Prospectus 1

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company
Home Office Location:
1301 South Harrison Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln AssetEdge® VUL 2022, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This same individual Policy may also be made available for purchase by entities and businesses in instances for use on a multi-life basis when the Insured people share a common employment or business relationship. The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will be allowed in your Policy. All material state variations are discussed in this prospectus. However, non-material variations may not be discussed. You should refer to your Policy for these state-specific features. Please contact the Administrative Office or your registered representative regarding availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on December 2, 1997 (“Separate Account”), the Indexed Account, or to the Fixed Account. Some broker-dealers may not allow or may limit the amount you may allocate to certain Separate Account or Indexed Account options. Each Sub-Account invests in shares of a certain fund. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which are available online at www.lfg.com/VULprospectus. More information about the funds can be found in Appendix A later in this prospectus.
The prospectus gives you information about the Policy that you should know before you decide to buy a Policy and make Premium Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference. All prospectuses and other shareholder reports will be made available on www.lfg.com/VULprospectus. If you wish to receive future shareholder reports in paper, free of charge, please call us at 1-800-487-1485, send an email request to CustServSupportTeam@lfg.com, or contact your registered representative. Your election to receive reports in paper will apply to all funds available under your Policy.
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Special Terms section.
If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review this prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply. Please note: A new investor does not include an ownership change and you should always refer to your Policy for more information.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2022

SPECIAL TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, the Holding Account Value, the Indexed Account Value and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Asset Charge—A charge that is deducted from the Indexed Account Options at the beginning of each Segment year from the opening Segment balance before any crediting is calculated or applied.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cap—the highest interest rate that can be credited to a Segment on an Indexed Account Option.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Chronically Ill—Under the Lincoln LifeEnhance® Accelerated Benefits Rider/Lincoln LifeAssure® Accelerated Benefits Rider - The Insured has been certified within the preceding 12 months as being unable to perform (without substantial assistance) at least two activities of daily living for at least 90 consecutive days (i.e. bathing, continence, dressing, eating, toileting and transferring); or requires substantial supervision from another individual, and is in need of certain services (i.e. diagnostic, preventive, therapeutic, curing, treating mitigating and rehabilitative) for the remainder of the Insured’s life.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance rate.
Covered Services—Services that are eligible for reimbursement under the Lincoln Accelerated Death Benefit for Long-Term Care Services Rider.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted prior to payment of the Death Benefit Proceeds. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Debt—The sum of all outstanding loans, including Fixed Loans and Participating Loans, and accrued interest but not yet charged. May also be referred to as Indebtedness in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Floor—the guaranteed minimum interest rate applied to an Indexed Account Option regardless of the performance of the S&P 500® Index or Fidelity AIM® Dividend Index.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Debt on Policy Loans). The Grace Notice will state the amount of Premium Payment (or payment of Debt on Policy Loans) that must be paid to avoid termination of your Policy.
Grace Period—The period during which you may make Premium Payments (or repay Debt) to prevent Policy Lapse. That period is the later of (a) 31 days after the Grace Notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Holding Account—An account from which value is systematically transferred to an Indexed Account Option according to your allocation instructions on each Monthly Indexed Account Allocation Date. This account is part of the Accumulation Value and is credited with interest daily. The Holding Account is part of our General Account.
Index—An external index used as a basis to determine the value of the Indexed Account. The Indexes currently used in this Policy are the S&P 500® Index and the Fidelity AIM® Dividend Index.
Index Credit Enhancement—A bonus that applies a percentage increase to the performance-based crediting percentages on Segment Maturity.
Indexed Account—An allocation option under the Policy, which is a part of our General Account, which consists of Indexed Account Options that are eligible for interest based off the Index.
Indexed Account Non-Guaranteed Elements (Indexed Account NGEs)—Any Indexed Account element within this Policy that affects the costs or values of the Policy and which may be changed at our discretion after this Policy is issued. Indexed Account NGEs are defined in each Indexed Account Option section of the Policy Specifications. They include Account Value Enhancement, Indexed Account Enhancement, Asset Charge and the Participation Rate.
Indexed Account Option—An allocation option available under the Indexed Account.
Insured—The person on whose life the Policy is issued.
Licensed Health Care Practitioner—Under the Lincoln LifeEnhance® Accelerated Benefits Rider/Lincoln LifeAssure® Accelerated Benefits Rider - A physician, a registered professional nurse, licensed social worker, or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury. The health care practitioner must be acting within the scope of his/her license when providing written certification or written re-certification, must not be you, the Insured or you or the Insured’s immediate family and must be licensed in the United States.
Loan Account (Loan Collateral Account)—The account in which policy Debt accrues once it is transferred out of the Sub-Accounts, Fixed Account, and Indexed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Fixed Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.

Non-Guaranteed Elements (NGEs)—Any element within this Policy that affects the costs or values of the Policy and which may be changed at our discretion after this Policy is issued. NGEs include the Cost of Insurance rates, Mortality and Expense Risk (“M&E”) Charge, Premium Load, Monthly Administrative Fee, interest rate used to credit the Fixed Account and Holding Account, and Persistency Bonus Rate.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Participation Rate—reflects how much of the positive performance of the S&P 500® Index or the Fidelity AIM® Dividend Index you will be able to realize under the Indexed Account Options you have chosen.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications—The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Segment—A portion of the Indexed Account created each time a transfer is made from the Holding Account to the Indexed Account, that lasts for a 12-month term and is eligible for Indexed Credits at the Segment Maturity Date.
Segment Maturity Date—The date when a Segment matures, which is at the end of the 12-month term.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Accumulation Value less any applicable Surrender Charge, less Debt.
Terminally Ill—An illness or physical condition which results in a life expectancy of 12 months or less.

Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.

Important Information You Should Consider About the Policy
An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	For a Full Surrender or Partial Surrender, for up to 14 years from the date of the Policy and up to 14 years from each increase in Specified Amount, you could pay a Surrender Charge of up to $56.82 (5.682%) per $1,000 of the Specified Amount.
	For example, if your Policy has a face amount of $100,000 and you surrender your Policy or take an early withdrawal, you could be assessed a charge of up to $5,682.			• Policy Charges and Fees
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions, such as when you make a Premium Payment, transfer Policy Value between Sub-Accounts or exercise certain benefits.			• Policy Charges and Fees
Ongoing Fees and Expenses (annual charges)	• In addition to Surrender Charges and transaction charges, there are certain ongoing fees and expenses that are charged annually, monthly or daily.
• These fees include the Cost of Insurance Charge under the Policy, optional benefit charges, Administrative Fees, mortality and expense risk charges and Policy Loan interest.
• Certain fees are set based on characteristics of the Insured (e.g., age, gender, and rating classification). You should review your Policy Specifications page for rates applicable to you.
	• Owners will also bear expenses associated with the Underlying Funds under the Policy, as shown in the following table:			• Policy Charges and Fees
	Annual Fee	Minimum	Maximum
	Underlying Fund Fees and Expenses*	0.23%	1.34%
*As a percentage of Underlying Fund assets.
	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			• Principal Risks of Investing in the Policy

RISKS	Location in Prospectus
Not a Short-Term Investment	• This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
• Surrender Charges apply for up to 14 years from the Policy Date and up to 14 years from the date of any increase in your Specified Amount.
• Charges may reduce the value of your Policy and death benefit.
• Tax deferral is more beneficial to investors with a long-time horizon.	• Principal Risks of Investing in the Policy • Policy Charges and Fees
Risks Associated with Investment Options	• An investment in the Policy is subject to the risk of poor investment performance of the Underlying Funds.
• Each Underlying Fund (including a Fixed Account investment option) and Indexed Account Option has its own unique risks. You should review each Underlying Fund’s prospectus before making an investment decision.	• Principal Risks of Investing in the Policy
Insurance Company Risks	• Any obligations, guarantees, and benefits of the contract are subject to the claims-paying ability of Lincoln Life. If Lincoln Life experiences financial distress, it may not be able to meet its obligations to you. More information about Lincoln Life, including its financial strength ratings, is available upon request from Lincoln Life or by visiting https://www.lfg.com/public/aboutus/investorrelations/financialinformation.
• You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/VULprospectus.	• Principal Risks of Investing in the Policy • Lincoln Life, the Separate Account and the General Account
Policy Lapse	• Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too small in relation to the insurance amount and if investment results of the Sub-Accounts and Indexed Account Option(s) you have chosen are adverse or are less favorable than anticipated.
• Outstanding Policy Loans (plus interest) and Partial Surrenders will increase the risk of lapse. The death benefit will not be paid if the Policy Lapsed.	• Principal Risks of Investing in the Policy • Lapse and Reinstatement
RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to charge for each transfer between Sub-Accounts in excess of 24 transfers per year.
• We reserve the right to close, add, substitute or remove Sub-Accounts and/or Indexed Accounts as investment options under the Policy. An Underlying Fund may also be merged into another Underlying Fund.	• Transfer Fee • Sub-Account Availability and Substitution of Funds

	RESTRICTIONS	Location in Prospectus
Optional Benefits	• Riders may alter the benefits or charges in your Policy. Rider availability and benefits may vary by state of issue or selling broker-dealer and their election may have tax consequences. Riders may have restrictions or limitations, and we may modify or terminate a rider, as allowed. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders or Policy features.	• Riders
	TAXES	Location in Prospectus
Tax Implications	• You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	• There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).	• Tax Issues
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation	• Investment professionals typically receive compensation for selling the Policy to investors.
• Registered representatives may have a financial incentive to offer or recommend the Policy over another investment for which the investment professional is not compensated (or compensated less).
	• Registered representatives may be eligible for certain cash and non-cash benefits. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.	• Distribution of the Policies and Compensation
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	Change of Plan (located in the SAI)

Overview of the Policy
What is the purpose of the Policy?
Lincoln AssetEdge® VUL 2022 is a flexible premium variable life insurance policy. Its primary purpose is to provide Policy Owners with death benefit protection. In exchange for your Premium Payments, upon the death of the Insured, we will pay the Beneficiary a death benefit. For Policy Owners who need death benefit protection, the Policy can also be a helpful financial tool for financial and investment planning.
The Policy may not be appropriate if you do not have a long-term investment time horizon. Although Policy Owners have access to their money at any time, it is not intended for people who may need to make frequent withdrawals or access their money within a short time frame, as such withdrawals can reduce the level of death benefit protection.
When do I have to pay Premiums and how do they get invested?
After the initial minimum Premium Payment is made, there is no minimum Premium required except to keep the Policy in force. You may generally select and vary the frequency and the amount of any Premium Payments up to the Insured’s Attained Age of 121.
After we deduct the Premium Load from your Premium Payment, we allocate your Net Premium Payment at your direction among the Policy’s Sub-Accounts and/or Fixed Account or Indexed Accounts. Please see Principal Risks of Investing in the Policy in the prospectus for more information. For monies allocated to the Sub-Account, we use your Premium Payments to purchase shares of funds that follow investment objectives similar to the investment objectives of the corresponding Sub-Account. We refer to these funds as “Underlying Funds,” and they are collectively known as the Elite Series. More information about the Underlying Funds is provided in an Appendix. Please see Appendix A: Funds Available Under the Policy. Comprehensive information on the funds may be found in the funds’ prospectuses which are available online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
For monies allocated to the Indexed Accounts, net Premiums are placed in the Holding Account until the next Monthly Indexed Account Allocation Date. Please see the Allocation of Net Premium Payments section of the prospectus for more information.
Although Premium Payments are not required, from time to time, there may be insufficient value to cover the Policy’s Monthly Deductions. If this happens, a Premium Payment will be needed in order to ensure the Policy’s Surrender Value is sufficient to pay the Monthly Deductions. If a Premium Payment is not made, the Policy will lapse.
What are the primary features and options that the Policy Offers?
Death Benefit Protection. Upon the death of the Insured, we will pay your designated Beneficiary a death benefit while this Policy remains in force. See the Death Benefit section of this prospectus for more information.
Access to Policy Values through Surrenders and Withdrawals. You may request a Full Surrender of your Policy, and we will pay you its Surrender Value. You may also request a Partial Surrender, which is a portion of the Surrender Value. You may incur a Surrender Charge if you request a Full Surrender or request a Partial Surrender.
Loans. You may take a loan on the Policy, which is subject to interest.
Transfers. Generally, you may transfer funds among the Sub-Accounts and the Fixed Account and from these accounts to the Indexed Accounts, subject to certain provisions. We also offer two automated transfer programs: Dollar Cost Averaging and Automatic Rebalancing. You may incur an additional fee for transfers in excess of 24 transfers in any policy year.

Tax Treatment. Variable life insurance policies have significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis until withdrawn, and transfers from one Sub-Account to another or to the Fixed Account  or Indexed Accounts generate no current taxable gain or loss. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or Partial Surrender if the Owner is under the age of 59½.
Additional Benefits. There are several additional benefits you may add to your Policy by way of riders, including benefits that accelerate the payment of your death benefit under certain circumstances or  help manage the risk of Policy Lapse. An additional charge may apply if you elect a rider. The riders available with this Policy are listed in the Riders section of this prospectus.
Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications for information about the specific fees you will pay each year based on the options you have elected.
The fees shown in the tables below are the maximums we can charge.
Transaction Fees
The first table describes the fees and expenses that you will pay at the time that you buy your Policy, surrender or make withdrawals from your Policy, or transfer cash value between Sub-Accounts.
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	When you pay a Premium	As a percentage of the Premium Payment paid:
• 5% in all Policy Years
Premium Tax	When you pay a Premium	Up to 3% charge included in the Sales Charges included in the Premium (Load)[1]
Maximum Deferred Sales Charge (Load)*	When you take a Full Surrender or reduce the Specified Amount[2,3]	• Maximum charge: $56.82 (5.682%) per $1,000 of Specified Amount
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $36.60 per $1,000 of Specified Amount
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year	$25 for each additional transfer
*	Charge varies based on individual characteristics of the Insured. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.

2	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
[3]	For up to 14 years from the Policy Date and up to 14 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 14 years from the Policy Date or up to 14 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.
Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and operating expenses.
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk[1]:
• Maximum: $83.33333 per $1,000
• Minimum: $0.00000 per $1,000
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $0.21195 per $1,000
Mortality and Expense Risk Charge (“M&E”)	Monthly	Maximum of 0.25%, effective annual rate, as a percentage of Separate Account value, calculated monthly
Administrative Fee*	Monthly	Maximum of $15, plus an additional amount up to a maximum of $5.33167 per $1,000 of Initial Specified Amount or increase in Specified Amount[2]
Maximum Asset Charge[3]	The first day a Segment begins	3%
Policy Loan Interest[4]	Annually	Fixed Loan: as a percentage of amount held in the Loan Account.
• 4%
Participating Loan: as a percentage of the loaned amount held against the Holding Account Value and the Indexed Account Value.
• 5.50%

Charge	When Charge is Deducted	Amount Deducted
Interest on Accelerated Benefit Lien	Annually	4%, as an annualized percentage of Accelerated Benefit up to Surrender Value.
Variable, as an annualized percentage of Accelerated Benefit exceeding Surrender Value.[5]
Overloan Protection Rider	Upon use of the benefit	One-time charge subject to a maximum of 3%, as a percentage of current Accumulation Value
Optional Benefit Charges
Basic Accelerated Benefits Riders[6]	Upon any payment of the rider benefit	$250, deducted from the benefit payment
Business Exec Enhanced Surrender Value Rider[7]	Monthly (in Policy Years 2-5 only)	A dollar amount per $1,000 of Initial Specified Amount
• Option 1: $0.0625
• Option 2: $0.1875
Individual Exec Enhanced Surrender Value Rider[8]	Monthly (in Policy Years 2-5 only)	A dollar amount per $1,000 of Initial Specified Amount
• Option 1: $0.0625
• Option 2: $0.1875
Lincoln LifeEnhance® Accelerated Benefits Rider Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk or Rider Net Amount at Risk, as applicable:
• Maximum: $4.47 per $1,000[9]
• Minimum: $0.00 per $1,000
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $0.09418 per $1,000
Lincoln LifeAssure® Accelerated Benefits Rider	Upon any payment of the rider benefit	$250, deducted from the benefit payment

Charge	When Charge is Deducted	Amount Deducted
Long-Term Care Rider*	Monthly	Administrative LTC Rider Fee for the first 10 Policy Years from the Policy Date
• Maximum: $0.017 per $1,000
• Minimum: $0.001 per $1,000
• Maximum Charge for a Representative Insured (male, age 45): $0.004 per $1,000
Plus a dollar amount per $1,000 of Rider Net Amount at Risk
• Maximum: $3.67655 per $1,000
• Minimum: $0.00094 per $1,000
• Maximum Charge for a Representative Insured (male, age 45, 2% Maximum Monthly LTC Benefit Percentage, in year one): $0.00465 per $1,000
Waiver of Monthly Deduction Rider[10]	Monthly	Rate factor as a percentage of all other covered monthly charges:
• Maximum: 12%
• Minimum: 2%
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco): 3.5%
*	These charges and costs vary based on individual characteristics of the Insured. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would the charge be higher than the maximum amount shown in the table above.
[2]	The additional amount applies for the first 20 Policy Years from the Policy Date or any increase in Specified Amount, currently for the first 10 Policy Years. The additional amount varies based on individual characteristics. A monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount: the maximum additional amount is $5.33167 per $1,000, the minimum amount is $0.185 per $1,000, and the maximum charge for a representative Insured (male, age 45, standard non-tobacco) is $0.475 per $1,000.
[3]	The Indexed Account Asset Charge compensates the Company for the costs of hedging and investment related expenses associated with the Indexed Account.
[4]	Interest on Fixed Loans accrues daily at an effective annual rate of 4% in years 1-10 and 3% thereafter. Interest on Participating Loans accrues daily at an effective annual rate of 5.50% in years 1 through Attained Age 121. See the section headed “Policy Loans” for a more detailed discussion.
[5]	Under the basic Accelerated Benefits Riders, payments of benefits are considered as liens, which as described more fully in the section headed “Policy Loans”, are charged interest as shown in the Table above. Variable interest shall be at a rate not to exceed higher of (i) published monthly average of Moody's Corporate Bond Yield Average - Monthly Average Corporates (determined 30 days in advance of beginning of Policy Year) and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1%. Although deducted annually, interest accrues daily.
[6]	There are two versions of this rider, and the charge for each version of the rider is the same. See Riders section for detailed discussion of the terms of each rider, including that the payment of a benefit under either version of the Rider is considered a loan against the Policy.
[7]	This rider is optional if the Policy is applied for on an individual basis, but owned by a corporation or business. See sections headed “Business Exec Enhanced Surrender Value Rider” in the Riders section of this prospectus for a detailed discussion.
[8]	This rider is optional if the Policy is applied for on an individual basis. See section headed “Individual Exec Enhanced Surrender Value Rider ” in the Riders section of this prospectus for detailed discussion.
[9]	Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would the charge be higher than the maximum amount shown in the table above.
[10]	These charges and costs vary based on individual characteristics of the Insured. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. “Covered monthly charges” are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Policy. A complete list of Underlying Funds available under the Policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Policy.
Annual Fund Expenses	Minimum	Maximum
(expenses are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	0.23%	1.34%[1]
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.23%. These waivers and reductions generally extend through April 30, 2023 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained online at www.lfg.com/VULprospectus or by calling 1-800-487-1485.
Principal Risks of Investing in the Policy
Fluctuating Investment Performance. A Sub-Account will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s and Underlying Fund’s objective and risk is found in this prospectus and in each Underlying Fund’s prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy’s Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and policy values allocated to the Fixed Account are held in the Company’s General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under other types of insurance policies and financial products. Obligations under these policies and financial products that are funded by our General Account include (1) the obligation to keep the policy and any riders in force when the policy value is below zero and a no-lapse guarantee is in effect; (2) the obligation to pay or accelerate Death Benefits that exceed the Separate Account Value; Payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all of the administrative services necessary in connection with the contracts (and bearing all of the associated expenses). Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company’s General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners’ obligations.
The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance company’s fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information, please see “Lincoln Life, The Separate Account and The General Account” or “Transfers” sections of this prospectus.
Costs Subject to Change.  The Tables of Fees contained in this prospectus reflect the guaranteed maximum charges applicable to the Policy. At the time you purchase the Policy, some of those charges are likely to be assessed at rates less than the maximum rates shown but are subject to adjustment as described in the Policy Charges and Fees section. Such charges are referred to as non-guaranteed elements or “NGEs”. A change to one or more of these NGEs can affect your Policy's performance, including coverage duration, premiums required to keep your Policy in force, as well as the Policy's Surrender Value.
Policy Values in the Indexed Account. Premium Payments and policy values allocated to the Indexed Account will first be deposited into the Holding Account. The Indexed Account and Holding Account assets are held in the Company's General Account.  As is true of the Fixed Account, this means, that they are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. It is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. During the time values are allocated to the Indexed Account, the amount of interest credited on those values is dependent on the relative growth of an external index.  While we guarantee that we will always credit interest at a minimum interest rate, if there comes a period of time in which the index fails to grow, Premium Payments may need to be increased in order to keep the Policy from terminating (“lapsing”).  It is possible that we may not always offer the same or same number of Indexed Account Options, though we will always offer at least one and we will never pay less than the guaranteed interest that can be earned in any Indexed Account Option.  An exception to this is if the Indexed Account itself is discontinued.  In such case, you will be able to transfer your Policy values held in the Indexed Account to the Fixed Account or one or more Sub-Accounts of your choosing.  However, if you do not tell us to where you would like those values transferred, they will be automatically reallocated to the Fixed Account.  Finally, please note that, if the index we use is no longer available or changes the way it is calculated, we reserve the right to substitute the index with one of our choosing, subject to any required regulatory approvals.  For more information, please see “Lincoln Life, The Separate Account and The General Account”, “Indexed Account” and “Transfers” sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, your Policy may include a No-Lapse Provision.
Your Policy may provide for up to a 20-Year No-Lapse period. If this provision is in effect and you pay the respective Premiums required by these provisions, your Policy will not enter the Grace Period and lapse during the applicable No-Lapse period even if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions. Once the No-Lapse period ends, if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions, your Policy may enter the Grace Period and lapse even if you pay the respective Premiums which you were required to pay during those periods. (See section headed “No-Lapse Provision” for more information about these provisions, including information about the death benefit payable.)
Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may decrease your Policy's death benefit.
Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. There is no Surrender Charge assessed if you partially surrender your Policy; however a Surrender Charge will be assessed if you specifically request a Reduction in Specified Amount within the Surrender Charge period. (See the section headed “Surrender Charges” for a detailed discussion of when Surrender Charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. Upon Full Surrender only, any Segments will receive the guaranteed rate prorated based on surrender date.
Tax Consequences. As noted in greater detail in the section headed “Tax Issues”, the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or withdrawal if the Owner is under the age of 59½.
Tax Treatment of Life Insurance Contracts. Your Policy is designed to qualify for the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy’s qualification as life insurance or may have other tax consequences.

Cyber-Security and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
In addition to cyber-security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
COVID-19. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect us during 2021 and are expected to continue to adversely affect our business, results of operations and financial condition in 2022. The COVID-19 pandemic led to an extreme downturn in and volatility of the capital markets in the early part of 2020, record low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders and limitations on business activity. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. The ultimate impact on our business, results of operations and financial condition depends on the severity and duration of the COVID-19 pandemic and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict.
Lincoln Life, The Separate Account and The General Account
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation and interest is credited at a daily rate of 0.00272616% (equivalent to a compounded annual rate of 1%) or a higher rate determined by the Company. The current interest rate is shown on the Annual Statement.
Interest in the Fixed Account is not registered under the 1933 Act. The Fixed Account is not registered as an investment company under the 1940 Act. Disclosures in the prospectus regarding the Fixed Account are subject to certain generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of disclosures.
Holding Account. The Holding Account assets are held in the Company's General Account until applied to the Indexed Account and are not subject to market fluctuation.
Indexed Account. The Indexed Account is part of the Company's General Account and you may allocate all or part of your assets under certain Indexed Account Options that are eligible for interest (“Index Credits”) based on the performance of an outside financial index (“Index”) and are discussed in more detail under the “Indexed Account Options” section of this prospectus. It is important to note that: (a) you are not purchasing or investing in any of the stocks that make up the Index and therefore have no rights of ownership such as the right to earn dividends, receive distributions or the right to vote; (b) the performance of the Index is a factor we make reference to in determining Index Credits but otherwise is not part of the Policy nor is it affiliated with us. Interests in the Indexed Account have not been registered with the SEC.  Lincoln Life believes that there are sufficient insurance elements and guarantees with respect to interests in the Indexed Account to qualify for an exemption from registration under the federal securities laws under Section 3(a)(8) of the Securities Act of 1933.  With respect to the Indexed Account, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
The Index being offered is shown in your Policy Specifications.  The current Indexes are the S&P 500 Index and the Fidelity AIM® Dividend Index.
The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company.  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by The Lincoln National Life Insurance Company.  The Lincoln National Life Insurance Company’s product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.
The Fidelity AIM® Dividend Index (the “Index”) is a product of Fidelity Product Services LLC (“FPS”) and has been licensed for use by The Lincoln National Life Insurance Company and its affiliates and reinsurers (“Lincoln”).  Fidelity is a registered trademark of FMR LLC.  The Index is the exclusive property of FPS and is made and complied without regard to the needs, including, but not limited to, the suitability needs of Lincoln or any Lincoln Life insurance owner.  Lincoln exercises sole discretion in determining whether and how the life insurance will be linked to the value of the Index.  FPS does not provide investment advice to owners of the life insurance, and in no event shall any Lincoln life insurance policy owner be deemed to be a client of FPS.  Neither FPS nor any third party involved in, or related to, marking or compiling the Index makes any representation regarding the Index, Index information, Index or market performance, life insurance generally or the Lincoln life insurance in particular, and Lincoln life insurance is not sold, sponsored, endorsed or promoted by FPS or any other third party involved in, or related to, making or compiling the Index (including the Index calculation agent, as applicable).  FPS disclaims all warranties, express or implied, including all warranties of merchantability or fitness for a particular use; does not guarantee the adequacy, accuracy, timeliness, and/or completeness of the Index or any data communication related thereto; and assumes no liability for errors, omission, or interruptions of the Fidelity AIM® Dividend Index.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/VULprospectus.

Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.30% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, Northern Lights Variable Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Securities Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and generally 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders, and the Premium amounts and timing; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales incentives relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.

We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the selection factors discussed above and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us may manage some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contract holders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

If an Underlying Fund imposes restrictions with respect to the acceptance of Premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
Information regarding each Underlying Fund, including (i) its name; (ii) its objective; (iii) its investment advisor and any sub-investment advisers; (iv) its current expenses; and (v) and certain performance is available in Appendix A: Funds Available Under the Policy at the back of this prospectus. Comprehensive information on each Underlying Fund may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds are available by calling 1-800-487-1485, by emailing a request to CustServSupportTeam@lfg.com, or on-line at www.lfg.com/VULprospectus.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state or federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	Change the investment objective of the Separate Account;
•	Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	Deregister the Separate Account; or
•	Combine the Separate Account with another Separate Account.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.
We may close Sub-Accounts to Owners that purchase a new Policy after a specified date, and these Owners may not allocate Net Premium Payments or policy value to the closed Sub-Account. Owners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Sub-Account.
From time to time, certain of the Underlying Funds may merge with other funds. If a merger of an Underlying Fund occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Sub-Account may become unavailable due to the liquidation of its Underlying Fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Underlying Fund to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us unless otherwise instructed by you.

Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
Indexed Account Options
The Indexed Account consists of Indexed Account Options as shown in your Policy Specifications. We reserve the right to add and remove one or more Indexed Account Options, but at least one will be available to you. An exception to this is if the Indexed Account itself is discontinued. In such a case, you will be able to transfer your Policy values held in the Indexed Account to the Fixed Account or one or more Sub-Accounts of your choosing. Please consult your registered representative to determine which Indexed Account Options are available to you.
Any money allocated to the Indexed Account will first be deposited into the Holding Account (see section headed “Policy Values” for a more detailed discussion on Holding Account Value). On the 15th day of the calendar month, any money in the Holding Account will be applied to the Indexed Account Option(s) you have selected per your allocation instructions. This will begin a new “Segment”, which is a portion of the Indexed Account created each time a transfer is made from the Holding Account to the Indexed Account. A Segment lasts for a 12-month term and is eligible for Index Credits (see below) at the “Segment Maturity Date” (the last day of the 12-month term). Each such application to an Indexed Account Option starts a new Segment. You may have multiple Segments at any given time. You may elect ongoing allocations to a new Segment by providing allocation instructions on the segment maturity allocation form. At the end of the Segment, if you do not provide instructions to us you will be reallocated in accordance to the instructions we have on file.
You may be limited to the maximum amount you may allocate to the Indexed Account in any Policy Year as shown in your Policy Specifications.
Indexed Account Options are eligible for non-guaranteed Indexed Interest (“Index Credits”) which is linked to the percentage change of the Index from the start to the end of the Segment. Each Indexed Account Option determines the crediting rate through a different method by employing a Cap, Floor and/or a Participation Rate, which are declared at the beginning of each Segment. If applicable, a Cap is the highest interest rate that can be applied to a Segment on an Indexed Account Option. If applicable, a Floor is a guaranteed minimum interest rate regardless of the performance in the S&P 500® Index or the Fidelity AIM® Dividend Index. If applicable, the Participation Rate reflects how much of the positive performance of the S&P 500® Index or the Fidelity AIM® Dividend Index you will be able to realize under the Indexed Account Options you have chosen. The guaranteed minimum Cap, Floor and Participation Rate is shown in your Policy Specifications. Subsequent Caps, Floor and Participation Rates may differ, but will never be less than the guaranteed minimum rate. Please contact your registered representative or the Administrative Office to determine the current Cap, Floor and Participation Rate. For all Indexed Account Options, Index Credits are applied on the Segment Maturity Date at a rate guaranteed to be no less than that shown in your Policy Specifications.
S&P 500® Index Options
Conserve Indexed Account Option. The Conserve Indexed Account Option will be credited:
a) the full percentage increase of the S&P 500® Index during the term of the Segment, up to the Cap, and subject to the Floor and the Participation Rate.
Perform Indexed Account Option. The Perform Indexed Account Option will be credited:
a) the full percentage increase of S&P 500® Index during the term of the Segment, up to the Cap, and subject to the Floor, the Participation Rate; and
b) an Index Credit Enhancement.
Fidelity AIM® Dividend Index Options
Fidelity AIM® Dividend Indexed Account – Fixed Bonus. The Fidelity AIM® Dividend Indexed Account – Fixed Bonus will be credited:
a) the full percentage increase of the Fidelity AIM® Dividend Index during the term of the Segment subject to the Floor and the Participation Rate; and
b) an Indexed Account Value Enhancement.
Fidelity AIM® Dividend Indexed Account. The Fidelity AIM® Dividend Indexed Account will be credited:
a) the full percentage increase of the Fidelity AIM® Dividend Indexed during the term of the Segment.
Please see Appendix A of this prospectus for examples showing how each of these Indexed Account Options performs under different market conditions, using an assumed Cap (if applicable), Floor and Participation Rate.
Interest Bonuses
Depending on the option you have chosen, one or more of the following Interest Bonuses may apply.
Account Value Enhancement

Beginning in Policy Year 1, we will credit an Indexed Account Value Enhancement by applying an Indexed Account Value Enhancement Rate, of no less than the Guaranteed Minimum Indexed Account Value Enhancement Rate that is shown on your Policy Specification pages, to the value of each Segment on the Segment Maturity Date. A higher Indexed Account Value Enhancement Rate may be applied. The Indexed Account Value Enhancement applied will equal (a x b) where:
a.	is the annual Indexed Account Value Enhancement Rate in effect on the Segment Date; and
b.	is the Average Monthly Segment Balance before any Index Credits are applied.
Index Credit Enhancement
An Index Credit Enhancement is a bonus we apply on Segment Maturity Date. The Index Credit Enhancement rate is declared at the beginning of the Segment. The Index Credit Enhancement is calculated as follows:
•	An Asset Charge (see Asset Charge under Policy Charges and Fees) is deducted from the balance at the beginning of a Segment.
•	When the change in the S&P 500® Index value is positive, the percentage increase (up to the Cap and subject to the Participation Rate) is multiplied by the average monthly Segment balance on Segment Maturity Date.
•	The amount from the calculation above is multiplied by the Index Credit Enhancement rate to determine the Index Credit for that Segment.
When the change in the S& P 500® Index value is negative, the percentage decrease (subject to the Floor and Participation Rate) is multiplied by the average monthly Segment balance on Segment Maturity Date. This means when the Floor is 0% and the change in the S&P 500® Index is zero or negative , no index credit will be applied.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefits, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Pursuant to the terms of the Policy, certain of the charges described in the provisions below, while subject to guaranteed maximums, may or may not be changed from what we are charging at the time you purchase the Policy. The charges that are open to the possibility of change are referred to as “Non-Guaranteed Elements” or “NGEs” in the Policy. They include Cost of Insurance rates, M&E Charges, the Premium Load and Monthly Administrative Fee. Some things to know about these NGEs:
a.	We will not make any changes to them in order to distribute past gains or recoup past losses;
b.	We are not obligated to make any adjustments to them, but may choose to do so in our sole discretion;
c:	Any change we make will be in consideration of future anticipated or emerging experience factors which may include, but are not limited to: mortality, interest rates, investment earnings, persistency, expenses (including reinsurance costs and taxes), policy funding, net amount at risk, loan utilization, capital requirements, and reserve requirements.
In doing our analysis of whether an adjustment should be made, we first determine which group or groups of policies should be considered together (called a “Redetermination Class”) in making our assessments. These Redetermination Classes may be different from those used when the Policy charges were first determined and different Redetermination Classes may be used when adjusting each NGE or when making adjustments at different points in time. Redetermination Classes will consist of policies with similar characteristics, which may include one or more of the following but are not limited to: Specified Amount, Policy Date, policy duration, Premiums paid, source of Premium, Policy ownership structure, underwriting type, sales distribution method, the Insured’s age, Gender, and Premium Classes, requested increases in Specified Amount, issue state, policy form, and the presence and attributes of Policy features and benefits and optional Riders. It is important to note that any change will apply consistently to all individuals of the same Redetermination Class.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets as described in the fund prospectus. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted from the value of each Sub-Account and the Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date on which deduction is made, unless you and we agree otherwise in writing. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Monthly Deduction, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost of the Monthly Deduction has been satisfied. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted. However, we reserve the right to terminate or change this practice upon notice to you.
If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly Deduction, we will deduct the remaining Monthly Deduction from the Sub-Accounts which have value in the same proportion as the balances invested in the total of such account(s) as of the day the deduction is made. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Monthly Deduction, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost of the Monthly Deduction has been satisfied. The Monthly Deductions are made on the “Monthly Anniversary Day” (the Policy Date and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.
If the Surrender Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We reserve the right to change this charge, but guarantee it will not exceed 5% of each Premium Payment. The Premium Payment, net of the Premium Load, is called the “Net Premium Payment”.
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by Death Benefit Option, issue age, underwriting class, gender, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $56.82 (5.682%) per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.

The duration of the Surrender Charge is determined by Death Benefit Option, issue age, underwriting class and gender on the Policy Date or on the date of an increase in Specified Amount.
If, on the Policy Date (or date of increase in Specified Amount), the Death Benefit Option is:	The Surrender Charge Period as it relates to the Initial Specified Amount or any increase in Specified Amount is:
• Death Benefit Option 1	Up to 14 years
• Death Benefit Option 2	Up to 9 years
• Death Benefit Option 3	Up to 14 years
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date on which deduction is made. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Surrender Charges, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost to cover the Surrender Charge has been satisfied. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The Surrender Charge will not exceed the then current Accumulation Value less any Debt. All Surrender Charges decline to zero within 14 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount during the surrender charge period, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease is caused by a Partial Surrender.
B. For all other decreases, the charge will be calculated as 1) divided by 2) and then multiplied by 3), where:
1)	is the amount of the decrease;
2)	is the Initial Specified Amount; and
3)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient Surrender Value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the then current Accumulation Value less any Debt.
In addition, if your Policy includes the Business Exec Enhanced Surrender Value Rider or the Individual Exec Enhanced Surrender Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.

Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided with a supplement to your prospectus in the event that such a change is made.
Mortality and Expense Risk Charge
We may assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.25% in all Policy Years. We reserve the right to change this charge, but guarantee it will not exceed the maximum rate.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The monthly Cost of Insurance Charge is equal to A) multiplied by the result of B) minus C), where:
A) is the current cost of insurance rate as determined by the Company, which the Company may change subject to the Policy’s maximum rates;
B) is the death benefit at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor (1 plus 0.00082954), divided by 1,000; and
C) is the Accumulation Value at the beginning of the Policy Month after the deduction of the monthly Administrative Fee (as described below) but prior to the deduction for the monthly Cost of Insurance, divided by 1,000.
The Net Amount at Risk Discount Factor is the monthly equivalent of an effective annual rate of 1%.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Changes to the current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency, expenses (including, but not limited to, taxes and reinsurance), capital and reserve requirements. For this reason, the current cost of insurance rates may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Because cost of insurance rates are subject to change, they are a NGE and are subject to adjustment as described in the discussion of NGEs and changes to NGEs in the first paragraph of Policy Charges and Fees, above. Also, your monthly Cost of

Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in the “Periodic Charges Other Than Underlying Fund Operating Expenses” table in this prospectus.
Administrative Fee
There is a monthly Administrative Fee, (as shown in the “Periodic Charges Other Than Underlying Fund Operating Expenses” table of this prospectus and reflected as the “Guaranteed Maximum Monthly Administrative Fee” in the Policy Specifications), which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including but not limited to premium billing and collection, policy value calculation, confirmations, and periodic reports. It is calculated as A) plus B) where:
A) a flat Monthly Deduction of $15 during all Policy Years up to age 121, currently to age 100.
B) for the first 20 Policy Years from the Policy Date or increase in Specified Amount, currently for the first 10 Policy Years, a per $1,000 charge which varies with the Insured’s issue age, gender, death benefit option, and premium class. This charge will never exceed $5.33167 per month per $1,000 of Initial Specified Amount or increase in Specified Amount.
Asset Charge
On the Segment Date, an Asset Charge will be deducted from the value transferred to an Indexed Account Option. This charge compensates the Company for the costs of hedging and investment related expenses associated with the Indexed Account. The Asset Charge is calculated by multiplying the value transferred to an Indexed Account Option by a percentage, guaranteed not to exceed the maximum rate in all Policy Years. The Perform Indexed Account guaranteed maximum rate is 3%. The Asset Charge for the Perform Indexed Account is a NGE.
Policy Loan Interest
If you borrow against your Policy in the form a Fixed Loan, interest will be charged to the Loan Account Value. The annual effective interest rate is 4% in years 1 – 10, 3% thereafter. Interest charged on a Participating Loan will be at an annual effective rate of 5.50% in all Policy Years. The amount of your Fixed Loan or Participating Loan, plus any accrued but unpaid interest, equals your Debt.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Basic Accelerated Benefits Riders.  There is a flat charge of $250 (limited in certain states), which will be deducted from any benefit when paid.
Lincoln LifeEnhance® Accelerated Benefits Rider. If you elect this rider, there is a monthly Cost of Insurance Charge for this rider which will be part of the Monthly Deduction made under the Policy. The amount deducted each Policy Month will be calculated as (A) multiplied by (B) where:
(A)	is the applicable rate found in the “Guaranteed Maximum Cost of Insurance Rate Per $1,000 of Policy Net Amount at Risk or Rider Net Amount At Risk” table of rates shown on the Policy Specifications; and
(B)	is either i. or ii. noted below:
i.	For any Policy Month prior to acceleration of the death benefit, the Policy’s Net Amount at Risk divided by $1,000; or
ii.	Following acceleration of the death benefit, for any Policy Month in which benefits are not payable, the Rider’s Net Amount at Risk divided by $1,000.

The Rider’s Net Amount at Risk is equal to the Remaining Benefit Amount at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor shown on the Policy Specifications, minus the Policy’s Accumulation Value at the beginning of the Policy Month after the deduction of the monthly Administrative Fee shown in the Policy Specifications (see the “Periodic Charges Other Than Underlying Fund Operating Expenses” table of this prospectus) but prior to the deduction for the monthly Cost of Insurance.
Each Policy Month you receive a Chronic Illness Monthly Benefit Amount or the Terminal Illness benefit, this rider’s Cost of Insurance will be waived.
Lincoln LifeAssure® Accelerated Benefits Rider. While there is no upfront charge for this rider, there is an administrative fee, shown on the Policy Specifications, which will be deducted from any benefit payment when paid but not to exceed $250.
Long-Term Care Rider. There is a monthly Long-Term Care (“LTC”) Rider charge which is based on: (a) this rider’s Cost of Insurance rates, which will not exceed the guaranteed maximum rates shown on your Policy Specifications (we reserve the right to charge less than the maximum rates on a current basis); (b) the amount of the LTC Specified Amount available for reimbursement on the date the charge is calculated (remaining LTC Benefit Pool); and (c) the Policy’s Accumulation Value at the beginning of the Policy Month after the deduction of the Policy’s Monthly Administrative Fee (Charges) but prior to the deduction of the Policy’s monthly Cost of Insurance, multiplied by the result of the remaining LTC Specified Amount divided by the Policy’s current Specified Amount. There is also a monthly Administrative LTC Rider Fee as shown on your Policy’s Specifications, which will not increase. The maximum charges are shown in the “Periodic Charges Other Than Underlying Fund Fees and Operating Expenses” table of this prospectus.
Business Exec Enhanced Surrender Value Rider.   There is a monthly charge during Policy Years 2 – 5 of $0.0625 per $1,000 of Initial Specified Amount for Option 1 and $0.1875 per $1,000 of Initial Specified Amount for Option 2.
Individual Exec Enhanced Surrender Value Rider.   There is a monthly charge during Policy Years 2 – 5 of $0.0625 per $1,000 of Initial Specified Amount for Option 1 and $0.1875 per $1,000 of Initial Specified Amount for Option 2.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge is 3% of the then current Accumulation Value.
Waiver of Monthly Deduction Rider.  The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the Insured. The maximum percentage is 12%. If you have elected this rider, a table of percentages appears on the rider pages in your Policy.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insured and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Administrative Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and may require an examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insured.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 15 and at most age 85, if the Policy is fully underwritten. Other age limits may apply if this Policy is not fully underwritten. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.
Owner
The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:

1)	initial death benefit amount, death benefit option, and death benefit qualification test;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts , the Fixed Account, or the Indexed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely, request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the following:
If your Policy is issued in a state that provides for return of value, you are subject to the risk of market loss during the Right to Examine Period. Any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts, Fixed Account, and Indexed Account which you designated. Any Net Premium Payments allocated to the Indexed Account will be held in the Holding Account until the next Indexed Account Allocation Date. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the sum of (i) the Accumulation Value less any Debt, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
If your Policy is issued in a state that requires return of Premium Payments, or you are 60 years old or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated among the Sub-Accounts, Fixed Account, and Indexed Account which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Debt; or (b) the sum of (i) the Accumulation Value less any Debt, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
If a Premium Payment was made by check, there may be a delay until the check clears.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than  $100,000 (other limits may apply when your Policy is not fully underwritten). This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.

Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, and from these accounts to the Indexed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. Transfers from the Indexed Account can only be made from a Segment that has reached the end of its 12-month term (“Matured Segment”), based on your allocation instructions. Money cannot be transferred out of a Segment. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any.)
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts or the Indexed Account, it may take several years to do so. We reserve the right to waive these transfer restrictions from the Fixed Account at any time. Please contact your registered representative to determine if a waiver is currently in effect.
Requests for transfers must be made in writing, electronically, or by telephone if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account or the Indexed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the New York Stock Exchange (generally 4:00 pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the New York Stock Exchange may close before 4:00 pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
We reserve the right to change the terms and conditions of the “Transfers” section in response to changes in legal or regulatory requirements. Further, we reserve, at our sole discretion, the right to limit or modify transfers that may have an adverse effect on other Policy Owners. Transfer rights may be restricted in any manner or terminated until the beginning of the next Policy Year if we determine that your use of the transfer right may disadvantage other Policy Owners.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Account of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.

Other Benefits Available Under the Policy
In addition to the Death Benefit under the Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. More information about each rider follows the table.
Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Basic Accelerated Benefits Riders	Advances a portion of the death benefit upon Insured being Terminally Ill, critically ill or confined to a nursing home.	Optional	• Version 1: available at Policy purchase or anytime thereafter; Version 2: available at Policy purchase only.
• Availability is subject to underwriting criteria (including age and state of health).
• Terminal illness coverage is up to 50% of the death benefit.
• Nursing Home Confinement coverage is up to 40% of the death benefit.
• Terminal Illness coverage and Nursing Home Confinement coverage is subject to an overall maximum of $250,000.
• Version 2: critical illness coverage is 5% of the death benefit not to exceed $25,000 upon the occurrence of the first critical illness.
• The illness or confinement must meet conditions of the Rider to qualify for payments.
• Benefits received from this rider will terminate any other Accelerated Benefit rider.
Lincoln LifeEnhance® Accelerated Benefits Rider	Advances payment of up to 100% of the Original Benefit upon the occurrence of chronic or terminal illness.	Optional	• Available at Policy purchase only.
• Start of benefit payments will terminate the Business Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider, if applicable.
• Availability subject to underwriting criteria (including age and state of health) at time of Policy purchase only.
• The chronic illness or terminal Illness, must meet conditions of the Rider to qualify for payments.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Lincoln LifeAssure® Accelerated Benefits Rider.	Advances up to 100% of the Original Benefit upon the occurrence of a chronic or terminal illness.	Optional	• Available at Policy purchase only.
• Start of benefit payments will terminate the Business Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider.
• Availability subject to underwriting criteria (including age and state of health) at time of Policy purchase only.
• The chronic or terminal illness, must meet conditions of the Rider to qualify for payments.
• Benefit payments received will be less than the amount accelerated because each payment is subject to a discount factor for early payment
Long-Term Care Rider	Provides monthly benefit payments for the reimbursement of expenses incurred by the Insured for Covered Services.	Optional	• Available at Policy purchase only.
• Start of benefit payments will terminate any other Accelerated Benefit Rider, Business Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider.
• If you exercise any other Accelerated Benefit Rider or the Overloan Protection Rider, this rider will terminate.
• Amounts we reimburse are subject to a monthly maximum dollar amount that can be accelerated each Policy Month.
• Availability is subject to underwriting criteria (including age and state of health) at time of Policy purchase only.
• The long-term care services must meet conditions of the Rider to qualify for reimbursement.
Change of Insured Rider	Permits a change in the person who is Insured under the Policy.	Optional	• Available at Policy purchase or until the attained age of 65.
• Benefit ceases to be available on the contract anniversary nearest to the current Insured’s 65th birthday.
• The new Insured is subject to underwriting requirements.
• Policy value requirements apply.
• Policy charges applicable to the new Insured may differ from charges applicable to the current Insured.
• Any change in Insured is a taxable event.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Lincoln Enhanced Allocation Rider	Provides an Enhanced Value Benefit if conditions are met.	Optional	• Available at Policy purchase.
• Benefit ceases to be available on the Policy when policyholder terminates, surrenders, dies, lapses or has not available money in the separate account.
• The Lincoln Enhanced Allocation Rider charge will not be subtracted from the Policy’s Fixed Account.
Business Exec Enhanced Surrender Value Rider	Provides an Enhanced Surrender Value for your Policy if fully surrendered during the Exec Enhanced Surrender Value Period. It may also provide a credit for a portion of the monthly Administrative Fees during this period depending on the Rider option elected.	Optional	• Available at Policy purchase only. • Availability is subject to underwriting criteria.
Individual Exec Enhanced Surrender Value Rider	Provides an Enhanced Surrender Value for your Policy if fully surrendered during the Exec Enhanced Surrender Value Period. It may also provide a credit for a portion of the monthly Administrative Fees during this period depending on the Rider option elected.	Optional	• Available at Policy purchase only. • Availability is subject to underwriting criteria.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Overloan Protection Rider	Provides that your Policy will not lapse solely based on Debt exceeding the Surrender Value.	Standard	• Automatically issued at Policy purchase if Guideline Premium Test is chosen. Not available if Cash Value Accumulation Test is chosen.
• Once you exercise the benefit, the following changes will be made to your Policy:
• We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount.
• All other riders will be terminated.
• No additional Monthly Deductions will be taken.
• The Separate Account Value will be transferred to the Fixed Account.
• The Policy will become paid-up insurance (i.e. no further payment will be required).
Waiver of Monthly Deduction Rider	Waives monthly deductions during periods of total disability.	Optional	• Available at Policy purchase only. • The disability must meet conditions and commence prior to the Policy Anniversary nearest the Insured’s 65th birthday to qualify for payments.
Dollar Cost Averaging	An investment strategy that divides up the total amount to be invested in one or more sub accounts over a specified period of time. This averages the purchase cost of the assets over time and helps to reduce the potential impact of market volatility.	Optional	• Available at Policy issue or any time after Policy issue by contacting our Administrative Office.
• You may select a quarterly, semi-annual or annual basis.
• Transfers from the Fixed Account can only be elected at the time your Policy is issued.
• Systematically transfers amounts from the money market Sub-Account or on a limited basis from the Fixed Account.
• Automatically terminates under certain conditions.
Automatic Rebalancing	To periodically restore sub account exposure to a pre-determined level selected by the policyholder to reduce potential risk of exposure to market volatility.	Optional	• Available at Policy issue or any time after Policy issue by contacting our Administrative Office.
• You may select a quarterly, semi-annual or annual basis.
• The Fixed Account and the Indexed Account are not subject to rebalancing.
• May be elected, terminated, or the allocation may be changed at any time.
Basic Accelerated Benefits Riders.  There are two basic Accelerated Benefits Riders. The availability of the riders is based upon the Insured meeting our underwriting criteria (including the Insured's age and the state of the Insured's health at the time of your application), which will determine which, if any, form of rider will be issued to you. If the Insured meets our underwriting requirements and if you apply for the riders at the same time as you apply for your

Policy, you will be issued the second version of the rider (as described below). If the Insured does not meet our underwriting requirements (or you do not apply for the riders when you apply for your Policy), you will be issued the first version of the rider that is described below. There is a charge for these riders of $250 (limited in certain states), which will be deducted from any benefit when paid. A benefit payable under either form of rider (the “Accelerated Benefits”) will be considered as a lien against your Policy for the amount of the Accelerated Benefit paid, and the lien will be considered as a Policy Loan and will be charged interest. (See section headed “Policy Loans”.) As the benefit paid is a lien, you may, if you wish, repay any part (but not less than $25) or all of the amount paid. The amount of any lien outstanding at the time of the death of the Insured will be deducted from the death benefit otherwise payable. In certain states, the availability of the riders, and the benefits available thereunder, are limited; please consult with your registered representative as to availability and benefits.
One version of this rider pays a portion of the death benefit upon occurrence of Terminal Illness (defined by the rider as when the Insured's life expectancy is reduced to less than 12 months) or Nursing Home Confinement (defined by the rider as the Insured being confined to a qualifying nursing home for the balance of life), subject to the terms of the rider. This version of the rider will pay 50% of the death benefit for Terminal Illness and 40% of the death benefit for Nursing Home Confinement, subject to an overall maximum of $250,000 on all policies in force with us, in accordance with the terms of the rider. You may apply for this rider either at the time your application for the Policy is made or at any time thereafter. Our underwriting rules in effect at the time you apply will determine whether the rider will be issued.
The second version of this rider, which must be applied for at the time you apply for your Policy, in addition to paying the same portion of the death benefit upon the occurrence of Terminal Illness or Nursing Home Confinement (as discussed above), also may pay a portion of the death benefit upon critical illness or a condition specified in the rider. The illnesses which qualify are detailed in the rider and generally include, but are not limited to, heart attack (myocardial infarction) and life threatening cancer. In the instance of critical illness, the portion of the death benefit payable is 5% (not to exceed a total of $25,000) upon the occurrence of the first critical illness covered by the rider.
To receive a benefit, you must contact us and let us know which benefit you are requesting and the benefit amount (subject to maximum limits) you would like. We will let you know what physician’s certification or other requirements you must submit. If you request less than the maximum benefit, you may later apply for the balance of the benefit. For example, if the Insured is confined to a qualifying nursing home for the balance of life, and your only policy with us covering that Insured has a $100,000 death benefit, you could request up to 40% or $40,000, and if the Insured is later diagnosed with a medical condition resulting in a less than 12 month life expectancy, you may request an additional 10% (for a total benefit of 50%) or $10,000 (for a total benefit of $50,000). Because the benefit payable creates a lien on the Policy, the maximum amount of your benefit may also be restricted (or no benefit may be payable) if you have an outstanding Policy Loan or if the Policy has been assigned to a third party. Benefits paid under the rider may restrict your ability to request future Policy Loans.
Lincoln LifeEnhance® Accelerated Benefits Rider. The availability of this rider is based upon the Insured meeting our underwriting criteria (including the Insured’s age, gender and the state of the Insured’s health at the time of your application). You must apply for this rider at the time you apply for your Policy. Charges for this rider, if elected, are part of the Monthly Deductions.
This rider provides for the acceleration of up to 100% of the Original Benefit Amount, as determined below, upon occurrence of a Qualifying Event provided all of the terms and conditions of this rider have been met. There are two Qualifying Events: (1) the Insured is certified as Chronically Ill as defined in the rider; or (2) the Insured is certified as Terminally Ill as defined in the rider.
Depending on which Qualifying Event occurs and the benefit payment option you have chosen, the Original Benefit Amount will be determined as follows, assuming all the Conditions for Eligibility for Benefit Payments, also described below, have been satisfied:
A.	For Chronic Illness where you have elected to receive benefits in a one-time lump sum and have met all Conditions for Eligibility of Benefit Payments:

•	the Policy’s Death Benefit Proceeds, without reduction by an outstanding Debt, (the “Gross Death Benefit Proceeds”).
B.	For Chronic Illness where you have elected to receive Monthly Benefit Amounts or where you elect to receive the Terminal Illness benefit and have met all Conditions for Eligibility for Benefit Payments:
•	the Gross Death Benefit Proceeds after a (required) change to Death Benefit Option 1.
You are eligible to receive an Accelerated Benefit payment if the Policy and this rider are in force and the Insured is living when all of the following requirements (the “Conditions for Eligibility for Benefit Payment”) are met:
1.	Our receipt and approval of the following documentation provided by you:
a.	For Chronic Illness, Written Certification or Written Re-certification that the Insured is a Chronically Ill individual; or
b.	For Terminal Illness, a Terminally Ill Certification that the Insured is Terminally Ill; and
c.	A written consent to make such payment from any assignee of record named under the Policy or any irrevocable Beneficiary named under the Policy; and
2.	We complete, at our discretion and expense, a personal interview with, and an assessment of, the Insured, including examination or tests by a “Licensed Health Care Practitioner” of our choice; and our receipt of copies of any relevant medical records from a health care provider involved in the Insured’s care. A Licensed Health Care Practitioner is a physician, as defined in Section 1861(r)(1) of the Social Security Act, a registered professional nurse, licensed social worker, or other individual who meets such requirements as may be prescribed by the United States Secretary of Treasury, or qualifications to our satisfaction.
The Original Benefit Amount will be reduced by any benefit payments made. The balance remaining is the “Remaining Benefit Amount”. There is no waiting period to receive a benefit under this rider once all Conditions for Eligibility for Benefit Payments have been satisfied and benefits will be paid retroactively to the date of our receipt of all documentation provided by you that is necessary to satisfy all Conditions for Eligibility for Benefit Payments. Furthermore, we do not require proof of incurred expenses for you to receive benefits under this rider. This rider’s benefits will only be paid to the Owner of the Policy and will only be paid by check or other method made available by us. Any benefit to be paid is subject to the “Incontestability” provision of the Policy.
The benefit payment options available to you under this rider are as follows:
(1)	For a Chronic Illness Qualifying Event
You may elect to receive the benefit as either (a) Monthly Benefit Amounts or (b) a one-time lump sum payment.
(a)	Monthly Benefit Amounts - Provided all Conditions for Eligibility for Benefit Payments have been satisfied, you may elect to receive accelerated monthly benefit payments (the “Monthly Benefit Amount”) without losing the option of electing a one-time lump sum payment of the Remaining Benefit Amount.
For each Benefit Period, defined below, in which you qualify to receive benefits, you may elect a Monthly Benefit Amount equal to or greater than the Minimum Monthly Benefit but not exceeding the Maximum Monthly Benefit. Both of these amounts are shown on the Policy Specifications. Please note that the Monthly Benefit Amount is not cumulative. The entire Maximum Monthly Benefit may be taken, but if not, the remaining portion cannot be added to future payments. By electing an amount less than the Maximum Monthly Benefit, the amount of the Original Benefit Amount available for later benefit payments (the “Remaining Benefit Amount” as noted above) will be reduced more slowly; however, you should consider that you may or may not re-qualify for future “Written Re-certifications”. A “Written Certification” is the Written Certification that we must receive and approve prior to the start of each Benefit Period following the initial Benefit Period in order for you to be eligible for Chronic Illness Monthly Benefit Amounts, provided all other Conditions for Eligibility for Benefit Payments are met. “Written Certification” is the documentation required, in a form satisfactory to us, certifying that the Insured is Chronically Ill as defined in the rider and providing certain other information with respect to the Insured’s ongoing health service needs. A “Benefit Period” is a period of time not to exceed twelve consecutive months. Each such period begins on the Monthly Anniversary Day after we receive all documentation provided by you necessary to satisfy all Conditions for Eligibility for Benefit Payments. A new Benefit Period will begin no earlier than the end of the current Benefit Period.
The largest amount that may be elected is the Maximum Monthly Benefit. As shown on the Policy Specifications, the Maximum Monthly Benefit may not exceed the lesser of the shown percentage of the Original Benefit Amount or the monthly equivalent of the Per Diem Limit (which is set annually on January 1 by the Internal Revenue Service.) At the time of claim and for each subsequent Benefit Period, we will notify you of your Maximum Monthly Benefit.
Sixty (60) days prior to the end of each Benefit Period, we will send you documentation for Written Re-certification. As part of this documentation, if your Maximum Monthly Benefit is based on the Per Diem Limit and the Per Diem Limit increases, we will provide you with an adjusted Maximum Monthly Benefit. If your Maximum Monthly Benefit is based on the Per Diem Limit, the Maximum Monthly Benefit in this documentation will be based on a 30 day Policy Month. If you elect the Maximum Monthly Benefit, the actual amount you receive will be adjusted based on the number of days in each Policy Month.
Chronic Illness Monthly Benefit Amounts will end when any of the following occur:
(1)	the Insured fails to meet any one of the Conditions for Eligibility for Benefit Payments;
(2)	you notify us to discontinue Monthly Benefit Amount payments; or
(3)	this rider terminates.
In the event you request that we discontinue Monthly Benefit Amount payments and then, at a later date, you desire to begin a new Benefit Period, we will allow you to do so provided all of the Conditions for Eligibility for Benefit Payments are met.
(b) One-Time Lump Sum - If you elect a one-time lump sum payment, the Remaining Benefit Amount will be multiplied by the then applicable Chronic Illness one-time lump sum actuarial discount factor when determining the amount of the payment (as described in the discussion of actuarial discount factors below). The payment of a one-time lump sum will cause termination of both this rider and the Policy.
(2)	For a Terminal Illness Qualifying Event
The maximum Terminal Illness benefit payment will be the lesser of 1) 50% of the Remaining Benefit Amount; or 2) $250,000. Note: This benefit will only be paid once and will be paid as a lump sum, if you elect less than the maximum benefit, the remainder will not be available at a later date. The amount accelerated will be greater than the Terminal Illness benefit payment and will be determined by dividing the requested benefit payment by the applicable Terminal Illness actuarial discount factor discussed below. The amount accelerated will not be allowed to exceed the Remaining Benefit Amount.
As described above, a Chronic Illness one-time lump sum actuarial discount factor will be applied to the Chronic Illness one-time lump sum and a Terminal Illness actuarial discount factor will be applied to the Terminal Illness amount accelerated. These actuarial discount factors reflect the early payment of benefits available under the Policy. The actuarial discount factor used will be based on a mortality assumption and an interest rate which has been declared by us in effect on the date the benefit payment is determined. The maximum interest rate used shall not exceed the greater of:
a)	the current yield on 90 day treasury bills available on the date the benefit payment is determined; or
b)	the current Maximum Statutory Adjustable Policy Loan Interest Rate (the highest variable interest rate permitted under state law) in effect on the date the benefit payment is determined. This maximum rate will not be more than the higher of the following:
(1)	The published monthly average (defined below) for the calendar month ending 2 months before the date on which the rate is determined; or

(2)	The rate used to compute the Fixed Account under the Policy for that year plus 1 percent.
The published monthly average referred to above is defined as:
(a)	Moody's Corporate Bond Yield Average - Monthly Average Corporates as published by Moody's Investors Service, Inc., or any successor thereto; or
(b)	In the event that Moody's Corporate Bond Yield Average - Monthly Average Corporates is no longer published, a substantially similar average, established by regulation, or other method, issued by the Insurance Department of the state or other jurisdiction where the Policy is delivered.
Please note that, subject to meeting all Conditions for Eligibility for Benefit Payments, defined below, you may elect to receive Accelerated Benefits as follows:
(a)	Chronic Illness in Monthly Benefit Amounts and then at a later date elect the Chronic Illness one-time lump sum payment; or
(b)	Chronic Illness Monthly Benefit Amounts and then at a later date elect to receive the Terminal Illness benefit. In the same Policy Month, you may receive both a Chronic Illness Monthly Benefit Amount and the Terminal Illness benefit; or
(c)	Chronic Illness Monthly Benefit Amounts, then at a later date elect to receive the Terminal Illness benefit and finally receive the Chronic Illness one-time lump sum payment; or
(d)	Terminal Illness benefit and then at a later date elect to receive a Chronic Illness benefit in either Monthly Benefit Amounts or the one-time lump sum payment, or both.
Any Chronic Illness Monthly Benefit Amount or Terminal Illness benefit paid under this rider will be first used to repay a portion of any outstanding Debt under the Policy. The portion to be repaid will be determined by the product of the following:
[A / B] * C where:
A = is Debt;
B = is the Remaining Benefit Amount immediately prior to a benefit payment; and
C = is either i. or ii. noted below, depending on the Qualifying Event:
i.	the Chronic Illness Monthly Benefit Amount; or
ii.	the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor.
If there is value in the Loan Account, the Loan Account will be reduced by the amount of the reduction in the benefit payment due to the repayment of Debt.
If the Chronic Illness one-time lump sum benefit payment is elected, the benefit payment will be reduced by any outstanding Debt under the Policy.
It’s important to note that if any of the following riders are attached to your Policy, this rider may have an impact on any benefits provided under such rider.
Waiver of Monthly Deduction Rider: If the Insured is on Total Disability as provided under any Waiver of Monthly Deduction Rider, we will continue to waive the Monthly Deductions falling due under the Policy once payment of an Accelerated Benefit begins under this rider.
Business and Individual Exec Enhanced Surrender Value Riders: Once payment of an Accelerated Benefit under this rider begins, the Business and/or Individual Exec Enhanced Surrender Value Rider will terminate.
Benefit payments under this rider will reduce certain policy and rider values by multiplying such values by a Reduction Ratio noted below. The values that will be reduced are as follows:
1.	Specified Amount;

2.	Accumulation Value;
The Reduction Ratio will be applied to the Accumulation Value in the following order:
(i) The Fixed Account Value and Sub-Accounts will be reduced first in the same proportion as the balances are invested in such accounts;
(ii) If insufficient value exists in the Fixed Account and Sub-Accounts to cover the reduction in Accumulation Value, the Holding Account Value, if any, will be reduced;
(iii) If insufficient value exists in the Holding Account to cover the reduction in Accumulation Value, the most recently opened Segment, if any, will be reduced and will continue in successive order on a last in – first out basis. If multiple Segments were opened on the same Allocation Date, a prorated portion will be taken from each Segment.
Any reduction will occur on the Monthly Anniversary Day prior to the Monthly Deduction. The proportion by which the above values will be reduced will be based on a Reduction Ratio, determined as follows:
A.	Chronic Illness Benefit Payments:
Each Monthly Benefit Amount will reduce the above values by a Reduction Ratio of (b-a)/b where:
a = is the Monthly Benefit Amount, and
b = is the Remaining Benefit Amount immediately prior to a benefit payment.
B.	Terminal Illness Benefit Payment:
The payment of a Terminal Illness benefit will reduce the above values by a Reduction Ratio of (b-a)/b where:
a = is the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor, and
b = is the Remaining Benefit Amount immediately prior to the benefit payment.
Additional terms to consider:
For each Policy Month you receive a rider benefit payment, we will send you a monthly report showing the change in current values under your Policy.
If a Death Benefit Option other than Death Benefit Option 1 (Level) is in effect, the Death Benefit Option will be changed to Death Benefit Option 1 (Level) prior to the first benefit payment. No further Death Benefit Option changes are permitted.
The Surrender Charges as shown on the Policy Specifications will be waived.
If the Policy includes a No-Lapse Provision, the provision will terminate.
If there is any Premium in a premium deposit fund, this Premium will be returned to you and will be treated as a normal return of Premium and not as a benefit payment under this rider. If we return any accrued interest with the Premium amount, the interest will be reported as taxable income to you.
You may not make a change in Specified Amount, a change in the Insured’s premium class as shown on this rider’s Policy Specifications, or add rider benefits or increase the amount of rider benefits.
Further, we reserve the right to transfer all value of each Sub-Account(s) to the Fixed Account. We also reserve the right to transfer all value of the Holding Account and the Indexed Account, if any, to the Fixed Account.
If the death of the Insured occurs prior to the date you satisfy all Conditions for Eligibility for Benefit Payments, we will pay the Death Benefit Proceeds. If the death of the Insured occurs while benefits are being received under this rider, we will pay the Death Benefit Proceeds, which may be less than the Remaining Benefit Amount, and the Death Benefit Proceeds will be reduced by any decrease in the remaining Benefit Amount after the date of the Insured’s death.

This rider provides for Monthly Deductions to be waived in the event you are receiving or have received Chronic Illness Monthly Benefits or a Terminal Illness Benefit. Once benefit payments begin, the Policy’s Monthly Deductions will continue until the Policy’s Surrender Value is reduced to an amount insufficient to pay the Monthly Deduction. After this occurs, the Policy will not lapse as long as this rider is in force. We will stop billing you and will not allow Premium Payments unless otherwise agreed to by you and us. However, we will continue to accept loan repayments.
It is important to note that this rider does not provide an Accelerated Benefit for Chronic Illness or Terminal Illness resulting from:
1.	Intentionally self-inflicted injury or attempted suicide, while sane or insane;
2.	Any act or incident of insurrection or war, declared or undeclared;
3.	The Insured’s participation in, or attempting to participate in, a felony, riot, or insurrection; or
4.	Alcoholism or drug addiction.
You may reinstate this rider as part of your Policy if the Policy is terminated and reinstated. Such reinstatement will be subject to satisfactory evidence of insurability and all other terms and conditions of the Policy to which it is attached.
This rider and all rights provided under it will terminate automatically upon whichever of the following occurs first:
1.	The date you request in writing to terminate this rider;
2.	The Policy’s Specified Amount exceeds the Specified Amount Limit as shown on the Policy Specifications;
3.	The receipt of a Chronic Illness one-time lump sum payment which will cause the termination of both this rider and the Policy to which it is attached;
4.	The Remaining Benefit Amount is reduced to zero which will cause the termination of both this rider and the Policy to which it is attached;
5.	Termination of the Policy; or
6.	The death of the Insured which will cause Death Benefit Proceeds to become payable under the Policy.
In addition, if you have received an Accelerated Benefit payment, this rider will terminate on the earliest of the following:
1.	The date you take a Partial Surrender under the Policy; or
2.	The date you take a loan under the Policy.
Lincoln LifeAssure® Accelerated Benefits Rider. The availability of this rider is based upon the Insured meeting our underwriting criteria (including the Insured’s age, gender, and the state of the Insured’s health at the time of your application.) You must apply for this rider at the time you apply for your Policy. While there is no charge for the rider, there is an administrative fee charged at the time of each benefit payment.
This rider provides for the acceleration of up to 100% of the Original Benefit Amount, which is the lesser of the Specified Amount or the Lifetime Maximum Limit as shown on your Policy Specifications, upon occurrence of a Qualifying Event provided all of the terms and conditions of this Rider have been met. There are two Qualifying Events, described below: (1) the Insured is certified as Chronically Ill as defined in the rider; or (2) the Insured is certified as Terminally Ill as defined in the rider. Note: The amount accelerated will be subject to a discount factor for early payment of benefits. Benefit payments received will be less than the amount accelerated.
There is no waiting period to receive a benefit under this rider once all Conditions for Eligibility for Benefit Payments, described below, have been satisfied. The benefit payment is payable immediately on the date we approved all documentation necessary to satisfy the Conditions for Eligibility for Benefit Payments. Furthermore, we do not require proof of incurred expenses for you to receive benefits under this rider. This rider’s benefits will be paid to the Owner or Owner’s estate while the Insured is living, unless the benefit has been otherwise assigned or designated by the Owner. This rider’s benefits will only be paid by check or other method made available by us. Any benefit requested during the Policy’s contestable period is subject to the “Incontestability” provision of the Policy.
Concurrent with your election to accelerate the death benefit, you and any irrevocable beneficiary will be given a statement demonstrating the effect of the acceleration of death benefits on the Accumulation Value, Specified Amount, premium, Surrender Value, Cost of Insurance charges, and loans. You will be given an additional statement with each benefit payment demonstrating the effect of the acceleration of death benefits on the above noted values.
Benefit Payment Options
A.	For a Chronic Illness Qualifying Event
Please note that this benefit will be paid as an annual lump sum. You cannot receive payment of more than one Chronic Illness benefit per Benefit Period (a period of time equal to twelve consecutive months). We must receive and approve a written certification prior to the start of any Benefit Period in order for you to be eligible to receive a Chronic Illness benefit payment, provided all other Conditions for Eligibility for Benefit Payments are met.
The amount accelerated will be greater than the Chronic Illness benefit payment and will be determined by dividing the requested benefit payment (subject to the minimum and maximum described below), by the applicable Chronic Illness actuarial discount factor. The amount accelerated will not be allowed to exceed the Remaining Benefit Amount, which is an amount equal to the Original Benefit Amount adjusted by subtracting the amount of all Chronic Illness benefits paid divided by the applicable Chronic Illness actuarial discount factor, and subtracting the Terminal Illness benefit paid divided by the Terminal Illness actuarial discount factor.
There is a minimum Chronic Illness benefit that may be made. The minimum payment will be the least of:
1.	$50,000;
2.	5% of the Original Benefit Amount multiplied by the applicable actuarial discount factor; or
3.	the balance of the Remaining Benefit Amount multiplied by the applicable Chronic Illness actuarial discount factor.
There is a maximum Chronic Illness benefit payment that may be made. The maximum payment will be the least of:
1.	an amount equal to the annual equivalent of the Per Diem Limit (Per Diem Limit is established annually by the Internal Revenue Service);
2.	25% of the Original Benefit Amount multiplied by the applicable actuarial discount factor; or
3.	the balance of the Remaining Benefit Amount multiplied by the applicable Chronic Illness actuarial discount factor.
B.	For a Terminal Illness Qualifying Event
The maximum Terminal Illness benefit payment will be the lesser of the following:
1.	50% of the Remaining Benefit Amount; or
2.	$250,000
Note: This benefit will only be paid once and will be paid as a lump sum. If you request less than the maximum benefit, the remainder will not be available at a later date. The amount accelerated will be greater than the Terminal Illness benefit payment and will be determined by dividing the requested benefit payment by the applicable Terminal Illness actuarial discount factor. The amount accelerated will not be allowed to exceed the Remaining Benefit Amount.
Conditions for Eligibility for Benefit Payments: You are eligible to receive an accelerated death benefit payment if the Policy and this Rider are in force when all of the following requirements are met:

1.	Our receipt and approval of the following documentation provided by you:
a.	Certification of either:
i.	For Chronic Illness, Written Certification by a Licensed Health Care Practitioner, independent of us, that the Insured is a Chronically Ill individual; or
ii.	For Terminal Illness, Terminally Ill Certification by a Physician that the Insured is Terminally Ill.
b.	A written consent to make such payment from any assignee of record named under the Policy or any Irrevocable Beneficiary named under the Policy.
2.	We complete, at our discretion and expense, a personal interview with, and an assessment of, the Insured, including examination or tests by a Licensed Health Care Practitioner or Physician of our choice for the Chronic Illness Qualifying Event or for the Terminal Illness Qualifying Event; and our receipt of copies of any relevant medical records from any health care provider involved in the Insured’s care. A Licensed Health Care Practitioner is a Physician, as defined in Section 1861(r)(1) of the Social Security Act, a registered professional nurse, licensed social worker, or other individual who meets such requirements as may be prescribed by the Secretary of Treasury, or qualifications to our satisfaction. If there is a difference in opinion between the Insured's Licensed Health Care Practitioner/Physician and our Licensed Health Care Practitioner/Physician, we will require that a third opinion be obtained from a Licensed Health Care Practitioner/Physician acceptable to us and you. This opinion will be at our expense and will be mutually binding; and
3.	The Insured is living at the time all of the above requirements are met.
Payment of an accelerated death benefit is due immediately on the date we approve all documentation necessary to satisfy the Conditions for Eligibility for Benefit Payments.
Benefit Requests: Subject to meeting all Conditions for Eligibility for Benefit Payments, you may request to receive accelerated death benefits under multiple Qualifying Events as follows:
1.	A Chronic Illness benefit and then at a later date request to receive the Terminal Illness benefit. In the same Policy Month, you may receive both a Chronic Illness benefit and the Terminal Illness benefit; or
2.	The Terminal Illness benefit and then at a later date request to receive a Chronic Illness benefit.
Actuarial Discount Factors: A Chronic Illness actuarial discount factor will be applied to each Chronic Illness amount accelerated and a Terminal Illness actuarial discount factor will be applied to the Terminal Illness amount accelerated. Actuarial discount factors reflect the early payment of benefits available under the Policy. The actuarial discount factor used will be based on a mortality assumption and an interest rate which has been declared by us in effect on the date the benefit payment is determined. The maximum interest rate used shall not exceed the greater of:
1.	the current yield on 90 day treasury bills available on the date the benefit payment is determined; or
2.	the current Maximum Statutory Adjustable Policy Loan Interest Rate (as determined by Moody’s Corporate Bond Yield Average or similar method) in effect on the date the benefit payment is determined.
Benefit Periods for Chronic Illness Benefit Payments: Any Chronic Illness benefit payment will be paid to you at the start of a Benefit Period, which is no later than the first Monthly Anniversary Day following the date we approved all documentation necessary to satisfy all Conditions for Eligibility for Benefit Payments.
We will not automatically send documentation to you for written certification to begin a new Benefit Period.  A new Benefit Period may be requested during a current Benefit Period.  However, a new Benefit Period will begin no earlier than the end of the current Benefit Period. A new Benefit Period will begin provided the following requirements are met:
1.	this Rider is in force;

2.	you Request a Chronic Illness benefit payment after the current Benefit Period has ended; and
3.	we receive and approve all documentation necessary to satisfy all Conditions for Eligibility for Benefit Payments.
Reduction in Benefit Payment Due to Debt: Any Chronic Illness benefit or Terminal Illness benefit paid under this Rider will be first used to repay a portion of any outstanding Debt under the Policy. (Debt may also be referred to as Debt in the Policy.) The portion to be repaid will be determined by the product of the following:
[A / B] * C where:
A.	is Debt;
B.	is the current Specified Amount immediately prior to a benefit payment; and
C.	is either i. or ii. noted below depending on the Qualifying Event:
i.	the Chronic Illness benefit payment divided by the applicable Chronic Illness actuarial discount factor; or
ii.	the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor.
If there is value in the Loan Account, the Loan Account will be reduced by the amount of the reduction in the benefit payment due to the repayment of Debt.
It’s important to note that this Lincoln LifeAssure® Accelerated Benefits Rider may have an impact on any benefits provided under the following riders:
Waiver of Monthly Deduction Rider: If the Insured is on Total Disability as provided and defined under any Waiver of Monthly Deduction Rider, we will continue to waive the monthly deductions falling due under the Policy once payment of an accelerated death benefit begins under this Rider subject to the Insured’s continued Total Disability.
Business and Individual Exec Enhanced Surrender Value Riders: Once payment of an accelerated death benefit under this rider begins, the Business and/or Individual Exec Enhanced Surrender Value Rider will terminate.
Benefit payments will reduce certain values of your Policy and other riders by multiplying such values by a reduction ratio. The values that will be reduced are the following:
1.	Specified Amount;
2.	Accumulation Value
a. The Reduction Ratio will be applied to the Accumulation Value in the following order:
i.	The Fixed Account Value and/or Sub-Account will be reduced in the same proportion as the balances are invested in such account;
ii.	If insufficient value exists in the Fixed Account and Sub-Accounts to cover the reduction in Accumulation Value, the Holding Account Value, if any, will be reduced;
iii.	If insufficient value exists in the Holding Account to cover the reduction in Accumulation Value, the most recently opened Segment, if any, will be reduced and will continue in successive order on a last in – first out basis. If multiple Segments were opened on the same Allocation Date, a prorated portion will be taken from each Segment.
Debt will be reduced as noted in the “Reduction in Benefit Payment” provision. Any reduction in policy values and rider values will occur on the Monthly Anniversary Day prior to the Monthly Deduction. The proportion by which the above values will be reduced will be based on a Reduction Ratio, determined as follows:
Chronic Illness Benefit Payments: Each Chronic Illness benefit payment will reduce the above values, in each case, to an amount determined by multiplying each value by a Reduction Ratio of (B-A)/B where:
A.	is the Chronic Illness benefit payment divided by the applicable Chronic Illness actuarial discount factor, and

B.	is the current Specified Amount immediately prior to a benefit payment.
Terminal Illness Benefit Payment: The payment of the Terminal Illness benefit payment will reduce the above values, in each case, to an amount determined by multiplying each value by a Reduction Ratio of (B-A)/B where:
A.	is the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor, and
B.	is the current Specified Amount immediately prior to the benefit payment.
Effect of the first request for an accelerated death benefit payment: If the death of the Insured occurs after the Owner requests to receive accelerated death benefits but before any such benefits are received, the request shall be cancelled and the Death Benefit Proceeds will be paid pursuant to the Policy.
Effect on Policy and Riders after the first accelerated death benefit payment: Each accelerated death benefit payment will reduce the Specified Amount used to determine the Policy’s Cost of Insurance. As a result, the Cost of Insurance and any Premiums necessary to keep the Policy in force will change.
Each accelerated death benefit payment will reduce the No-Lapse Premium required to satisfy the terms of the No-Lapse Provision (if available).
Note: You must continue to pay any premiums necessary to keep the Policy in force as described in the Policy or in any applicable riders attached to the Policy.
We will send you a report showing the change in current values under your Policy with each accelerated death benefit payment you receive.
Upon the first acceleration, if there is an existing Participating Loan on your Policy, the loan will be converted to a Fixed Loan as described in the Policy. The loan conversion limitation of once per twelve-month period will not apply.
After you have received an accelerated death benefit payment under this rider, and while this rider is in force, any loan taken will be a Fixed Loan, if applicable.
The Loan Account, if any, will be reduced as noted in the “Reduction in Benefit Payment section noted above.
If the death of the Insured occurs while benefits are being received under this rider, we will pay the Death Benefit Proceeds, which may be less than the Remaining Benefit Amount, and the Death Benefit Proceeds will be reduced by any decrease in the Remaining Benefit Amount after the date of the Insured’s death.
Termination: The rider and all rights provided under it will terminate upon the earliest of the following:
a.	The Policy terminates or is surrendered for its Surrender Value;
b.	the date we receive your request to terminate this rider;
c.	The Remaining Benefit Amount is reduced to zero;
d.	The Policy’s Specified Amount and the Remaining Benefit Amount are reduced to zero, which will cause the termination of both this Rider and the Policy;
e.	The death of the Insured which will cause the Death Benefit Proceeds to become payable under the Policy.
Termination of this Rider shall not prevent the payment of accelerated death benefits for any Qualifying Event that occurred while this Rider was in force except where amounts have been paid or are payable as Death Benefit Proceeds.
Reinstatement: If you have not yet received an accelerated death benefit under this rider, and the Policy is terminated and reinstated, you may reinstate this rider as part of your Policy. Such reinstatement will be subject to satisfactory Evidence of Insurability and all other terms and conditions of the Policy. If any accelerated death benefits have been received under this rider, this rider may not be reinstated.

Exclusions: This rider does not provide an accelerated death benefit for Chronic Illness or Terminal Illness resulting from intentionally self-inflicted injury or attempted suicide, while sane or insane.
Long-Term Care Rider. Subject to meeting eligibility requirements, this rider provides monthly benefit payments for the reimbursement of expenses incurred by the Insured for Covered Services to the extent that such services are qualified long-term care services prescribed in the Plan of Care, please see your Policy for additional information. Benefits are provided through the acceleration of your Policy’s death benefit. This Long-Term Care Rider may only be elected at Policy issuance.
The availability of this rider is based upon the Insured meeting our underwriting criteria (including the Insured’s age, gender, and the state of the Insured’s health at the time of your application).
You may return this rider for any reason to the insurance agent through whom it was purchased, to any other insurance agent of the Company, or to us at the Service Office mailing address shown on the cover of your Policy within 30 days after its receipt. If returned, this rider will be considered void from your Policy Date and we will refund all charges deducted for it as a credit to your Policy within 30 days of the return.
Eligibility: An Insured may receive benefits under this rider once the following conditions are met:
a.	the total benefits paid to date under this rider must not have reduced the Remaining LTC Benefit Pool to zero;
b.	written certification within the preceding 12-month period from a Licensed Health Care Practitioner that the Insured is Chronically Ill;
c.	a Plan of Care (a written document which outlines individualized medical treatment; please see your Policy and rider for additional information) prescribed by a Licensed Health Care Practitioner for Covered Services is received at least every 12 months; and
d.	all claim forms and written notifications are submitted and satisfactory.
An Insured who is Chronically Ill is unable to perform without substantial assistance at least two activities of daily living for at least 90 days (i.e. bathing, continence, dressing, eating, toileting and transferring); or requires substantial supervision to protect the Insured from health and safety caused by a severe cognitive impairment.
Benefits will be paid under this rider for as long as:
a.	the above listed Eligibility Conditions of this rider are met;
b.	the requirements of the “Claims” section of this rider are satisfied;
c.	any claim is either:
(i)	for reimbursement of costs incurred and actually paid by the Insured for Covered Services which are Qualified Long-Term Care Services prescribed in the Plan of Care and that have not already been reimbursed by us; or
(ii)	for payment of Transitional Care Assistance Benefits for days on which the Insured received Transitional Care Assistance only, meaning that the Insured did not receive any other Covered Service or combination of Covered Services on that same calendar day; and
d.	this rider remains in force. This condition does not apply to benefits received under the “Benefits After Lapse” provision in this rider.
If we determine that the Insured no longer meets the requirements of being Chronically Ill, all benefit payments will stop. Should the Insured later be recertified as being Chronically Ill and meet all conditions for the payment of benefits under this rider, benefit payments will resume subject to the Remaining LTC Benefit Pool.
There is no deductible period or elimination period which must be satisfied in order to be eligible for benefits under this rider.

Benefits Available: The amounts we reimburse you are subject to a monthly maximum dollar amount that can be accelerated each Policy month (the “Maximum Monthly LTC Benefit Amount”) which is based on amounts specified by you (the “LTC Specified Amount” and the “Maximum Monthly LTC Benefit Percentage” is based on your selection at issue of either 2% or 4% and cannot be changed after issue), all of which are shown in your Policy Specifications. The LTC Specified Amount you choose at issue is used in determining the LTC Benefit Pool that may be accelerated to reimburse the long-term care expenses for benefits covered by this rider.
The LTC Benefit Pool is multiplied by the Maximum Monthly LTC Benefit Percentage to determine the Maximum Monthly LTC Benefit Amount. Please refer to your Policy Specifications for details. We will pay an amount not to exceed the Maximum Monthly LTC Benefit Amount no less frequently than once each Policy Month until the Remaining LTC Benefit Pool equals zero to reimburse the costs for any Covered Service(s). The amount available as a benefit will be equal to the lesser of:
The LTC Benefit Pool is equal to the lesser of (a) or (b) where:
a.	equals the LTC Specified Amount, proportionately adjusted for any increases or decreases to the Policy Death Benefit Proceeds due to:
1.	Impacts of the Corridor Percentages Table, or
2.	If Death Benefit Option 2 is elected, changes in the Accumulation Value or, if greater, the impact of the Death Benefit Option 2 Factor shown in the Policy Specifications; and
3.	Adjusted for withdrawals or other Policy changes
b.	equals the LTC benefit cap shown in the Policy Specifications
In any Policy Month in which you are eligible to receive benefits under this rider, the maximum amount available as a benefit under this rider is equal to the lesser of:
a.	an amount equal to (1) plus (2), where:
1.	equals the sum of costs incurred and actually paid by the Insured for Covered Services for the calendar month which have not already been reimbursed by us; and
2.	equals the daily Transitional Care Assistance Benefit shown in the Policy Specifications multiplied by the number of days in the calendar month in which Transitional Care Assistance was received;
b.	the amount you request;
c.	the Maximum Monthly LTC Benefit Amount; or
d.	the Remaining LTC Benefit Pool.
If there is an outstanding debt, the benefit paid under this rider will first be used to repay a portion of the debt.
Benefits paid for any Covered Service or combination of Covered Services will reduce the Remaining LTC Specified Amount dollar for dollar. Any benefits payable for facilities outside the United States are subject to additional limitations. Please see your Policy and rider for additional information.
Prior to the first Long-Term Care benefit payment, if a Death Benefit Option other than Death Benefit Option 1 is in effect it will automatically be changed to Death Benefit Option 1. No further Death Benefit Option changes are permitted after the first benefit payment. The LTC Specified Amount will not be affected by this change in Death Benefit Option.
Covered Services: The following is a list of Covered Services eligible for reimbursement under this rider. Please see your Policy and rider for additional information.
•	Adult day care services
•	Assisted living facility services

•	Bed reservation
•	Care planning services
•	Caregiver training
•	Home health care services
•	Hospice services
•	Nursing home care services
•	Respite care services
•	Alternative care services
•	Non-continual services
•	Transitional Care Assistance
Exclusions: This rider does not provide benefits for:
a.	treatment or care due to alcoholism or drug addiction;
b.	treatment for attempted suicide or an intentionally self-inflicted injury;
c.	treatment provided in a Veteran’s Administration or government facility;
d.	loss to the extent that benefits are payable from governmental programs or other insurance programs;
e.	confinement or care received outside the United States other than benefits for nursing home care services and assisted living facility services;
f.	services provided by a facility or an agency that does not meet this rider’s definition for such facility or agency as described in the “Covered Services” section of this rider;
g.	services provided by the Insured’s or Owner’s immediate family member, except as provided in the Transitional Care Assistance provision; and
h.	services for which no charge is or would normally be made in the absence of insurance.
Impact of Policy Transactions
Increases and Decreases to Policy Specified Amount: The LTC Specified Amount cannot be increased. A request to decrease your Policy’s Specified Amount will reduce the Remaining LTC Specified Amount only if your Policy’s Specified Amount following the decrease is less than the Remaining LTC Specified Amount. In this situation, the remaining LTC Specified Amount will be reduced to equal your Policy’s Specified Amount following the decrease.
Partial Surrender (Withdrawal): A partial surrender under the Policy may reduce the remaining LTC Specified Amount. If Death Benefit Option 2 is selected, the remaining LTC Specified Amount will be reduced dollar for dollar. If Death Benefit Option 1 is selected, the remaining LTC Specified Amount will be reduced by the same amount that the Specified Amount is reduced.
Addition of Riders or Increase to Benefits of Existing Riders: Once a benefit payment has been made under this rider, you may not add any riders or increase the benefits under any rider already attached to your Policy as long as this rider remains in force.
It’s important to note that if any of the following riders are in effect, this Long-Term Care Rider may have an impact on any benefits provided under the following riders:
Accelerated Benefits Rider: YOU CANNOT RECEIVE BENEFITS UNDER MORE THAN ONE ACCELERATION OF BENEFITS RIDER ATTACHED TO YOUR POLICY, EVEN IF MULTIPLE ACCELERATION OF BENEFITS RIDERS ARE ATTACHED. Therefore, receipt of a benefit under the Long-Term Care Rider will be considered a request to terminate any other Accelerated Benefits Rider attached to your Policy. Likewise, receipt of a benefit under any Accelerated Benefits Rider attached to your Policy will be considered a request to terminate the Long-Term Care Rider.
Change of Insured Rider: This rider is not available if you have chosen the Long-Term Care Rider.
Business and Individual Exec Enhanced Surrender Value Riders: Upon receipt of a benefit under the Long-Term Care Rider, the Business and/or Individual Enhanced Surrender Value Rider will terminate.
Overloan Protection Rider: Election of the Overloan Protection Feature described in the Overloan Protection Rider will be considered a request to terminate the Long-Term Care Rider.
Waiver of Monthly Deduction Rider: If the Insured is on “total disability” as defined under any Waiver of Monthly Deduction Rider, we will continue to waive the monthly deductions falling due under your Policy once payment of benefits begin under the Long-Term Care Rider, subject to the Insured’s continued total disability. If not already on total disability, the Insured may qualify for benefits under any waiver of monthly deduction rider after payment of benefits have already begun under the Long-Term Care Rider.
Impact Of Debt On Benefit Payments
A benefit paid under this rider will be first used to repay a portion of any outstanding debt under your Policy.
The portion to be repaid will equal the sum of (1), divided by (2), then multiplied by (3), where:
1.	Debt;
2.	Is your Policy’s Specified Amount immediately prior to the benefit payment; and
3.	Is the amount of the benefit payment prior to the reduction to repay debt.
If there is value in the Loan Account (also known as the Collateral Account), the Loan Account will be reduced by the amount of the benefit payment used to repay debt. Also, upon the first acceleration, if there is an existing Participating Loan on your Policy, the loan will be converted to a Fixed Loan as described in the Policy.
Impact Of Benefit Payments On Policy
Policy and Rider Values: Benefit payments will reduce certain values of your Policy and other riders by multiplying such values by a reduction ratio. The following values will be reduced:
1.	Specified Amount;
2.	Accumulation Value
a.	The Reduction Ratio will be applied to the Accumulation Value in the following order:
i.	The Fixed Account Value will be reduced;
ii.	If insufficient value exists in the Fixed Account, the most recently opened Segment, if any, will be reduced and will continue in successive order on a last in – first out basis. If multiple Segments were opened on the same Allocation Date, a prorated portion will be taken from each Segment.
Debt will be reduced as described in the “Reduction of Benefit Payments Due to Debt” provision. The reduction ratio used is equal to (1) minus (2), then divided by (1), where:
(1)	is your Policy’s Specified Amount immediately prior to the benefit payment; and
(2)	is the amount of the benefit payment.
LTC Benefit Pool Acceleration: On the date a claim is approved, the LTC Benefit Pool will be fixed and will not change for the duration of the claim. All LTC acceleration payments will be paid from the Remaining LTC Benefit Pool described in the “Benefits Available” provision.
Once your claim has been approved, we will transfer any Accumulation Value from the Separate Accounts and/or Indexed Account(s) to the Fixed Account. Any applicable transfers will be made at the end of the Valuation Day or

Segment Maturity Date following approval of your claim. While Long-Term Care benefits are being paid, allocation of Accumulation Value will not be allowed into any Separate Account or Indexed Account and all premium payments received will be allocated to the Fixed Account. Allocation Requirements described in the Policy or attached riders will not apply once a claim is approved and until Long-Term Care benefits are no longer being paid.
In the event Long-Term Care benefits are no longer being paid prior to the Segment Maturity Date, the funds would continue to be moved to the Fixed Account and you would need to reallocate these funds appropriately. Once Long-Term Care benefits are no longer being paid, you will be allowed to reallocate back into any Separate Account or Indexed Account.
New Loans and Partial Surrenders (Withdrawals): In any Policy Month in which a benefit under this rider is paid, we will not grant a new loan or allow a partial surrender against your Policy.
Availability of Policy Death Benefit Proceeds: While receiving benefits under this rider, except for Caregiver Training, your Death Benefit Proceeds will never be less than the Remaining LTC Benefit Pool minus debt. If the Insured dies while receiving benefits under this rider, we reserve the right to withhold payment of any Death Benefit Proceeds that would otherwise be payable until we have verified that we have received all remaining claims for Covered Services. Any Death Benefit Proceeds paid will include interest as provided under your Policy.
When Long-Term Care benefits are no longer paid: If we determine that the Insured no longer meets the requirements of being Chronically Ill, has not filed a subsequent claim, or received reimbursement for Covered Services for a minimum of a continuous 90-day period, or at your request, we will close your claim. Prior to closing your claim, we will send you written notification. Once your claim is closed, the LTC Benefit Pool will no longer be fixed and may be adjusted.
You may submit a request to reallocate any Accumulation Value in the Fixed Account once your claim is closed. Transfer limitations from the Fixed Account will be waived for this request.
Lapse and Lapse Protection
Waiver of Rider Charges and Fees: The Monthly LTC Rider Charge and Monthly Administrative LTC Rider Fee will not be deducted on the Monthly Anniversary Day immediately following the date a benefit under this rider is paid. Monthly Deductions for the Policy and any other riders will continue, subject this rider’s “Policy and Rider Lapse Protection” provision (as described below).
Policy and Rider Lapse Protection: If your Policy would otherwise enter the Grace Period on any Monthly Anniversary Day immediately following the date a benefit under this rider is paid, the entire Monthly Deduction described in your Policy will be waived, and your Policy and this rider will not lapse.
The Death Benefit Proceeds available while your Policy is kept in force under this provision will be limited to no more than the Remaining LTC Benefit Pool minus Debt.
Once benefits under this rider are no longer being paid, you may have to pay additional premium and/or repay outstanding Debt to prevent your Policy from Lapsing.
Grace Period: Your Policy and this rider will enter the grace period as described in your Policy’s “Grace Period” provision, subject to the No-Lapse Enhancement Provision under your Policy and this rider’s “Waiver of Rider Charges and Fees” and “Policy and Rider Lapse Protection Feature” provisions.
Benefits After Lapse: If your Policy lapses, we will continue to reimburse costs incurred for such services subject to the terms and conditions of this rider if the confinement began while this rider was in force and continues without interruption after the Policy and rider terminate. Please refer to your rider for additional information.
Reinstatement of Rider: In the event of a lapse subject to terms and conditions your Policy may be reinstated. This Rider will not be reinstated if the Policy Lapses and is reinstated more than 6 months after the date of Lapse. Please refer to your rider for additional information.
Claims

We must receive notice of your claim within 60 days after the date the covered loss starts (state variations may apply). Please see your Policy and rider for additional information. Once you have notified us of your intent to file a claim, we will provide the forms you need to complete to file the claim. You must return the completed, signed forms to us to the address provided on the forms. If we determine that the claim is eligible for payment, we will pay the claim directly to you, or if requested, to the service provider. All payments will be made no less frequently than once per Policy Month.
Once you begin receiving benefits, we reserve the right, from time to time, to verify that the Insured and the Insured’s care providers meet all eligibility requirements of this rider. The Insured must be reassessed by his or her Licensed Health Care Practitioner, at least once every 12 months, and certify to us that the Insured remains Chronically Ill. Generally, Proof of loss (reasonably determined by us) must be received within 30 days after the end of each Policy Month for which benefits are sought.
We will inform you, in writing, if your claim or any part of your claim has been denied and provide you with an explanation for the denial as soon as reasonably possible. If you do not agree with our decision, you have the right to appeal. Any request to appeal must be made in writing and must include any and all information you believe necessary for our consideration of the appeal. If we discover any fraudulent act or acts in connection with a claim, we shall have the right to recover any payments and/or to decline to continue paying benefits that result from such fraudulent act or acts.
Tax Treatment of Benefits
This rider is intended to be a qualified long-term care insurance contract under Section 7702B of the Internal Revenue Code of 1986, as amended. The benefits paid under this rider are intended to be treated as accelerated death benefits for federal tax purposes on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B(c)(1) of the Code.
The benefits paid under this rider are intended to qualify for exclusion from income subject to limitations. Generally, long-term care payments from all sources with respect to an insured person will be limited to the higher of the annual per diem limit or the amount of actual qualifying long-term care expenses, reduced by any reimbursements received for the qualifying long-term care services provided for the insured.
Charges for the rider will be deducted from the cash value of the life insurance policy. In accordance with Code section 72(e)(11), these deductions will reduce your investment in the contract (but not below zero) and will not be included in income even if you have recovered all of your investment in the contract. If the life insurance policy is owned by a person other than the insured, benefit payments may not meet the requirements for favorable tax treatment.
This discussion of the tax treatment of the long-term care rider is not meant to be all inclusive. Due to the complexity of these tax rules, you are encouraged to consult your legal or tax advisor regarding these matters.
Termination of Rider
The rider and all rights under it will terminate upon the earliest of the following:
1.	the date we receive your request to return it under this rider’s right to examine provision;
2.	the Valuation Day on or next following the date we receive your request to terminate your Policy;
3.	the Monthly Anniversary Day on or next following the date we receive your election of the Overloan Protection Feature under the Overloan Protection Rider, if attached;
4.	the Monthly Anniversary Day on or next following the date you receive a benefit under any other Accelerated Benefits Rider attached to your Policy;
5.	the date the Remaining LTC Benefit Pool is reduced to zero;
6.	the date your Policy’s Specified Amount and the Remaining LTC Benefit Pool are both reduced to zero, which will cause the termination of both this rider and your Policy; or

7.	the date the Insured dies, which will cause the Death Benefit Proceeds to become payable under your Policy.
Charges and fees deducted for this rider on the Monthly Anniversary Day immediately preceding the date your Policy and this rider terminate in accordance with items (2) or (7) above will be returned as a credit to your Policy.
Change of Insured Rider.   With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured’s 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Lincoln Enhanced Allocation Rider.  You must apply for this rider at the time you apply for your Policy. The rider can provide a Lincoln Enhanced Allocation Rider Benefit Amount if the Lincoln Enhanced Allocation Rider Conditions are met. The Lincoln Enhanced Allocation Rider Benefit Amount uses the change in value of the S&P 500® Index to calculate a credit that will be applied to the Separate Account Value or Fixed Account Value, subject to the change in the value of the Index and certain factors as shown in your Policy Specifications.
The current Index that is being used to calculate the Lincoln Enhanced Allocation Rider is the S&P 500® Index. If an Index is discontinued, or if an Index calculation changes substantially, we will select an alternative Index and you will be provided with a supplement to your prospectus in the event that such a change is made. The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Lincoln National Life Insurance Company’s product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
The rider’s benefits: Subject to the Lincoln Enhanced Allocation Rider Conditions described below, and following the Policy’s Right to Examine Period, beginning on the Initial Enhanced Allocation Option Start Date (the 15th day of the calendar month or the next business day, if this day coincides with a weekend, customary holiday, or a date in which the New York Stock Exchange is closed) and each Enhanced Allocation Option Start Date (the 15th of each subsequent calendar month following the Initial Enhanced Allocation Option Start Date) that this Rider is active, this Rider subtracts a portion of the Separate Account Value (the “Lincoln Enhanced Allocation Rider Charge”) and creates an Open Enhanced Allocation Option. The new Open Enhanced Allocation Option will credit a Lincoln Enhanced Allocation Rider Benefit Amount, if any, to the Accumulation Value on its Enhanced Allocation Option Maturity Date. If this Rider is inactive, a monthly Lincoln Enhanced Allocation Rider Charge will not be subtracted from the Separate Account Value and Enhanced Allocation Options will not be opened on subsequent Enhanced Allocation Option Start Dates.
Each calendar month this Rider is in force, you can elect to have this Rider be active or inactive. We must receive your election no later than two business days prior to an Enhanced Allocation Option Start Date. If we receive your election to make this Rider active one business day prior to, or on an Enhanced Allocation Option Start Date the activation will be delayed until the next available Monthly Enhanced Allocation Option Date. If we receive your Election to make this Rider inactive one business day prior to, or on a Monthly Enhanced Allocation Option Date the deactivation will be delayed until the next available Monthly Enhanced Allocation Option Date.
Each Enhanced Allocation Option has an Enhanced Allocation Option Duration which is the length of time it takes for an Enhanced Allocation Option to mature. The Enhanced Allocation Option Duration is shown in the Policy Specifications.
Lincoln Enhanced Allocation Rider conditions: In order for an Enhanced Allocation Option to be created, the following conditions must be met on the Initial Enhanced Allocation Option Start Date and each Enhanced Allocation Option Start Date:
a.	The Policy must be in force;

b.	The Lincoln Enhanced Allocation Rider must be active;
c.	The Policy must have Separate Account Value;
d.	The Policy is not in a Grace Period;
e.	The Policy’s death benefit is not being accelerated under any Long-Term Care Rider; and
f.	The Insured is living (for a single life Policy) or at least one Insured is living (for a joint survivorship Policy).
In order for you to receive a Lincoln Enhanced Allocation Rider Benefit Amount, the following conditions must be met on an Enhanced Allocation Option Maturity Date:
a.	The Policy must be in force; and
b.	The Insured is living (for a single life Policy) or at least one Insured is living (for a joint survivorship Policy).
Any Lincoln Enhanced Allocation Rider Benefit Amount will be applied as explained in the ”Payment of Rider Benefit Amount” provision below.
How we calculate the Lincoln Enhanced Allocation Rider Benefit Amount: One business day prior to the Initial Enhanced Allocation Option Start Date and one business day prior to each subsequent Enhanced Allocation Option Start Date that the Lincoln Enhanced Allocation Rider Conditions are met, a monthly Lincoln Enhanced Allocation Rider Charge will be subtracted from the Separate Account Value. The Lincoln Enhanced Allocation Rider Charge will be subtracted from any Sub-Account(s) in the same proportion as the balances invested in the total of such Sub-Account(s) as of the Enhanced Allocation Option Date. The Lincoln Enhanced Allocation Rider Charge is determined as follows:
a.	the monthly Lincoln Enhanced Allocation Rider Charge Rate shown in the Policy Specifications;
b.	multiplied by the Separate Account Value on the Enhanced Allocation Option Start Date.
The Lincoln Enhanced Allocation Rider Charge will not be subtracted from the Policy’s Fixed Account or Index Account; it will only be subtracted from the Separate Account Value.
Payment of Rider Benefit Amount: If your Policy has Separate Account Value on an Enhanced Allocation Option Maturity Date, any Lincoln Enhanced Allocation Rider Benefit Amount will be applied to the Sub-Account(s) in the same proportion as the balances invested in the total of such account(s) as of the Enhanced Allocation Option Maturity Date. If your Policy does not have Separate Account Value on an Enhanced Allocation Option Maturity Date and only has Fixed Account allocation instructions on an Enhanced Allocation Option Maturity Date, any Enhanced Allocation Rider Benefit Amount will be applied to the Fixed Account. . If your Policy does not have Separate Account Value on an Enhanced Allocation Option Maturity Date and only has Indexed Account Option(s) allocation instructions on an Enhanced Allocation Option Maturity Date, any Enhanced Allocation Rider Benefit Amount will be applied to the Holding Account until it is then applied to the appropriate Indexed Account Option(s).
Impact on the Policy’s Grace Period: If the Policy is in a Grace Period and this Rider is active, Enhanced Allocation Options will not be created. However, if the Policy is in a Grace Period on an Enhanced Allocation Option Maturity Date, any Lincoln Enhanced Allocation Rider Benefit Amount will be applied to the Accumulation Value.
Impact of Policy Surrender: If you request a Full Surrender of your Policy with any Enhanced Allocation Option(s) that have not reached their Enhanced Allocation Option Maturity Date(s), you will not receive any Lincoln Enhanced Allocation Rider Benefit Amount(s) for those Enhanced Allocation Option(s).
Impact of Death: If the Insured’s death occurred with any Enhanced Allocation Option(s) that have not reached their Enhanced Allocation Option Maturity Date(s), you will not receive any Lincoln Enhanced Allocation Rider Benefit Amount(s) for those Enhanced Allocation Option(s).
Impact of Other Riders and Benefits: If any of the following Riders are attached to your Policy, the Riders may have an impact on the Lincoln Enhanced Allocation Rider.

Waiver of Monthly Deduction Benefit Rider: If the Insured is on Total Disability, as provided and defined under any Waiver of Monthly Deduction Rider, the Lincoln Enhanced Allocation Rider will be inactive.
Long-Term Care Rider: While the Policy’s death benefit is being accelerated under any Long-Term Care Rider:
1.	No Lincoln Enhanced Allocation Rider Charge will be subtracted from the Policy;
2.	No new Enhanced Allocation Options will be created; and
3.	If there are any Enhanced Allocation Option(s) when acceleration of the Policy’s death benefit begins, any Lincoln Enhanced Allocation Rider Benefit Amount(s) will be applied to the Fixed Account.
4.	If acceleration of the Policy’s death benefit stops under the Long-Term Care Rider, and you transfer Accumulation Value into the Sub-Account(s), but the Lincoln Enhanced Allocation Rider is inactive, you can submit an election to activate the Lincoln Enhanced Allocation Rider subject to the Lincoln Enhanced Allocation Rider active and inactive elections.
5.	If acceleration of the Policy’s death benefit stops under the Long-Term Care Rider, you transfer Accumulation Value into the Sub-Account(s), and the Lincoln Enhanced Allocation Rider is still active, the Lincoln Enhanced Allocation Rider Charges will resume on the next Enhanced Allocation Option Start Date following the end of the acceleration of the Policy’s death benefit and Enhanced Allocation Option(s) will be opened subject to the Lincoln Enhanced Allocation Rider conditions provision above.
Reinstatement of this Rider: If the Policy terminates and is reinstated following Lapse, this Rider will be permanently inactive. Upon reinstatement, you will not receive any Lincoln Enhanced Allocation Rider Benefit Amount(s) for any Enhanced Allocation Options that reached their Enhanced Allocation Option Maturity Date(s) while the Policy was terminated. If this Rider is reinstated with any Enhanced Allocation Option(s) that have not reached their Enhanced Allocation Option Maturity Date(s) the crediting of any Lincoln Enhanced Allocation Rider Benefit Amount(s) will be applied to the Accumulation Value.
When will this Rider terminate: This Rider and all rights under it will terminate upon the earliest of the following:
a.	The termination or lapse of the Policy; or
b.	The Policy Anniversary immediately prior to the Insured’s Attained Age 121.
Business Exec Enhanced Surrender Value Rider.  If an application is received requesting this Rider it should be made by a business or entity (i.e. an association, or trust established by business or association to fund employee or member benefits). Please note that only businesses and entities may purchase this Rider and that only such businesses or entities may own the Policy and exercise the ownership privileges provided by the Policy (e.g. electing options, changing Beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a Full Surrender of a Policy than would otherwise be available under the policy’s terms (“Enhanced Surrender Value”). To receive the Enhanced Surrender Value, the Policy must be fully surrendered during the “Exec Enhanced Surrender Value Period.” The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the Policy is issued, during which Surrender Charges apply to the Policy. Once the Policy is issued, the Owner will not be able to change Options. This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the Full Surrender of the Policy for the benefit provided by this rider, the end of the Exec Enhanced Surrender Value Period, lapse of the Policy, or exchange, replacement, or any termination of the Policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the Policy.
Under Option 1, the rider provides an increase in the amount you may receive upon a Full Surrender of the Policy than otherwise would be available under the terms of the Policy by waiving the Surrender Charge. To receive this increased amount (“Enhanced Surrender Value”) your Policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed “Surrender Charges - General” for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).

Under Option 1, if the Policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt
Under Option 2, if you fully surrender your Policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1,000 of Specified Amount adjustment rate that will be shown in the Policy Specifications of your Policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate.” The credit will offset a portion of those charges described in the Administrative Fees section of the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” table as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.
Under Option 2,
(a)	if the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt; plus
3)
(A)	the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by
(B)	the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your Policy Specifications. Note: The result of this calculation provides a credit against a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the Administrative Fees section of the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount.
(b)	if the Policy is fully surrendered at any time after the fifth Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt
Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.
Please see sample Policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your registered representative.
Your Policy Accumulation Value at any point in time equals the sum of the Fixed Account Value, Separate Account Value, Holding Account Value, Indexed Account Value, and the Loan Account Value (see the section headed “Policy Values” for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Debt less any applicable Surrender Charge (see section headed “Policy Surrenders” for a more detailed discussion).

The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Business Exec Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 for a Policy with a 10 year Business Exec Enhanced Surrender Value Period:
Sample Policy
•	Insured: Male Standard Non-tobacco, age 55
•	Duration of Policy's Surrender Charge at issue: 14 years
•	Specified Amount: $1,000,000
•	Death Benefit Option: 1 (Level)
•	Planned annual Premium Payment: $31,750
•	No Debt
•	Assumed Investment Return: 7% gross (6.47% net)*
•	For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $9.28 year 1, $19.79 year 2, $29.02 year 3, $36.88 year 4, $33.46 year 5, $21.12 year 6, and $2.02 year 7 per $1,000 of Specified Amount for Option 2

	Without Business Exec ESV Rider		With Business Exec ESV Rider – Option 1		With Business Exec ESV Rider – Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value	Accumulation Value	Enhanced Surrender Value
1	$22,458	$0	$22,458	$22,458	$22,458	$31,738
2	$45,951	$631	$45,175	$45,175	$43,622	$63,412
3	$70,822	$26,832	$69,214	$69,214	$65,999	$95,019
4	$97,163	$54,493	$94,667	$94,667	$89,674	$126,554
5	$125,229	$83,889	$121,781	$121,781	$114,887	$148,347
6	$155,143	$115,123	$151,456	$151,456	$144,083	$165,203
7	$186,982	$148,282	$183,039	$183,039	$175,152	$177,172
8	$220,674	$183,284	$216,454	$216,454	$208,014	$208,014
9	$256,309	$220,229	$251,791	$251,791	$242,754	$242,754
10	$294,027	$263,857	$289,187	$289,187	$279,505	$279,505
11	$343,487	$319,557	$338,299	$338,299	$327,923	$327,923
12	$396,254	$378,174	$390,691	$390,691	$379,565	$379,565
13	$452,707	$440,077	$446,741	$446,741	$434,810	$434,810
14	$512,908	$505,338	$506,506	$506,506	$493,702	$493,702
15	$577,262	$577,262	$570,389	$570,389	$556,641	$556,641
*	The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.
Individual Exec Enhanced Surrender Value Rider.   Subject to underwriting requirements and approval, this rider will be available if the application is made on an individual Insured of high net worth or income and is not business owned. Only an individual or non-business entity may own the policy and exercise the ownership privileges provided by the Policy (e.g. electing options, changing Beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a Full Surrender of a Policy than would otherwise be available under the policy’s terms (“Enhanced Surrender Value”). To receive the Enhanced Surrender Value, the Policy must be fully surrendered during the “Exec Enhanced Surrender Value Period.” The Exec Enhanced Surrender Value Period is the number of

Policy Years, starting from the date the Policy is issued, during which Surrender Charges apply to the Policy. Once the Policy is issued, the Owner will not be able to change Options. This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the Full Surrender of the Policy for the benefit provided by this rider, the end of the Exec Enhanced Surrender Value Period, lapse of the Policy, or exchange, replacement, or any termination of the Policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the Policy.
Under Option 1 , the rider provides an increase in the amount you may receive upon a Full Surrender of the Policy than otherwise would be available under the terms of the Policy by waiving the Surrender Charge. To receive this increased amount (“Enhanced Surrender Value”) your Policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed “Surrender Charges - General” for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).
Under Option 1, if the Policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt
Under Option 2, if you fully surrender your Policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1,000 of Specified Amount adjustment rate that will be shown in the Policy Specifications of your Policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate.” The credit will offset a portion of those charges described in the Administrative Fees section of the “Periodic Charges Other Than Annual Underlying Fund Fee and Operating Expenses” as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.
Under Option 2,
(a)	if the Policy is fully surrendered during the first nine Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt; plus
(A)	the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by
(B)	the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your Policy Specifications. Note: The result of this calculation provides a credit against a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the
Administrative Fees section of the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” table as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount.
(b)	if the Policy is fully surrendered at any time after the nine Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt
Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.

Please see sample Policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your registered representative.
Your Policy Accumulation Value at any point in time equals the sum of the Fixed Account Value, Separate Account Value, Holding Account Value, Indexed Account Value, and the Loan Account Value (see the section headed “Policy Values” for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Debt less any applicable Surrender Charge (see section headed “Policy Surrenders” for a more detailed discussion).
The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Individual Exec Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 for a Policy with a 10 year Individual Exec Enhanced Surrender Value Period:
Sample Policy
•	Insured: Male Standard Non-tobacco, age 55
•	Duration of Policy’s Surrender Charge at issue: 14 years
•	Specified Amount: $1,000,000
•	Death Benefit Option: 1 (Level)
•	Planned annual Premium Payment: $31,750
•	No Debt
•	Assumed Investment Return: 7% gross (6.47% net)*
•	For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $9.28 year 1, $19.79 year 2, $29.02 year 3, $36.88 year 4, $33.46 year 5, $21.12 year 6, and $2.02 year 7 per $1,000 of Specified Amount for Option 2.

	Without Individual Exec ESV Rider		With Individual Exec ESV Rider – Option 1		With Individual Exec ESV Rider – Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value	Accumulation Value	Enhanced Surrender Value
1	$22,458	$0	$22,458	$22,458	$22,458	$31,738
2	$45,951	$631	$45,175	$45,175	$43,622	$63,412
3	$70,822	$26,832	$69,214	$69,214	$65,999	$95,019
4	$97,163	$54,493	$94,667	$94,667	$89,674	$126,554
5	$125,229	$83,889	$121,781	$121,781	$114,887	$148,347
6	$155,143	$115,123	$151,456	$151,456	$144,083	$165,203
7	$186,982	$148,282	$183,039	$183,039	$175,152	$177,172
8	$220,674	$183,284	$216,454	$216,454	$208,014	$208,014
9	$256,309	$220,229	$251,791	$251,791	$242,754	$242,754
10	$294,027	$263,857	$289,187	$289,187	$279,505	$279,505
11	$343,487	$319,557	$338,299	$338,299	$327,923	$327,923
12	$396,254	$378,174	$390,691	$390,691	$379,565	$379,565
13	$452,707	$440,077	$446,741	$446,741	$434,810	$434,810
14	$512,908	$505,338	$506,506	$506,506	$493,702	$493,702
15	$577,262	$577,262	$570,389	$570,389	$556,641	$556,641
*	The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.

Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy if the death benefit qualification test chosen is the Guideline Premium Test. This rider is not available if you have chosen the Cash Value Accumulation Test as the basis for the Policy qualifying as life insurance under federal tax law and the benefit is not available to you if the Policy is a Modified Endowment Contract. While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Debt is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Debt must be enough to cover the charge as shown in the Policy Specifications;
•	The ratio of Debt to the Policy’s Accumulation Value must be between the Minimum and Maximum Value Threshold Percentages shown in the Policy Specifications;
•	Both the guideline single premium and the guideline level premiums calculated under the Guideline Premium Test must be greater than zero (see the “Death Benefit Qualification Test” section of this prospectus).
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount;
2. All other riders will be terminated;
3. No additional Monthly Deductions will be taken;
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following amounts, less Debt:
(i) Debt plus $10,000; or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.

Waiver of Monthly Deduction Rider.  If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured’s 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.
Optional Sub-Account Allocation Programs
You may elect to participate in Dollar Cost Averaging or Automatic Rebalancing as described on an allocation form provided by us. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account or on a limited basis from the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging at the time you apply for your Policy. In addition, you may elect Dollar Cost Averaging after your Policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-487-1485.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or on a limited basis from the Fixed Account is insufficient to complete the next transfer;
2)	7 calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected by you); or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your registered representative to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account and the Indexed Account are not subject to rebalancing. The pre-determined level is the allocation initially selected on the allocation form provided by us, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be  elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
Continuation of Coverage
If the Insured is still living at Attained Age 121, and the Policy has not been surrendered, the Policy will automatically remain in force until surrender or death of the Insured.

There are certain changes that will take place on the Policy Anniversary when the Insured reaches Attained Age 121:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account and Holding Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account;
5)	we will no longer transfer amounts to the Sub-Accounts.
6)	we will no longer allow any new Segments to be opened and the value of each Maturing Segment will be transferred to the Fixed Account on the Segment Maturity Date;
7)	we will no longer allow any changes to the Specified Amount;
8)	we will change the Death Benefit Option to Death Benefit Option 1, if applicable, and not allow any more changes.
9)	we will convert a Participating Loan to a Fixed Loan; and
10)	we will continue to charge loan interest.
However, loan interest will continue to accrue. Provisions may vary in certain states.
This provision will not continue any rider attached to this Policy beyond the date for such rider’s termination, as provided in the rider.
If this Policy is in the Grace Period at the Insured’s Attained Age 121, you will need to pay the minimum amount required to remove this Policy from the Grace Period in order to guarantee continuation of this Policy beyond the Insured’s Attained Age 121.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges, restrictions, limitations and fees will be allowed in your Policy. You should refer to your Policy for these state specific features. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. Please contact the Administrative Office or your registered representative regarding availability.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum Premium required, except as may be required to maintain the No-Lapse Provision, or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Surrender Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the Insured attains age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).

The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts, the Fixed Account, and the Indexed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts, the Fixed Account, and the Indexed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
Net Premium Payments allocated to the Indexed Account are placed in the Holding Account until the next “Monthly Indexed Account Allocation Date”. The Monthly Indexed Account Allocation Date is the 15th day of the calendar month. You may change your Indexed Account allocations at any time; however, Indexed Account allocations changes received less than two business days prior to the Monthly Indexed Account Allocation Date will require allocation changes to be delayed until the next Monthly Indexed Account Allocation Date.
Maturing Segments will be allocated to the Fixed Account, Sub-Account(s), and Indexed Account per your allocation instructions.
The amount of Net Premium Payments allocated to the Sub-Accounts, the Fixed Account, and the Indexed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received in Good Order at our Administrative Office. Premium Payments received from you or your broker-dealer in Good Order at our Administrative Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), will be processed using the accumulation unit value computed on that Valuation Date. Premium Payments received in Good Order after market close will be processed using the accumulation unit value computed on the next Valuation Date. Premium Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. Premium Payments placed with your broker-dealer after market close will be processed using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., Eastern time). In such instances, Premium Payments received after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, Holding Account Value, Indexed Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)  Net Premium Payments made;
2)  the amount of any Partial Surrenders;
3)  any increases or decreases as a result of market performance of the Sub-Accounts;
4) interest credited to the Fixed Account, Holding Account, Indexed Account or the Loan Account;
5)  Persistency Bonuses, if any;
6)  Monthly Deductions; and
7)  all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges, if any, imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge, if any, multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated to or transferred to or from the Fixed Account, plus interest credited, any Persistency Bonuses (see below) and less any deductions including Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at a daily rate of 0.00272616% (equivalent to a compounded annual rate of 1%) or a higher rate determined by the Company. Because the interest we credit to the Fixed Account and as a Persistency Bonus are subject to change, they are considered NGEs as described earlier with respect to some of the Policy's charges and fees. As such, we use a similar approach in making our assessment of whether an adjustment to the interest we credit is to be made. If we make a change to the interest credited under the Fixed Account or Persistency Bonus, we will use Redetermination Classes to make those changes. Such changes can be made in consideration of one or more of the following items which may include but are not limited to: mortality, interest rates, investment earnings, persistency expenses (including reinsurance costs and taxes), policy funding, net amount at risk, loan utilization, capital requirements, and reserve requirements. Any change will apply consistently to all individuals of the same Redetermination Class and will never cause the rate credited to be less than the guaranteed minimums.
The Loan Account Value, if any, reflects any outstanding Fixed Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited based on the Loan Account Value at an effective annual rate of 3% in all years and is allocated to the Policy in accordance with your allocation instructions on file with us at the time the interest is credited.
The Holding Account Value, if any, reflects amounts allocated to or transferred to or from an account called the “Holding Account”, plus interest credited, and less any deductions including Partial Surrenders. Any money allocated to the Indexed Account will first be deposited into the Holding Account. Interest is credited daily at the greater of a rate of 0.00272616% (equivalent to a compounded annual rate of 1%) or a higher rate determined by the Company.
The Indexed Account Value, if any, reflects the sum of all Segments that have not met their Segment Maturity Date. The value of a Segment is the amount of any transfer from the Holding Account less any deductions including Partial Surrenders. Refer to the section of this prospectus headed “Indexed Account Option(s)” for further detail regarding the calculation of Index Credits and your Indexed Account Option(s).  The Value of a Maturing Segment will be allocated to the Fixed Account, Sub-Account(s), and Indexed Account Option(s) per your allocation instructions. You may establish more than one Segment on the same date if we provide more than one Indexed Account Option and there are currently no limitations on the number of Segments in effect at one time.
Persistency Bonus
On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 3, we will credit a Persistency Bonus to the Fixed Account and any of the Sub-Account(s) in the same proportion as the balances invested in the total of such account(s) as of the date the credit is applied, at an annual rate guaranteed to be not less than 0.01% of the Fixed Account Value and Sub-Account Value on the Monthly Anniversary Day. The current rate is 0.25%.
The Persistency Bonus is based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Persistency Bonus will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.

Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value, Holding Account Value, Indexed Account Value, and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Debt, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy. For example, as benefits paid under the basic Accelerated Benefits Riders are considered liens on the Policy, the amount of such benefits would be deducted from Death Benefit Proceeds. Refer to the sections of this prospectus headed “Riders” for a discussion of the treatment of benefits paid under the basic Accelerated Benefits Riders and “Continuation of Coverage” for a discussion of the death benefits for age 121 and later.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the Insured will be the greater of:
1)	the amount determined by the death benefit option (see below) in effect on the date of the death of the Insured, less any Debt; or
2)	an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Debt. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
Death Benefit Options
Three different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued). Your registered representative can assist you in determining the option that best meets your needs.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000) level death benefit, less any Partial Surrenders and Debt after the date of death.	None; level death benefit
2	The greater of:
a) the sum of the Specified Amount plus the Accumulation Value as of the date of the Insured’s death , less any Partial Surrenders and Debt after the date of death; or
b) the Specified Amount as of the date of the Insured's death, multiplied by 115%, less any Partial Surrenders and Debt after the date of death.

	For all other Policies, only a) applies.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account and Indexed Account.

Option	Death Benefit Proceeds Equal to the	Variability
3	Sum of the Specified Amount plus the accumulated Premiums, up to the Death Benefit Option 3 limit as shown on the Policy Specifications less any Partial Surrenders and Debt after the date of death.	Will generally increase, depending on the amount of Premium paid.
A Partial Surrender after the date of death is an amount we may have paid to the Owner after the date of the Insured’s death but before the death of the Insured was reported to us.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, if your Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Death Benefit Options and the Enhanced Surrender Value. If this Rider is in force on the date of the Insured’s death and Death Benefit Option 2 is in effect, the Enhanced Surrender Value will also be considered in determining the amount under Death Benefit Option 2 equal to the greatest of:
a.	the Specified Amount on the Insured’s date of death plus the Accumulation Value on the date of the Insured’s death, less any Partial Surrenders processed after the Insured’s date of death;
b.	the Specified Amount on the Insured’s date of death plus the Enhanced Surrender Value on the date of the Insured’s death, less any Partial Surrenders processed after the Insured’s date of death; or
c.	the Specified Amount on the date of the Insured’s death multiplied by the Death Benefit Option 2 Factor as shown in the Policy Specifications, less any Partial Surrenders processed after the Insured’s date of death.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $100,000 (other limits may apply when your Policy is not fully underwritten).
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed to Death Benefit Option 1, subject to our consent after the first Policy Year, as long as the Policy is in force.
You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.

Option change	Impact
2 to 1	The Specified Amount will be increased by the greater of:
a) the Accumulation Value as of the effective date of change; or
b) the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.
(This changes the death benefit under the Policy from one that may increase over time by the growth in the Accumulation Value to a level death benefit.)
3 to 1	The Specified Amount will be increased by accumulated Premiums up to the Death Benefit Option 3 limit as shown on the Policy Specifications as of the effective date of the change.
Death Benefit Option 2 or Death Benefit Option 3 may only be elected at the time you apply for your Policy.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in the Specifications Pages of each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount. We may also decline such a request if it would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.
Also, because the death benefit qualification tests, as discussed below, require certain ratios between Premium and death benefit and between the Policy’s Accumulation Value and death benefit, we may increase the Policy's death benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy’s Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Note: Increases in Specified Amount are not permitted in Virginia.
Death Benefit Qualification Test
You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”), the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.
The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for an Insured of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.

The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy. (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on the Insured’s age, risk classification and gender.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The tests differ as follows:
(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; while the Cash Value Accumulation Test does not.
(2) The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC’s in your prospectus).
(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefit qualification test.
Please ask your registered representative for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured and any other necessary claims requirements, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period (typically three to five years) from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your

Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by submitting a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Accumulation Value less any Debt, less any applicable Surrender Charge (the “Surrender Value”). If you have elected the Business or Individual Exec Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you Fully Surrender during the surrender charge period. Policy Debt includes loans under the Policy and Accelerated Benefits paid under the Basic Accelerated Benefits Riders.
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date. If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts, the Fixed Account, and the Indexed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy's Accumulation Value less any Debt, less any applicable Surrender Charge. Policy Loans and Accelerated Benefits received under the basic Accelerated Benefits Riders are Debt under your Policy and will reduce the Surrender Value available to you.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date of deduction. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Partial Surrender, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.

Death Benefit Option in Effect	Impact of Partial Surrender
1	The Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the greater of i) zero and ii) the result of [(1) minus (2)] divided by (3) where:
(1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications;
(2) is the Specified Amount immediately prior to the Partial Surrender; and
(3) is the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
If the chart above indicates that the Specified Amount is reduced because of a Partial Surrender (Death Benefit Options 1 and 3), the benefit available under the basic Accelerated Benefits Riders will also be reduced because the benefits of those Riders are based on the death benefit of the Policy.
Partial Surrender proceeds will generally be paid within 7 calendar days of our receipt of your request.
POLICY LOANS
Your Policy permits you to borrow against its Surrender Value in the form of two loan options: a Fixed Loan or a Participating Loan. Only one of these loan options is available at any given time. When requesting a loan, you choose either the Fixed Loan or Participating Loan option. If there is an existing loan, any new loan will be the same option unless you request to switch loan options for both the existing and new loans.
A Fixed Loan may be for any amount up to the then current Surrender Value. A Participating Loan may be for any amount up to the lesser of the current Surrender Value or the Accumulation Value allocated to the Holding Account and Indexed Account. However, we reserve the right to limit the amount of any loan to 90% of the current Surrender Value. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.
Fixed Loan
The amount of your Fixed Loan will be withdrawn from the Sub-Accounts and Fixed Account in the same proportion as the balances invested in the total of such account(s). If insufficient value exists from the Fixed Account and any Sub-Accounts, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The Loan Account is the account in which Fixed Loan Debt (outstanding loans and interest) accrues. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts, Fixed Account, Holding Account or Indexed Account. Fixed Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Fixed Loans accrues daily at an effective annual rate of 4% in years 1 - 10 and 3% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your Fixed Loan, plus any accrued but unpaid interest, is added to your outstanding Debt. Unless paid in advance, Fixed Loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. If insufficient value exists from the Fixed Account and any Sub-Accounts, value will be deducted from the

Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. This amount will be treated as an additional Fixed Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3% in all years. Such interest credited is transferred to the Policy in accordance with your Net Premium Payment allocation instructions on file with us at the time the interest is credited.
If an amount is transferred out of the Indexed Account for a Fixed Loan, and within a 12-month period from the date of that transaction either a Premium Payment or loan repayment is made, we reserve the right to:
a.	Allocate the Net Premium Payment or loan repayment to the Fixed Account, and
b.	Restrict transfers from the Fixed Account or the Sub-Accounts into the Holding Account for allocation to the Indexed Account.
Participating Loan
A Participating Loan is a loan against the Holding Account Value and Indexed Account Value where an amount equal to the Debt remains in the Holding Account and Indexed Account as allocated at the time the loan is taken, and not transferred to the Loan Account. The amount available for a Participating Loan is determined as the minimum of:
a.	the Policy’s Surrender Value; or
b.	the sum of the Holding Account Value plus Indexed Account Value.
Interest on Participating Loans accrues daily at an effective annual rate of 5.50% in years 1 through Attained Age 121, 3% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy.
On each Policy Anniversary, if Debt is greater than the sum of the Holding Account Value and the Indexed Account Value, amounts will be withdrawn from the Fixed Account and any Sub-Accounts in the same proportion as the balances invested in the total of such accounts and transferred to the Holding Account until Debt equals the sum of the Holding Account Value and Indexed Account Value.
Loan Conversion
A conversion from one loan option to the other can be done only once in a twelve month period and only after twelve months have elapsed from the date of the most recent loan. The entire loan must be converted. When a loan is converted, interest will be charged at the interest rate in effect for the current loan option until the date of the conversion. From the date of conversion, interest is charged at the interest rate in effect under the new loan option.
Participating Loan to Fixed Loan: On the day the Participating Loan is converted to a Fixed Loan, an amount equal to the loan principal will be transferred from the Fixed Account and Sub-Accounts in the same proportion as the balances invested in the total of such accounts into the Loan Account. If insufficient value exists from the Fixed Account and any Sub-Accounts, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment.
Fixed Loan to Participating Loan: Unless otherwise requested by you, when a Fixed Loan is converted to a Participating Loan, the Loan Account Value will be transferred to the Indexed Account according to your Indexed Account Allocation instructions.

Loan Repayment
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. For a Participating Loan, the Debt will be reduced by the amount of the loan repayment.
For a Fixed Loan, the Debt and the Loan Account will be reduced by the amount of any loan repayment. Any repayment to a Fixed Loan, other than loan interest, will be allocated to the Sub-Accounts, Fixed Account, and Indexed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
When making a payment other than an initial payment to us, we will apply your payment as Premiums and not as loan repayments unless you specifically instruct us otherwise.
Any increase in Debt, including loan interest due but not yet charged, may reduce the Surrender Value and cause the Policy to enter the Grace Period. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
The amount of a benefit paid under the basic Accelerated Benefits Riders (see section headed “Riders – Basic Accelerated Benefits Riders”) is a lien against the Policy. As security for the lien, an amount equal to the Accelerated Benefit paid may be withdrawn from Accumulation Values of the Sub-Accounts and Fixed Account in the same proportion  as the balances invested in the total of such account(s). If insufficient value exists from the Fixed Account and any Sub-Accounts, value may be deducted from the Holding Account. If insufficient value exists in the Holding Account, value may be deducted from the most recently opened Segment in the Indexed Account and may continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. Interest will be credited by the Company as described above under Policy Loans. Because the amount of the Accelerated Benefit is considered  a lien against the Policy, the amount received may reduce the amount of loans that may be taken in the future. To the extent that the Accelerated Benefit paid does not exceed the Surrender Value, interest will be charged in the same manner as described above. However, to the extent that the Accelerated Benefit exceeds the Surrender Value at the time it is paid, interest charged during each Policy Year is determined annually at least 30 days in advance of the beginning of a Policy Year and will not exceed the higher of (i) the published monthly average of the Moody’s Corporate Bond Yield Average—Monthly  Average Corporates (as published by Moody’s Investors Service, Inc. for the calendar month ending 2 months before the beginning of the Policy Year), and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1%. Please ask your registered representative for additional details.
You should carefully consider that requesting a Policy Loan will reduce (or may eliminate) the Accelerated Benefit available under the basic Accelerated Benefits Riders (see section headed “Riders – Basic Accelerated Benefits Riders” for discussion of the benefits available); and will reduce the Enhanced Surrender Value available under the Individual Exec Enhanced Surrender Value Rider and Business Exec Enhanced Surrender Value Rider (see section headed “Riders — Individual Exec Enhanced Surrender Value Rider and Business Exec Enhanced Surrender Value Rider” for discussion of the benefits available). In addition, as your Policy may include the Overloan Protection Rider, your Policy may not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Surrender Value (see section headed “Riders – Overloan Protection Rider” for a discussion of the benefits available).
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time
1)	the Surrender Value of the Policy is insufficient to pay the Monthly Deduction, and
2)	the No-Lapse Provision of the Policy is not preventing the termination of the Policy, then all coverage will terminate. This is referred to as “Policy Lapse”.

The Surrender Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Debt for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Debt on Policy Loans) necessary so that the Surrender Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a Grace Notice to you, or any assignee of record. The Grace Notice will state the amount of the Premium Payment that must be paid to avoid termination of your Policy.
If the amount in the Grace Notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
In addition, your Policy includes a No-Lapse Provision, if available (see section headed “No-Lapse Provision” below for discussion of availability), which is described below, and may prevent lapse.
No-Lapse Provision
Your Policy includes a No-Lapse Provision, if available to you under our underwriting guidelines. This means that if this provision is available to you your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a Policy that has the No-Lapse Provision, and a Policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
There is no charge for this feature. The length of the No-Lapse period is determined by the Insured’s issue age, and is shown in the Policy Specifications.
If, on the Policy Date, the Insured is:	The No-Lapse period is:
• Ages 0 – 50,	20 years
• Age 51,	19 years
• Age 52,	18 years
• Age 53,	17 years
• Age 54,	16 years
• Age 55,	15 years
• Age 56,	14 years
• Age 57,	13 years
• Age 58,	12 years
• Age 59,	11 years
• Age 60 and above	10 years
The Policy will not lapse even if the Surrender Value is insufficient to meet the Monthly Deductions, as long as the sum of all Premium Payments (less any Partial Surrenders) accumulated at 4%, less any Debt, is at least equal to the sum of the No-Lapse Premiums due since date of issue (shown in the Policy Specifications) accumulated at 4% interest.

If you fail to satisfy the requirements for the No-Lapse Provision, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after Grace Notice and expiration of the Policy's Grace Period, will lapse.
If this provision is available to you, your No-Lapse Premium is shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Debt exceeding the Surrender Value. It is a limited benefit in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy and any reinstated riders in force for at least two months after the date of reinstatement; and
5)	any loan interest accrued during the Grace Period is paid and any remaining Debt is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.
For the purposes of resuming allocations to the Indexed Account following the effective date of reinstatement, transfers may resume on the first Monthly Indexed Account Allocation Date following effective date of reinstatement.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.

Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to maintain a minimum ratio between the death benefit and the Policy's Accumulation Value, depending on the Insured’s age, gender, and risk classification.  We will only apply this test to the Policy if you have advised us to do so at the time you applied for the Policy.
The tests differ as follows:
(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; while the Cash Value Accumulation Test does not.
(2) The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC’s in your prospectus).
(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefit qualification test.
Please ask your registered representative for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any Debt at the time of a total withdrawal, such Debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Debt. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Other Considerations
Insured Lives Past Age 121.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Debt is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Debt unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the Insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the Insured under a life insurance contract that has been transferred in a reportable policy sale.
The IRS and Treasury issued Final Regulations under section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.
Statutory Interest Rates under Section 7702 and Section 7702A. The Consolidated Appropriations Act, 2021 signed by the President on December 27, 2020, contains a provision that changed the statutory interest rate assumptions used in calculating the premium limits under Section 7702 (the “guideline” limit) and Section 7702A (the “7-pay” limit). The Act essentially changes the minimum interest rates from fixed interest rates to dynamic interest rates that can change as often as once per year, with fixed transition rates for 2021. Under the new law, the interest rate that applies for CVAT and guideline level calculations is 2%, and the interest rate that applies for the guideline single premium calculation is 4%. In addition, the 2% interest rate will apply for the 7-pay premium calculations under Section 7702A.
The amendment to Section 7702 (and its impact on Section 7702A) are effective for contracts issued on or after January 1, 2021, including contracts issued because of a Section 1035 exchange.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Surrender Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2021 financial statements of the Separate Account and the December 31, 2021 consolidated financial statements of the Company are located in the SAI.

Appendix A: Funds Available Under the policy
The following is a list of Underlying Funds currently available under the Policy. More information about the Underlying Funds is available in the Fund’s prospectus, which may be amended from time to time and found online at www.lfg.com/VULprospectus. You can also request this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflects fees and expenses of the fund, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Long-term growth of capital.	AB VPS Small/Mid Cap Value Portfolio - Class A	0.80%	35.95%	10.16%	13.13%
Long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio - Class A (formerly AB VPS Global Thematic Growth Portfolio)	0.88%[2]	22.87%	22.41%	15.24%
Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century VP Balanced Fund - Class I	0.81%[2]	15.77%	11.33%	9.90%
Long-term growth of capital.	American Funds Global Growth Fund - Class 2	0.67%[2]	16.42%	19.70%	15.66%
Long-term capital growth.	American Funds Global Small Capitalization Fund - Class 2	0.90%[2]	6.74%	15.45%	12.51%
Growth of capital.	American Funds Growth Fund - Class 2	0.60%	21.99%	25.43%	19.71%
Long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2	0.54%	24.10%	16.39%	15.42%
Long-term growth of capital.	American Funds International Fund - Class 2	0.79%	-1.50%	9.63%	8.13%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
High total investment return.	BlackRock Global Allocation V.I. Fund - Class I This fund will be substituted with the LVIP BlackRock Global Allocation Fund on or about June 3, 2022. Consult your registered representative.	0.75%[2]	6.67%	9.95%	7.94%
Long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio - Class I advised by Legg Mason Partners Fund Advisor, LLC	0.82%	28.71%	14.26%	14.33%
Long-term capital appreciation.	Delaware VIP® Emerging Markets Series - Standard Class[3]	1.18%[2]	-2.84%	12.02%	7.13%
Capital Appreciation.	Delaware VIP® Small Cap Value Series - Standard Class[3]	0.75%	34.42%	9.54%	12.08%
Capital Appreciation. A fund of funds.	DWS Alternative Asset Allocation VIP Portfolio - Class A	0.88%	12.74%	5.93%	4.20%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class	0.70%	27.71%	20.05%	16.52%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Service Class	0.71%	23.08%	26.16%	19.58%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class	0.71%	25.51%	13.49%	13.17%
To maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund - Class 1	0.47%	17.01%	7.72%	7.65%
Capital appreciation; income is a secondary consideration.	Franklin Mutual Shares VIP Fund - Class 1	0.73%	19.52%	6.72%	9.28%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund - Series I Shares (formerly Invesco V.I. International Growth Fund)	0.89%	5.89%	10.17%	8.09%
Maximize long-term total return.	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	0.94%[2]	9.51%	10.25%	N/A

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Capital Appreciation.	LVIP Baron Growth Opportunities Fund - Service Class	1.14%[2]	18.72%	21.55%	16.57%
High total investment return.	LVIP BlackRock Global Allocation Fund - Standard Class This fund will be available on or about June 3, 2022. Consult your registered representative.	0.73%[2]	7.55%	N/A	N/A
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	0.40%[2]	12.69%	8.52%	N/A
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Global Real Estate Fund - Standard Class	0.79%[2]	28.02%	9.71%	8.83%
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	0.48%	4.67%	3.64%	1.93%
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	0.38%[2]	14.66%	9.23%	N/A
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Delaware Bond Fund - Standard Class[3]	0.36%	-1.80%	4.05%	3.33%
Total return.	LVIP Delaware Diversified Floating Rate Fund - Standard Class[3]	0.62%[2]	0.40%	1.82%	1.62%
Maximum long-term total return consistent with reasonable risk.	LVIP Delaware Diversified Income Fund - Standard Class[3]	0.54%[2]	-1.30%	4.50%	3.59%
Maximum total return, consistent with reasonable risk.	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class[3]	0.53%	-0.67%	2.23%	1.74%
To maximize long-term capital appreciation.	LVIP Delaware Mid Cap Value Fund - Standard Class[3]	0.41%	31.91%	11.66%	13.24%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Delaware REIT Fund - Standard Class[3]	0.82%	43.07%	8.89%	10.03%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP Delaware SMID Cap Core Fund - Standard Class[3]	0.80%	23.18%	13.09%	13.30%
To maximize long-term capital appreciation.	LVIP Delaware Social Awareness Fund - Standard Class[3]	0.43%	26.43%	18.03%	15.90%
Long-term capital appreciation.	LVIP Delaware U.S. Growth Fund - Standard Class[3]	0.72%	18.10%	21.93%	16.88%
Long-term capital appreciation.	LVIP Delaware Value Fund - Standard Class[3]	0.69%	22.42%	10.30%	12.54%
Long-term capital appreciation.	LVIP Dimensional International Core Equity Fund - Standard Class	0.62%[2]	13.22%	8.95%	N/A
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	0.38%[2]	27.55%	16.70%	15.49%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	0.48%	27.77%	15.21%	N/A
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	0.73%[2]	7.63%	6.95%	6.25%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	0.70%[2]	12.77%	8.42%	6.84%
Current income consistent with the preservation of capital.	LVIP Global Income Fund - Standard Class	0.65%[2]	-5.09%	2.98%	1.98%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	0.71%[2]	10.82%	7.89%	6.53%
Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP Government Money Market Fund - Standard Class	0.42%	0.02%	0.78%	0.40%
A high level of current income; capital appreciation is the secondary objective.	LVIP JPMorgan High Yield Fund - Standard Class	0.66%[2]	6.43%	5.66%	6.08%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP MFS International Growth Fund - Standard Class	0.78%[2]	11.24%	14.48%	10.06%
Capital Appreciation.	LVIP MFS Value Fund - Standard Class	0.62%[2]	25.46%	12.32%	13.49%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Standard Class	0.74%[2]	11.26%	6.07%	5.75%
To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.	LVIP SSGA Bond Index Fund - Standard Class	0.36%[2]	-1.98%	3.24%	2.55%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Index Allocation Fund - Standard Class	0.51%[2]	6.37%	7.73%	6.30%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Structured Allocation Fund - Standard Class	0.57%	7.43%	6.89%	6.00%
To maximize long-term capital appreciation.	LVIP SSGA Developed International 150 Fund - Standard Class	0.39%[2]	13.16%	5.58%	6.63%
To maximize long-term capital appreciation.	LVIP SSGA Emerging Markets 100 Fund - Standard Class	0.47%[2]	8.79%	5.47%	2.83%
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP SSGA International Index Fund - Standard Class	0.37%[2]	11.06%	9.40%	7.72%
To maximize long-term capital appreciation.	LVIP SSGA Large Cap 100 Fund - Standard Class	0.35%[2]	31.88%	12.79%	14.17%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Index Allocation Fund - Standard Class	0.50%	10.39%	9.79%	8.20%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Structured Allocation Fund - Standard Class	0.53%	12.15%	8.58%	7.76%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	0.50%	11.37%	10.53%	8.87%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	0.56%	13.68%	9.00%	8.28%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP SSGA S&P 500 Index Fund - Standard Class[4]	0.23%	28.42%	18.18%	16.27%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP SSGA Small-Cap Index Fund - Standard Class	0.38%[2]	14.56%	11.56%	12.77%
To maximize long-term capital appreciation.	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	0.38%[2]	33.66%	9.33%	11.70%
Long-term capital growth.	LVIP T. Rowe Price Growth Stock Fund - Standard Class	0.66%[2]	20.47%	23.29%	19.05%
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	0.71%[2]	13.84%	20.02%	16.95%
High level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	0.78%[2]	15.37%	10.02%	N/A
Total return consistent with the preservation of capital. A fund of funds.	LVIP Vanguard Bond Allocation Fund - Standard Class	0.37%	-1.29%	2.88%	2.22%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Standard Class	0.31%[2]	25.74%	17.53%	15.51%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Standard Class	0.33%[2]	8.16%	9.91%	7.75%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Capital growth.	LVIP Wellington Capital Growth Fund - Standard Class	0.70%[2]	17.12%	26.67%	20.48%
Long-term capital appreciation.	LVIP Wellington SMID Cap Value Fund - Standard Class	0.78%[2]	28.20%	10.56%	12.74%
Capital Appreciation.	MFS® VIT Growth Series - Initial Class	0.71%[2]	23.53%	24.87%	19.33%
Total return.	MFS® VIT Total Return Series - Initial Class	0.61%[2]	14.12%	9.84%	9.59%
Total return.	MFS® VIT Utilities Series - Initial Class	0.78%[2]	14.09%	11.89%	9.93%
Maximum real return, consistent with prudent investment management.	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	0.93%[2]	33.34%	5.72%	-1.86%
High current income consistent with preservation of capital; capital appreciation is a secondary objective.	Templeton Global Bond VIP Fund - Class 1	0.51%[2]	-4.62%	-0.68%	1.39%
Income and capital appreciation. A fund of funds.	TOPS® Balanced ETF Portfolio – Class 2 Shares advised by Valmark Advisers, Inc.	0.56%	9.62%	7.60%	6.72%
Capital Appreciation. A fund of funds.	TOPS® Moderate Growth ETF Portfolio – Class 2 Shares advised by Valmark Advisers, Inc.	0.55%	12.82%	9.53%	8.50%
[1]	The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the Underlying Fund or the fund company.
[2]	This fund is subject to an expense reimbursement or a fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
[3]	Investments in Delaware VIP Series, Delaware Funds, Ivy Variable Insurance Portfolios, Ivy Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
[4]	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P®

are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.

Appendix B
Hypothetical Crediting Examples for Each Indexed Account Option
Assumption for All Indexed Account Option hypothetical scenarios are as follows:
Assumptions for All Examples
Indexed Account Option	Current Cap (Guaranteed minimum 1%)	Guaranteed Floor	Current/(Guaranteed) Participation Rate	Guaranteed Maximum Asset Charge	Guaranteed Minimum Index Credit Enhancement	Current/(Guaranteed) Account Value Enhancement
Conserve	7.25%	1%	100% / (100%)	N/A	N/A	N/A
Perform	8.50%	0%	100% / (100%)	3%	75%	N/A
Fidelity AIM® Dividend Indexed Account – Fixed Bonus	N/A	0%	125% / (25%)	N/A	N/A	1% (0.25%)
Fidelity AIM® Dividend Indexed Account	N/A	0%	165% / (25%)	N/A	N/A	N/A
No monthly deduction charges are factored into these examples as they are simply designed to demonstrate how the Indexed Credit is calculated.
Conserve Indexed Account Option Hypothetical:
The following hypothetical assumes: no Asset Charge, 7.25% Current Cap, 1% Guaranteed Floor.
Assumptions:	Example 1: Exceeds Cap	Example 2: Less than Cap	Example 3: Less than Floor
S&P 500® Index Performance	30%	3%	-10%
Beginning Index Value	1,000	1,000	1,000
Ending Index Value	1,300	1,030	900
Opening Segment balance	$900.00	$900.00	$900.00
1. Deduct Asset Charge when the Segment opens	N/A	N/A	N/A
Average monthly Segment balance on Segment Maturity Date	$900.00	$900.00	$900.00
2. Calculate the percentage change	1,300 – 1,000 = 300 300/1,000 = 30% change	1,030 – 1,000 = 30 30/1,000 = 3% change	900 – 1,000 = -100 -100/1,000 = -10% change
3. Apply the Cap/Floor	30% becomes 7.25%	3%	-10% becomes 1%
4. Apply the growth rate* to the average monthly Segment value on Segment Maturity Date	$900.00 x 7.25% growth rate = $65.25	$900.00 x 3% growth rate = $27.00	$900.00 x 1% growth rate = $9.00
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Assumptions:	Example 1: Exceeds Cap	Example 2: Less than Cap	Example 3: Less than Floor
5. Ending Segment balance	$900.00 + $65.25 = $965.25 Ending Segment Balance	$900.00 + $27.00 = $927.00 Ending Segment Balance	$900.00 + $9.00 = $909.00 Ending Segment Balance
*The S&P 500® Index return over the Segment duration, subject to the Cap, Floor and Participation Rate
Perform Indexed Account Option Hypothetical:
The following hypothetical assumes: 3% Guaranteed Maximum Asset Charge, 8.50% Current Cap, 0% Guaranteed Floor, 75% Guaranteed Minimum Index Credit Enhancement.
Assumptions:	Example 1: Exceeds Cap	Example 2: Less than Cap	Example 3: Less than Floor
S&P 500® Index Performance	30%	3%	-10%
Beginning Index Value	1,000	1,000	1,000
Ending Index Value	1,300	1,030	900
Opening Segment balance	$900.00	$900.00	$900.00
1. Deduct Asset Charge when the Segment opens	$900.00 – ($900.00 x 0.03) = $873.00 Segment Balance after Asset Charge	$900.00 - ($900.00 x 0.03) = $873.00 Segment Balance after Asset Charge	$900.00 - ($900.00 x 0.03) = $873.00 Segment Balance after Asset Charge
Average monthly Segment balance on Segment Maturity Date	$873.00	$873.00	$873.00
2. Calculate the percentage change	1,300 – 1,000 = 300 300/1,000 = 30% change	1,030 – 1,000 = 30 30/1,000 = 3% change	900 – 1,000 = -100 -100/1,000 = -10% change
3. Apply the Cap/Floor	30% becomes 8.50%	3%	-10% becomes 0%
4. Apply the growth rate* to the average monthly Segment value on Segment Maturity Date	$873.00 x 8.50% growth rate = $74.21	$873.00 x 3% growth rate = $26.19	$873.00 x 0% growth rate = $0.00
5. Apply the Index Credit Enhancement to determine Index Credit	$74.21 x (1 + 0.75) = $129.87 Index Credit	$26.19 x (1 + 0.75) = $45.83 Index Credit	$0.00 x (1 + 0.75) = $0.00 Index Credit
6. Ending Segment balance	$873.00 + $129.87 = $1,002.87 Ending Segment Balance	$873.00 + $45.83 = $918.83 Ending Segment Balance	$873.00 + $0.00 = $873.00 Ending Segment Balance[1]
*The S&P 500® Index return over the Segment duration, subject to the Cap, Floor and Participation Rate
1Segment loses value due to Asset Charge
Fidelity AIM® Dividend Indexed Account Option – Fixed Bonus Hypothetical:
The following hypothetical assumes: no cap, no Asset Charge, 125% Current Participation Rate, 0% Guaranteed Floor, 1% Current Account Value Enhancement.
Assumptions:	Example 1: Exceeds Cap of Other Accounts	Example 2: Less than Cap of Other Accounts	Example 3: Less than Floor
Fidelity AIM® Dividend Index Performance	30%	3%	-10%
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Assumptions:	Example 1: Exceeds Cap of Other Accounts	Example 2: Less than Cap of Other Accounts	Example 3: Less than Floor
Current Participation Rate	125%	125%	125%
Beginning Index Value	1,000	1,000	1,000
Ending Index Value	1,300	1,100	900
Opening Segment balance	$900.00	$900.00	$900.00
Average Monthly Segment Balance at Segment Maturity	$900.00	$900.00	$900.00
1. Calculate the percentage change	1,300 – 1,000 = 300 300/1,000 = 30% change	1,030 – 1,000 = 30 30/1,000 = 3% change	900 – 1,000 = -100 -100/1,000 = -10% change
2. Multiply by the Participation Rate	30% x 125% = 37.50%	3% x 125% = 3.75%	-10% x 125% = -12.50%
3. Apply the growth rate to the Average Monthly Segment Value at Segment Maturity	$900.00 x 37.50% growth rate = $337.50	$900.00 x 3.75% growth rate = $33.75	a) Apply floor of 0%, -12.50% growth rate becomes 0% b) $900.00 x 0% = $0.00
4. Calculate the Account Value Enhancement	$900.00 x 1.00% = $9.00 Interest Bonus	$900.00 x 1.00% = $9.00 Interest Bonus	$900.00 x 1.00% = $9.00 Interest Bonus
5. Ending Segment Balance	$900.00 + $337.50 + $9.00 = $1,246.50 Ending Segment Balance	$900.00 + $33.75 + $9.00 = $942.75 Ending Segment Balance	$900.00 + $0.00 + $9.00 = $909.00 Ending Segment Balance
Fidelity AIM® Dividend Indexed Account Option:
The following hypothetical assumes: no cap, no Asset Charge, 165% Current Participation Rate, 0% Guaranteed Floor.
Assumptions:	Example 1: Exceeds Cap of Other Accounts	Example 2: Less than Cap of Other Accounts	Example 3: Less than Floor
Fidelity AIM® Dividend Index Performance	30%	3%	-10%
Current Participation Rate	165%	165%	165%
Beginning Index Value	1,000	1,000	1,000
Ending Index Value	1,300	1,100	900
Opening Segment balance	$900.00	$900.00	$900.00
Average Monthly Segment Balance at Segment Maturity	$900.00	$900.00	$900.00
1. Calculate the percentage change	1,300 – 1,000 = 300 300/1,000 = 30% change	1,030 – 1,000 = 30 30/1,000 = 3% change	900 – 1,000 = -10 -100/1,000 = -10% change
2. Multiply by the Participation Rate	30% x 165% = 49.50%	3% x 165% = 4.95%	-10% x 165% = -16.50%
3. Apply the growth rate to the Average Monthly Segment Value at Segment Maturity	$900.00 x 49.50% growth rate = $445.50	$900.00 x 4.95% growth rate = $44.50	a) Apply floor of 0%, -16.50 becomes 0% b) $900.00 x 0% = $0.00
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Assumptions:	Example 1: Exceeds Cap of Other Accounts	Example 2: Less than Cap of Other Accounts	Example 3: Less than Floor
4. Ending Segment Balance	$900.00 + $445.50 = $1,345.50 Ending Segment Balance	$900.00 + $44.50 = $944.50 Ending Segment Balance	$900.00 + $0.00 = $900.00 Ending Segment Balance
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Additional Information.
More information about the policy and the Lincoln Life Flexible Premium Variable Life Account M (the separate account) is in the current Statement of Additional Information (SAI) for the Lincoln AssetEdge® VUL 2022 Flexible Premium Variable Insurance Contract, dated May 1, 2022, as amended or supplemented from time to time. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, or to request other information about the policy, or to make inquiries about the policy, call toll-free 1-800-487-1485, or write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348. You can also find the SAI and other information about the contract online at www.lfg.com/VULprospectus or by sending an email request to CustServSupportTeam@lfg.com.
Reports and other information about the separate account are also available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC File Nos. 333-259409; 811-08557
EDGAR Contract Identifier C000232378
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SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2022
Relating to Prospectus Dated May 1, 2022 for
Lincoln AssetEdge® VUL 2022
Lincoln Life Flexible Premium Variable Life Account M, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus. It includes additional information about the Lincoln AssetEdge® VUL 2022.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln AssetEdge® VUL 2022 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
On December 2, 1997, the Lincoln Life Flexible Premium Variable Life Account M (“Separate Account”) was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The Separate Account is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Separate Account are, in accordance with the applicable variable life policies, credited to or charged against the Separate Account. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the policies and the obligations set forth in the Policy, other than those of the Owner, are ours. The Separate Account satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the Separate Account. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the Separate Account.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
2

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $177,598,952 in 2021, $183,467,748 in 2020 and $201,947,231 in 2019 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and generally 5% of all other Premiums paid.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Fitch, and negative for Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an
3

important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.lfg.com/public/aboutus/investorrelations/financialinformation/ratings.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise the Lincoln Life Flexible Premium Variable Life Account M, as of
4

December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
This Policy may be available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this Policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.
Assignment
While the Insured is living, you may assign your rights in the Policy. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you may need to obtain the consent of the assignee, in writing, for specific actions.
5

Transfer of Ownership
As long as the Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.
On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, except when we have received an agreement not to change the Beneficiary or you have assigned that right. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded. Any payment made or any action taken or allowed by us before we record the change of Beneficiary will be without prejudice to us.
If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the Fixed Account and choose to have all future Premium Payments allocated to the Fixed Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the Fixed Account.
Change of Plan
Your Policy may be exchanged for another Policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.
The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
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Deferment of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay a death benefit of no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay a death benefit of no more than the monthly charges paid for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the
7

investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2021 financial statements of the Separate Account and the December 31, 2021 consolidated financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.
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Prospectus 2

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company
Home Office Location:
1301 South Harrison Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln AssetEdge® VUL 2022-2, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This same individual Policy may also be made available for purchase by entities and businesses in instances for use on a multi-life basis when the Insured people share a common employment or business relationship. The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will be allowed in your Policy. All material state variations are discussed in this prospectus. However, non-material variations may not be discussed. You should refer to your Policy for these state-specific features. Please contact the Administrative Office or your registered representative regarding availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of certain funds. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which are available online at www.lfg.com/VULprospectus. More information about the fund can be found in Appendix A later in this prospectus.
The prospectus gives you information about the Policy that you should know before you decide to buy a Policy and make Premium Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference. All prospectuses and other shareholder reports will be made available on www.lfg.com/VULprospectus. If you wish to receive future shareholder reports in paper, free of charge, please call us at 1-800-487-1485, send an email request to CustServSupportTeam@lfg.com, or contact your registered representative. Your election to receive reports in paper will apply to all funds available under your Policy.
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Special Terms section.
If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review this prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply. Please note: A new investor does not include an ownership change and you should always refer to your Policy for more information.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2022

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SPECIAL TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Chronically Ill—Under the Lincoln LifeEnhance® Accelerated Benefits Rider/Lincoln LifeAssure® Accelerated Benefits Rider - The Insured has been certified within the preceding 12 months as being unable to perform (without substantial assistance) at least two activities of daily living for at least 90 consecutive days (i.e. bathing, continence, dressing, eating, toileting and transferring); or requires substantial supervision from another individual, and is in need of certain services (i.e. diagnostic, preventive, therapeutic, curing, treating mitigating and rehabilitative) for the remainder of the Insured’s life.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance rate.
Covered Services—Services that are eligible for reimbursement under the Lincoln Accelerated Death Benefit for Long-Term Care Services Rider.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted prior to payment of the Death Benefit Proceeds. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Debt—The sum of all outstanding loans and accrued interest. May also be referred to as Indebtedness in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Debt on Policy Loans). The Grace Notice will state the amount of Premium Payment (or payment of Debt on Policy Loans) that must be paid to avoid termination of your Policy.
Grace Period—The period during which you may make Premium Payments (or repay Debt) to prevent Policy Lapse. That period is the later of (a) 31 days after the Grace Notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.

3

Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Insured—The person on whose life the Policy is issued.
Licensed Health Care Practitioner—Under the Lincoln LifeEnhance® Accelerated Benefits Rider/Lincoln LifeAssure® Accelerated Benefits Rider - A physician, a registered professional nurse, licensed social worker, or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury. The health care practitioner must be acting within the scope of his/her license when providing written certification or written re-certification, must not be you, the Insured or you or the Insured’s immediate family and must be licensed in the United States.
Loan Account (Loan Collateral Account)—The account in which policy Debt accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Non-Guaranteed Elements (NGEs)—Any element within this Policy that affects the costs or values of the Policy and which may be changed at our discretion after this Policy is issued. NGEs include the Cost of Insurance rates, Mortality and Expense Risk (“M&E”) Charge, Premium Load, Monthly Administrative Fee, interest rate used to credit the Fixed Account, and Persistency Bonus Rate.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications—The pages of the Policy which show your benefits, Premium, costs, and other policy information.
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Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Accumulation Value less any applicable Surrender Charge, less Debt.
Terminally Ill—An illness or physical condition which results in a life expectancy of 12 months or less.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
5

Important Information You Should Consider About the Policy
An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	For a Full Surrender, for up to 14 years from the date of the Policy and up to 14 years from each increase in Specified Amount, you could pay a Surrender Charge of up to $56.82 (5.682%) per $1,000 of the Specified Amount.
	For example, if your Policy has a face amount of $100,000 and you surrender your Policy, you could be assessed a charge of up to $5,682.			• Policy Charges and Fees
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions, such as when you make a Premium Payment, transfer Policy Value between Sub-Accounts or exercise certain benefits.			• Policy Charges and Fees
Ongoing Fees and Expenses (annual charges)	• In addition to Surrender Charges and transaction charges, there are certain ongoing fees and expenses that are charged annually, monthly or daily.
• These fees include the Cost of Insurance Charge under the Policy, optional benefit charges, Administrative Fees, mortality and expense risk charges and Policy Loan interest.
• Certain fees are set based on characteristics of the Insured (e.g., age, gender, and rating classification). You should review your Policy Specifications page for rates applicable to you.
	• Owners will also bear expenses associated with the Underlying Funds under the Policy, as shown in the following table:			• Policy Charges and Fees
	Annual Fee	Minimum	Maximum
	Underlying Fund Fees and Expenses*	0.23%	1.34%
*As a percentage of Underlying Fund assets.
	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			• Principal Risks of Investing in the Policy
6

RISKS	Location in Prospectus
Not a Short-Term Investment	• This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
• Surrender Charges apply for up to 14 years from the Policy Date and up to 14 years from the date of any increase in your Specified Amount.
• Charges may reduce the value of your Policy and death benefit.
• Tax deferral is more beneficial to investors with a long-time horizon.	• Principal Risks of Investing in the Policy • Policy Charges and Fees
Risks Associated with Investment Options	• An investment in the Policy is subject to the risk of poor investment performance of the Underlying Funds.
• Each Underlying Fund (including a Fixed Account investment option) has its own unique risks. You should review each Underlying Fund’s prospectus before making an investment decision.	• Principal Risks of Investing in the Policy
Insurance Company Risks	• Any obligations, guarantees, and benefits of the contract are subject to the claims-paying ability of Lincoln Life. If Lincoln Life experiences financial distress, it may not be able to meet its obligations to you. More information about Lincoln Life, including its financial strength ratings, is available upon request from Lincoln Life or by visiting https://www.lfg.com/public/aboutus/investorrelations/financialinformation.
• You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/VULprospectus.	• Principal Risks of Investing in the Policy • Lincoln Life, the Separate Account and the General Account
Policy Lapse	• Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too small in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated.
• Outstanding Policy Loans (plus interest) and Partial Surrenders will increase the risk of lapse. The death benefit will not be paid if the Policy Lapsed.	• Principal Risks of Investing in the Policy • Lapse and Reinstatement
RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to charge for each transfer between Sub-Accounts in excess of 24 transfers per year.
• We reserve the right to close, add, substitute or remove Sub-Accounts as investment options under the Policy. An Underlying Fund may also be merged into another Underlying Fund.	• Transfer Fee • Sub-Account Availability and Substitution of Funds
7

	RESTRICTIONS	Location in Prospectus
Optional Benefits	• Riders may alter the benefits or charges in your Policy. Rider availability and benefits may vary by state of issue or selling broker-dealer and their election may have tax consequences. Riders may have restrictions or limitations, and we may modify or terminate a rider, as allowed. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders or Policy features.	• Riders
	TAXES	Location in Prospectus
Tax Implications	• You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	• There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).	• Tax Issues
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation	• Investment professionals typically receive compensation for selling the Policy to investors.
• Registered representatives may have a financial incentive to offer or recommend the Policy over another investment for which the investment professional is not compensated (or compensated less).
	• Registered representatives may be eligible for certain cash and non-cash benefits. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.	• Distribution of the Policies and Compensation
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	Change of Plan (located in the SAI)
Overview of the Policy
What is the purpose of the Policy?
Lincoln AssetEdge® VUL 2022-2 is a flexible premium variable life insurance policy. Its primary purpose is to provide Policy Owners with death benefit protection. In exchange for your Premium Payments, upon the death of
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the Insured, we will pay the Beneficiary a death benefit. For Policy Owners who need death benefit protection, the Policy can also be a helpful financial tool for financial and investment planning.
The Policy may not be appropriate if you do not have a long-term investment time horizon. Although Policy Owners have access to their money at any time, it is not intended for people who may need to make frequent withdrawals or access their money within a short time frame, as such withdrawals can reduce the level of death benefit protection.
When do I have to pay Premiums and how do they get invested?
After the initial minimum Premium Payment is made, there is no minimum Premium required except to keep the Policy in force. You may generally select and vary the frequency and the amount of any Premium Payments up to the Insured’s Attained Age of 121.
After we deduct the Premium Load from your Premium Payment, we allocate your Net Premium Payment at your direction among the Policy’s Sub-Accounts and/or Fixed Account. Please see Principal Risks of Investing in the Policy in the prospectus for more information. For monies allocated to the Sub-Account, we use your Premium Payments to purchase shares of funds that follow investment objectives similar to the investment objectives of the corresponding Sub-Account. We refer to these funds as “Underlying Funds,” and they are collectively known as the Elite Series. More information about the Underlying Funds is provided in an Appendix. Please see Appendix A: Funds Available Under the Policy. Comprehensive information on the funds may be found in the funds’ prospectuses which are available online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
Although Premium Payments are not required, from time to time, there may be insufficient value to cover the Policy’s Monthly Deductions. If this happens, a Premium Payment will be needed in order to ensure the Policy’s Surrender Value is sufficient to pay the Monthly Deductions. If a Premium Payment is not made, the Policy will lapse.
What are the primary features and options that the Policy Offers?
Death Benefit Protection. Upon the death of the Insured, we will pay your designated Beneficiary a death benefit while this Policy remains in force. See the Death Benefit section of this prospectus for more information.
Access to Policy Values through Surrenders and Withdrawals. You may request a Full Surrender of your Policy, and we will pay you its Surrender Value. You may also request a Partial Surrender, which is a portion of the Surrender Value. You may incur a Surrender Charge if you request a Full Surrender.
Loans. You may take a loan on the Policy, which is subject to interest.
Transfers. Generally, you may transfer funds among the Sub-Accounts and the Fixed Account. We also offer two automated transfer programs: Dollar Cost Averaging and Automatic Rebalancing. You may incur an additional fee for transfers in excess of 24 transfers in any policy year.
Tax Treatment. Variable life insurance policies have significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis until withdrawn, and transfers from one Sub-Account to another or to the Fixed Account generate no current taxable gain or loss. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or Partial Surrender if the Owner is under the age of 59½.
Additional Benefits. There are several additional benefits you may add to your Policy by way of riders, including benefits that accelerate the payment of your death benefit under certain circumstances or  help manage the risk of Policy Lapse. An additional charge may apply if you elect a rider. The riders available with this Policy are listed in the Riders section of this prospectus.
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Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications for information about the specific fees you will pay each year based on the options you have elected.
The fees shown in the tables below are the maximums we can charge.
Transaction Fees
The first table describes the fees and expenses that you will pay at the time that you buy your Policy, surrender or make withdrawals from your Policy, or transfer cash value between Sub-Accounts.
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	When you pay a Premium	As a percentage of the Premium Payment paid:
• 5% in all Policy Years
Premium Tax	When you pay a Premium	Up to 3% charge included in the Sales Charges included in the Premium (Load)[1]
Maximum Deferred Sales Charge (Load)*	When you take a Full Surrender or reduce the Specified Amount[2,3]	• Maximum charge: $56.82 (5.682%) per $1,000 of Specified Amount
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $36.60 per $1,000 of Specified Amount
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year	$25 for each additional transfer
*	Charge varies based on individual characteristics of the Insured. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
[3]	For up to 14 years from the Policy Date and up to 14 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 14 years from the Policy Date or up to 14 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.
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Periodic Charges Other than Annual Underlying Fund Fees and Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and operating expenses.
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk[1]:
• Maximum: $83.33333 per $1,000
• Minimum: $0.00000 per $1,000
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $0.21195 per $1,000
Mortality and Expense Risk Charge (“M&E”)	Monthly	Maximum Charge of 0.25%, effective annual rate, as a percentage of Separate Account value, calculated monthly
Administrative Fee*	Monthly	Maximum of $15, plus an additional amount up to a maximum of $5.33167 per $1,000 of Initial Specified Amount or increase in Specified Amount.[2]
Policy Loan Interest	Annually	As a percentage of amount held in the Loan Account.[3]
• 4%
Interest on Accelerated Benefit Lien	Annually	4%, as an annualized percentage of Accelerated Benefit up to Surrender Value.
Variable, as an annualized percentage of Accelerated Benefit exceeding Surrender Value.[4]
Overloan Protection Rider	Upon use of the benefit	One-time charge subject to a maximum of 3%, as a percentage of current Accumulation Value
Optional Benefit Charges
Basic Accelerated Benefits Riders[5]	Upon any payment of the rider benefit	$250, deducted from the benefit payment
Business Exec Enhanced Surrender Value Rider[6]	Monthly (in Policy Years 2-5 only)	A dollar amount per $1,000 of Initial Specified Amount
• Option 1: $0.0625
• Option 2: $0.1875
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Charge	When Charge is Deducted	Amount Deducted
Individual Exec Enhanced Surrender Value Rider[7]	Monthly (in Policy Years 2-5 only)	A dollar amount per $1,000 of Initial Specified Amount
Option 1: $0.0625
Option 2: $0.1875
Lincoln LifeEnhance® Accelerated Benefits Rider Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk or Rider Net Amount at Risk, as applicable:
• Maximum: $4.47 per $1,000[8]
• Minimum: $0.00 per $1,000
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $0.09418 per $1,000
Lincoln LifeAssure® Accelerated Benefits Rider	Upon any payment of the rider benefit	$250, deducted from the benefit payment
Long-Term Care Rider	Monthly	Administrative LTC Rider Fee for the first 10 Policy Years from the Policy Date
• Maximum: $0.017 per $1,000
• Minimum: $0.001 per $1,000
• Maximum Charge for a Representative Insured (male, age 45): $0.004 per $1,000
Plus a dollar amount per $1,000 of Rider Net Amount at Risk
• Maximum: $3.67655 per $1,000
• Minimum: $0.00094 per $1,000
• Maximum Charge for a Representative Insured (male, age 45, 2% Maximum Monthly LTC Benefit Percentage, in year one): $0.00465 per $1,000
Waiver of Monthly Deduction Rider[9]	Monthly	Rate factor as a percentage of all other covered monthly charges:
• Maximum: 12%
• Minimum: 2%
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco): 3.50%
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*	These charges and costs vary based on individual characteristics of the Insured. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would the charge be higher than the maximum amount shown in the table above.
[2]	The additional amount applies for the first 20 Policy Years from the Policy Date or any increase in Specified Amount, currently for the first 10 Policy Years. The additional amount varies based on individual characteristics. A monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount, the maximum additional amount is $5.33167 per $1,000, the minimum amount is $0.185 per $1,000, and the maximum charge for a representative Insured (male, age 45, standard non-tobacco) is $0.475 per $1,000.
[3]	Interest on Policy Loans accrues daily at an effective annual rate of 4% in years 1-10 and 3% thereafter. See the section headed “Policy Loans” for a more detailed discussion.
[4]	Under the basic Accelerated Benefits Riders, payments of benefits are considered as liens, which as described more fully in the section headed “Policy Loans”, are charged interest as shown in the Table above. Variable interest shall be at a rate not to exceed higher of (i) published monthly average of Moody's Corporate Bond Yield Average - Monthly Average Corporates (determined 30 days in advance of beginning of Policy Year) and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1%. Although deducted annually, interest accrues daily.
[5]	There are two versions of this rider, and the charge for each version of the rider is the same. See Riders section for detailed discussion of the terms of each rider, including that the payment of a benefit under either version of the Rider is considered a loan against the Policy.
[6]	This rider is optional if the Policy is applied for on an individual basis, but owned by a corporation or business. See section headed “Business Exec Enhanced Surrender Value Rider” in the Riders section of this prospectus for a detailed discussion.
[7]	This rider is optional if the Policy is applied for on an individual basis. See section headed “Individual Enhanced Surrender Value Rider ” in the Riders section of this prospectus for detailed discussion.
[8]	Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would the charge be higher than the maximum amount shown in the table above.
[9]	These charges and costs vary based on individual characteristics of the Insured. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. “Covered monthly charges” are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Policy. A complete list of Underlying Funds available under the Policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Policy.
Annual Fund Expenses	Minimum	Maximum
(expenses are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	0.23%	1.34%*
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*	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.23%. These waivers and reductions generally extend through April 30, 2023 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained online at www.lfg.com/VULprospectus or by calling 1-800-487-1485.
Principal Risks of Investing in the Policy
Fluctuating Investment Performance. A Sub-Account will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s and Underlying Fund’s objective and risk is found in this prospectus and in each Underlying Fund’s prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy’s Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account. Premium Payments and policy values allocated to the Fixed Account are held in the Company’s General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under other types of insurance policies and financial products. Obligations under these policies and financial products that are funded by our General Account include (1) the obligation to keep the policy and any riders in force when the policy value is below zero and a no-lapse guarantee is in effect; (2) the obligation to pay or accelerate Death Benefits that exceed the Separate Account Value; Payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all of the administrative services necessary in connection with the contracts (and bearing all of the associated expenses). Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company’s General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners’ obligations.
The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance company’s fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information, please see “Lincoln Life, The Separate Account and The General Account” or “Transfers” sections of this prospectus.
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Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, your Policy may include a No-Lapse Provision.
Your Policy may provide for up to a 20-Year No-Lapse period. If this provision is in effect and you pay the respective Premiums required by these provisions, your Policy will not enter the Grace Period and lapse during the applicable No-Lapse period even if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions. Once the No-Lapse period ends, if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions, your Policy may enter the Grace Period and lapse even if you pay the respective Premiums which you were required to pay during those periods. (See section headed “No-Lapse Provision” for more information about these provisions, including information about the death benefit payable.)
Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. There is no Surrender Charge assessed if you partially surrender your Policy; however a Surrender Charge will be assessed if you specifically request a Reduction in Specified Amount within the Surrender Charge period. (See the section headed “Surrender Charges” for a detailed discussion of when Surrender Charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse.
Tax Consequences. As noted in greater detail in the section headed “Tax Issues”, the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or withdrawal if the Owner is under the age of 59½.
Tax Treatment of Life Insurance Contracts. Your Policy is designed to qualify for the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy’s qualification as life insurance or may have other tax consequences.
Cyber-Security and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective
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operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
In addition to cyber-security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
COVID-19. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect us during 2021 and are expected to continue to adversely affect our business, results of operations and financial condition in 2022. The COVID-19 pandemic led to an extreme downturn in and volatility of the capital markets in the early part of 2020, record low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders and limitations on business activity. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. The ultimate impact on our business, results of operations and financial condition depends on the severity and duration of the COVID-19 pandemic and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict.
Lincoln Life, The Separate Account and The General Account
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.”
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Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation and interest is credited at a daily rate of 0.00272616% (equivalent to a compounded annual rate of 1%) or a higher rate determined by the Company. The current interest rate is shown on the Annual Statement.
Interest in the Fixed Account is not registered under the 1933 Act. The Fixed Account is not registered as an investment company under the 1940 Act. Disclosures in the prospectus regarding the Fixed Account are subject to certain generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of disclosures.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number
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listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/VULprospectus.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.30% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, Northern Lights Variable Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Securities Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and generally 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders, and the Premium amounts and timing; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash
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bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales incentives relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours
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and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the selection factors discussed above and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us may manage some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contract holders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable
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net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of Premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
Information regarding each Underlying Fund, including (i) its name; (ii) its objective; (iii) its investment advisor and any sub-investment advisers; (iv) its current expenses; and (v) and certain performance is available in Appendix A: Funds Available Under the Policy at the back of this prospectus. Comprehensive information on each Underlying Fund may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds are available by calling 1-800-487-1485, by emailing a request to CustServSupportTeam@lfg.com, or on-line at www.lfg.com/VULprospectus.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state or federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	Change the investment objective of the Separate Account;
•	Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	Deregister the Separate Account; or
•	Combine the Separate Account with another Separate Account.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.
We may close Sub-Accounts to Owners that purchase a new Policy after a specified date, and these Owners may not allocate Net Premium Payments or policy value to the closed Sub-Account. Owners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Sub-Account.
From time to time, certain of the Underlying Funds may merge with other funds. If a merger of an Underlying Fund occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Sub-Account may become unavailable due to the liquidation of its Underlying Fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any
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policy value in the liquidated Underlying Fund to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us unless otherwise instructed by you.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefits, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Pursuant to the terms of the Policy, certain of the charges described in the provisions below, while subject to guaranteed maximums, may or may not be changed from what we are charging at the time you purchase the Policy. The charges that are open to the possibility of change are referred to as “Non-Guaranteed Elements” or “NGEs” in the Policy. They include Cost of Insurance rates, M&E Charges, the Premium Load and Monthly Administrative Fee. Some things to know about these NGEs:
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a.	We will not make any changes to them in order to distribute past gains or recoup past losses;
b.	We are not obligated to make any adjustments to them, but may choose to do so in our sole discretion;
c:	Any change we make will be in consideration of future anticipated or emerging experience factors which may include, but are not limited to: mortality, interest rates, investment earnings, persistency, expenses (including reinsurance costs and taxes), policy funding, net amount at risk, loan utilization, capital requirements, and reserve requirements.
In doing our analysis of whether an adjustment should be made, we first determine which group or groups of policies should be considered together (called a “Redetermination Class”) in making our assessments. These Redetermination Classes may be different from those used when the Policy charges were first determined and different Redetermination Classes may be used when adjusting each NGE or when making adjustments at different points in time. Redetermination Classes will consist of policies with similar characteristics, which may include one or more of the following but are not limited to: Specified Amount, Policy Date, policy duration, Premiums paid, source of Premium, Policy ownership structure, underwriting type, sales distribution method, the Insured’s age, Gender, and Premium Classes, requested increases in Specified Amount, issue state, policy form, and the presence and attributes of Policy features and benefits and optional Riders. It is important to note that any change will apply consistently to all individuals of the same Redetermination Class.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets as described in the fund prospectus. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the value of each Sub-Account and the Fixed Account subject to the charge, unless you and we agree otherwise in writing. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted. However, we reserve the right to terminate or change this practice upon notice to you.
If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly Deduction, we will deduct the remaining Monthly Deduction pro rata from the Sub-Accounts which have value. The Monthly Deductions are made on the “Monthly Anniversary Day” (the Policy Date and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.
If the Surrender Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We reserve the right to change this charge, but guarantee it will not exceed 5% of each Premium Payment. The Premium Payment, net of the Premium Load, is called the “Net Premium Payment”.
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Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by Death Benefit Option, issue age, underwriting class, gender, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $56.82 (5.682%) per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is determined by Death Benefit Option, issue age, underwriting class and gender on the Policy Date or on the date of an increase in Specified Amount.
If, on the Policy Date (or date of increase in Specified Amount), the Death Benefit Option is:	The Surrender Charge Period as it relates to the Initial Specified Amount or any increase in Specified Amount is:
• Death Benefit Option 1	Up to 14 years
• Death Benefit Option 2	Up to 9 years
• Death Benefit Option 3	Up to 14 years
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the then current Accumulation Value less any Debt. All Surrender Charges decline to zero within 14 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount during the surrender charge period, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease is caused by a Partial Surrender.
B. For all other decreases, the charge will be calculated as 1) divided by 2) and then multiplied by 3), where:
1)	is the amount of the decrease;
2)	is the Initial Specified Amount; and
3)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient Surrender Value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the then current Accumulation Value less any Debt.
In addition, if your Policy includes the Business Exec Enhanced Surrender Value Rider or the Individual Exec Enhanced Surrender Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
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Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided with a supplement to your prospectus in the event that such a change is made.
Mortality and Expense Risk Charge
We may assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.25% in all Policy Years. We reserve the right to change this charge, but guarantee it will not exceed the maximum rate.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The monthly Cost of Insurance Charge is equal to A) multiplied by the result of B) minus C), where:
A) is the current cost of insurance rate as determined by the Company, which the Company may change subject to the Policy’s maximum rates;
B) is the death benefit at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor (1 plus 0.00082954), divided by 1,000; and
C) is the Accumulation Value at the beginning of the Policy Month after the deduction of the monthly Administrative Fee (as described below) but prior to the deduction for the monthly Cost of Insurance, divided by 1,000.
The Net Amount at Risk Discount Factor is the monthly equivalent of an effective annual rate of 1%.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Changes to the current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency, expenses (including, but not limited to, taxes and reinsurance), capital and reserve requirements. For this reason, the current cost of insurance rates may be less than the guaranteed maximum rates shown in the
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Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Because cost of insurance rates are subject to change, they are a NGE and are subject to adjustment as described in the discussion of NGEs and changes to NGEs in the first paragraph of Policy Charges and Fees, above. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in the “Periodic Charges Other Than Underlying Fund Operating Expenses” table in this prospectus.
Administrative Fee
There is a monthly Administrative Fee, (as shown in the “Periodic Charges Other Than Underlying Fund Operating Expenses” table of this prospectus and reflected as the “Guaranteed Maximum Monthly Administrative Fee” in the Policy Specifications), which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including but not limited to premium billing and collection, policy value calculation, confirmations, and periodic reports. It is calculated as A) plus B) where:
A) a flat Monthly Deduction of $15 during all Policy Years up to age 121, currently to age 100.
B) for the first 20 Policy Years from the Policy Date or increase in Specified Amount, currently for the first 10 Policy Years, a per $1,000 charge which varies with the Insured’s issue age, gender, death benefit option, and premium class. This charge will never exceed $5.33167 per month per $1,000 of Initial Specified Amount or increase in Specified Amount.
Policy Loan Interest
If you borrow against your Policy in the form a Fixed Loan, interest will be charged to the Loan Account Value. The annual effective interest rate is 4% in years 1 – 10, 3% thereafter. We will credit 3% interest on the Loan Account Value in all years. The amount of your Fixed Loan, plus any accrued but unpaid interest, equals your Debt.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Basic Accelerated Benefits Riders.  There is a flat charge of $250 (limited in certain states), which will be deducted from any benefit when paid.
Lincoln LifeEnhance® Accelerated Benefits Rider. If you elect this rider, there is a monthly Cost of Insurance Charge for this rider which will be part of the Monthly Deduction made under the Policy. The amount deducted each Policy Month will be calculated as (A) multiplied by (B) where:
(A)	is the applicable rate found in the “Guaranteed Maximum Cost of Insurance Rate Per $1,000 of Policy Net Amount at Risk or Rider Net Amount At Risk” table of rates shown on the Policy Specifications; and
(B)	is either i. or ii. noted below:
i.	For any Policy Month prior to acceleration of the death benefit, the Policy’s Net Amount at Risk divided by $1,000; or
ii.	Following acceleration of the death benefit, for any Policy Month in which benefits are not payable, the Rider’s Net Amount at Risk divided by $1,000.
The Rider’s Net Amount at Risk is equal to the Remaining Benefit Amount at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor shown on the Policy Specifications, minus the Policy’s Accumulation Value at the beginning of the Policy Month after the deduction of the monthly Administrative Fee shown in the Policy Specifications (see the “Periodic Charges Other Than Underlying Fund Operating Expenses” table of this prospectus) but prior to the deduction for the monthly Cost of Insurance.
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Each Policy Month you receive a Chronic Illness Monthly Benefit Amount or the Terminal Illness benefit, this rider’s Cost of Insurance will be waived.
Lincoln LifeAssure® Accelerated Benefits Rider. While there is no upfront charge for this rider, there is an administrative fee, shown on the Policy Specifications, which will be deducted from any benefit payment when paid but not to exceed $250.
Long-Term Care Rider. There is a monthly Long-Term Care (“LTC”) Rider charge which is based on: (a) this rider’s Cost of Insurance rates, which will not exceed the guaranteed maximum rates shown on your Policy Specifications (we reserve the right to charge less than the maximum rates on a current basis); (b) the amount of the LTC Specified Amount available for reimbursement on the date the charge is calculated (remaining LTC Benefit Pool); and (c) the Policy’s Accumulation Value at the beginning of the Policy Month after the deduction of the Policy’s Monthly Administrative Fee (Charges) but prior to the deduction of the Policy’s monthly Cost of Insurance, multiplied by the result of the remaining LTC Specified Amount divided by the Policy’s current Specified Amount. There is also a monthly Administrative LTC Rider Fee as shown on your Policy’s Specifications, which will not increase. The maximum charges are shown in the Periodic Charges Other Than Underlying Fund Fees and Operating Expenses table of this prospectus.
Business Exec Enhanced Surrender Value Rider.   There is a monthly charge during Policy Years 2 – 5 of $0.0625 per $1,000 of Initial Specified Amount for Option 1 and $0.1875 per $1,000 of Initial Specified Amount for Option 2.
Individual Exec Enhanced Surrender Value Rider.   There is a monthly charge during Policy Years 2 – 5 of $0.0625 per $1,000 of Initial Specified Amount for Option 1 and $0.1875 per $1,000 of Initial Specified Amount for Option 2.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge is 3% of the then current Accumulation Value.
Waiver of Monthly Deduction Rider.  The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the Insured. The maximum percentage is 12%. If you have elected this rider, a table of percentages appears on the rider pages in your Policy.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insured and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
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The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Administrative Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and may require an examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insured.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 15 and at most age 85, if the Policy is fully underwritten. Other age limits may apply if this Policy is not fully underwritten. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.
Owner
The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount, death benefit option, and death benefit qualification test;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
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You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely, request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the following:
If your Policy is issued in a state that provides for return of value, you are subject to the risk of market loss during the Right to Examine Period. Any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the sum of (i) the Accumulation Value less any Debt, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
If your Policy is issued in a state that requires return of Premium Payments, or you are 60 years old or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated among the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Debt; or (b) the sum of (i) the Accumulation Value less any Debt, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
If a Premium Payment was made by check, there may be a delay until the check clears.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than  $100,000 (other limits may apply when your Policy is not fully underwritten). This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any.)
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During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so. We reserve the right to waive these transfer restrictions from the Fixed Account at any time. Please contact your registered representative to determine if a waiver is currently in effect.
Requests for transfers must be made in writing, electronically, or by telephone if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the New York Stock Exchange (generally 4:00 pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the New York Stock Exchange may close before 4:00 pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
We reserve the right to change the terms and conditions of the “Transfers” section in response to changes in legal or regulatory requirements. Further, we reserve, at our sole discretion, the right to limit or modify transfers that may have an adverse effect on other Policy Owners. Transfer rights may be restricted in any manner or terminated until the beginning of the next Policy Year if we determine that your use of the transfer right may disadvantage other Policy Owners.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures
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(the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature”
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restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Account of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
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Other Benefits Available Under the Policy
In addition to the Death Benefit under the Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. More information about each rider follows the table.
Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Basic Accelerated Benefits Riders	Advances a portion of the death benefit upon Insured being Terminally Ill, critically ill or confined to a nursing home.	Optional	• Version 1: available at Policy purchase or anytime thereafter; Version 2: available at Policy purchase only.
• Availability is subject to underwriting criteria (including age and state of health).
• Terminal illness coverage is up to 50% of the death benefit.
• Nursing Home Confinement coverage is up to 40% of the death benefit.
• Terminal Illness coverage and Nursing Home Confinement coverage is subject to an overall maximum of $250,000.
• Version 2: critical illness coverage is 5% of the death benefit not to exceed $25,000 upon the occurrence of the first critical illness.
• The illness or confinement must meet conditions of the Rider to qualify for payments.
• Benefits received from this rider will terminate any other Accelerated Benefit rider.
Lincoln LifeEnhance® Accelerated Benefits Rider	Advances payment of up to 100% of the Original Benefit upon the occurrence of chronic or terminal illness.	Optional	• Available at Policy purchase only.
• Start of benefit payments will terminate the Business Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider, if applicable.
• Availability subject to underwriting criteria (including age and state of health) at time of Policy purchase only.
• The chronic illness or terminal Illness, must meet conditions of the Rider to qualify for payments.
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Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Lincoln LifeAssure® Accelerated Benefits Rider.	Advances up to 100% of the Original Benefit upon the occurrence of a chronic or terminal illness.	Optional	• Available at Policy purchase only.
• Start of benefit payments will terminate the Business Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider.
• Availability subject to underwriting criteria (including age and state of health) at time of Policy purchase only.
• The chronic or terminal illness, must meet conditions of the Rider to qualify for payments.
• Benefit payments received will be less than the amount accelerated because each payment is subject to a discount factor for early payment
Long-Term Care Rider	Provides monthly benefit payments for the reimbursement of expenses incurred by the Insured for Covered Services.	Optional	• Available at Policy purchase only.
• Start of benefit payments will terminate any other Accelerated Benefit Rider, Enhanced Surrender Value Rider and Individual Exec Enhanced Surrender Value Rider and Premium Reserve Rider.
• If you exercise any other Accelerated Benefit Rider or the Overloan Protection Rider, this rider will terminate.
• Amounts we reimburse are subject to a monthly maximum dollar amount that can be accelerated each Policy Month.
• Availability is subject to underwriting criteria (including age and state of health) at time of Policy purchase only.
• The long-term care services must meet conditions of the Rider to qualify for reimbursement.
Change of Insured Rider	Permits a change in the person who is Insured under the Policy.	Optional	• Available at Policy purchase or until the attained age of 65.
• Benefit ceases to be available on the contract anniversary nearest to the current Insured’s 65th birthday.
• The new Insured is subject to underwriting requirements.
• Policy value requirements apply.
• Policy charges applicable to the new Insured may differ from charges applicable to the current Insured.
• Any change in Insured is a taxable event.
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Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Business Exec Enhanced Surrender Value Rider	Provides an Enhanced Surrender Value for your Policy if fully surrendered during the Exec Enhanced Surrender Value Period. It may also provide a credit for a portion of the monthly Administrative Fees during this period depending on the Rider option elected.	Optional	• Available at Policy purchase only. • Availability is subject to underwriting criteria.
Individual Exec Enhanced Surrender Value Rider	Provides an Enhanced Surrender Value for your Policy if fully surrendered during the Exec Enhanced Surrender Value Period. It may also provide a credit for a portion of the monthly Administrative Fees during this period depending on the Rider option elected.	Optional	• Available at Policy purchase only. • Availability is subject to underwriting criteria.
Overloan Protection Rider	Provides that your Policy will not lapse solely based on Debt exceeding the Surrender Value.	Standard	• Automatically issued at Policy purchase if Guideline Premium Test is chosen. Not available if Cash Value Accumulation Test is chosen.
• Once you exercise the benefit, the following changes will be made to your Policy:
• We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount.
• All other riders will be terminated.
• No additional Monthly Deductions will be taken.
• The Separate Account Value will be transferred to the Fixed Account.
• The Policy will become paid-up insurance (i.e. no further payment will be required).
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Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Waiver of Monthly Deduction Rider	Waives monthly deductions during periods of total disability.	Optional	• Available at Policy purchase only. • The disability must meet conditions and commence prior to the Policy Anniversary nearest the Insured’s 65th birthday to qualify for payments.
Dollar Cost Averaging	An investment strategy that divides up the total amount to be invested in one or more sub accounts over a specified period of time. This averages the purchase cost of the assets over time and helps to reduce the potential impact of market volatility.	Optional	• Available at Policy issue or any time after Policy issue by contacting our Administrative Office.
• You may select a quarterly, semi-annual or annual basis.
• Transfers from the Fixed Account can only be elected at the time your Policy is issued.
• Systematically transfers amounts from the money market Sub-Account or on a limited basis from the Fixed Account.
• Automatically terminates under certain conditions.
Automatic Rebalancing	To periodically restore sub account exposure to a pre-determined level selected by the policyholder to reduce potential risk of exposure to market volatility.	Optional	• Available at Policy issue or any time after Policy issue by contacting our Administrative Office.
• You may select a quarterly, semi-annual or annual basis.
• The Fixed Account is not subject to rebalancing.
• May be elected, terminated, or the allocation may be changed at any time.
Basic Accelerated Benefits Riders.  There are two basic Accelerated Benefits Riders. The availability of the riders is based upon the Insured meeting our underwriting criteria (including the Insured's age and the state of the Insured's health at the time of your application), which will determine which, if any, form of rider will be issued to you. If the Insured meets our underwriting requirements and if you apply for the riders at the same time as you apply for your Policy, you will be issued the second version of the rider (as described below). If the Insured does not meet our underwriting requirements (or you do not apply for the riders when you apply for your Policy), you will be issued the first version of the rider that is described below. There is a charge for these riders of $250 (limited in certain states), which will be deducted from any benefit when paid. A benefit payable under either form of rider (the “Accelerated Benefits”) will be considered as a lien against your Policy for the amount of the Accelerated Benefit paid, and the lien will be considered as a Policy Loan and will be charged interest. (See section headed “Policy Loans”.) As the benefit paid is a lien, you may, if you wish, repay any part (but not less than $25) or all of the amount paid. The amount of any lien outstanding at the time of the death of the Insured will be deducted from the death benefit otherwise payable. In certain states, the availability of the riders, and the benefits available thereunder, are limited; please consult with your registered representative as to availability and benefits.
One version of this rider pays a portion of the death benefit upon occurrence of Terminal Illness (defined by the rider as when the Insured's life expectancy is reduced to less than 12 months) or Nursing Home Confinement (defined by the rider as the Insured being confined to a qualifying nursing home for the balance of life), subject to the terms of the rider. This version of the rider will pay 50% of the death benefit for Terminal Illness and 40% of the death benefit for Nursing Home Confinement, subject to an overall maximum of $250,000 on all policies in force with us, in accordance with the terms of the rider. You may apply for this rider either at the time your application for
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the Policy is made or at any time thereafter. Our underwriting rules in effect at the time you apply will determine whether the rider will be issued.
The second version of this rider, which must be applied for at the time you apply for your Policy, in addition to paying the same portion of the death benefit upon the occurrence of Terminal Illness or Nursing Home Confinement (as discussed above), also may pay a portion of the death benefit upon critical illness or a condition specified in the rider. The illnesses which qualify are detailed in the rider and generally include, but are not limited to, heart attack (myocardial infarction) and life threatening cancer. In the instance of critical illness, the portion of the death benefit payable is 5% (not to exceed a total of $25,000) upon the occurrence of the first critical illness covered by the rider.
To receive a benefit, you must contact us and let us know which benefit you are requesting and the benefit amount (subject to maximum limits) you would like. We will let you know what physician’s certification or other requirements you must submit. If you request less than the maximum benefit, you may later apply for the balance of the benefit. For example, if the Insured is confined to a qualifying nursing home for the balance of life, and your only policy with us covering that Insured has a $100,000 death benefit, you could request up to 40% or $40,000, and if the Insured is later diagnosed with a medical condition resulting in a less than 12 month life expectancy, you may request an additional 10% (for a total benefit of 50%) or $10,000 (for a total benefit of $50,000). Because the benefit payable creates a lien on the Policy, the maximum amount of your benefit may also be restricted (or no benefit may be payable) if you have an outstanding Policy Loan or if the Policy has been assigned to a third party. Benefits paid under the rider may restrict your ability to request future Policy Loans.
Lincoln LifeEnhance® Accelerated Benefits Rider. The availability of this rider is based upon the Insured meeting our underwriting criteria (including the Insured’s age, gender and the state of the Insured’s health at the time of your application). You must apply for this rider at the time you apply for your Policy. Charges for this rider, if elected, are part of the Monthly Deductions.
This rider provides for the acceleration of up to 100% of the Original Benefit Amount, as determined below, upon occurrence of a Qualifying Event provided all of the terms and conditions of this rider have been met. There are two Qualifying Events: (1) the Insured is certified as Chronically Ill as defined in the rider; or (2) the Insured is certified as Terminally Ill as defined in the rider.
Depending on which Qualifying Event occurs and the benefit payment option you have chosen, the Original Benefit Amount will be determined as follows, assuming all the Conditions for Eligibility for Benefit Payments, also described below, have been satisfied:
A.	For Chronic Illness where you have elected to receive benefits in a one-time lump sum and have met all Conditions for Eligibility of Benefit Payments:
•	the Policy’s Death Benefit Proceeds, without reduction by an outstanding Debt, (the “Gross Death Benefit Proceeds”).
B.	For Chronic Illness where you have elected to receive Monthly Benefit Amounts or where you elect to receive the Terminal Illness benefit and have met all Conditions for Eligibility for Benefit Payments:
•	the Gross Death Benefit Proceeds after a (required) change to Death Benefit Option 1.
You are eligible to receive an Accelerated Benefit payment if the Policy and this rider are in force and the Insured is living when all of the following requirements (the “Conditions for Eligibility for Benefit Payment”) are met:
1.	Our receipt and approval of the following documentation provided by you:
a.	For Chronic Illness, Written Certification or Written Re-certification that the Insured is a Chronically Ill individual; or
b.	For Terminal Illness, a Terminally Ill Certification that the Insured is Terminally Ill; and
c.	A written consent to make such payment from any assignee of record named under the Policy or any irrevocable Beneficiary named under the Policy; and
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2.	We complete, at our discretion and expense, a personal interview with, and an assessment of, the Insured, including examination or tests by a “Licensed Health Care Practitioner” of our choice; and our receipt of copies of any relevant medical records from a health care provider involved in the Insured’s care. A Licensed Health Care Practitioner is a physician, as defined in Section 1861(r)(1) of the Social Security Act, a registered professional nurse, licensed social worker, or other individual who meets such requirements as may be prescribed by the United States Secretary of Treasury, or qualifications to our satisfaction.
The Original Benefit Amount will be reduced by any benefit payments made. The balance remaining is the “Remaining Benefit Amount”. There is no waiting period to receive a benefit under this rider once all Conditions for Eligibility for Benefit Payments have been satisfied and benefits will be paid retroactively to the date of our receipt of all documentation provided by you that is necessary to satisfy all Conditions for Eligibility for Benefit Payments. Furthermore, we do not require proof of incurred expenses for you to receive benefits under this rider. This rider’s benefits will only be paid to the Owner of the Policy and will only be paid by check or other method made available by us. Any benefit to be paid is subject to the “Incontestability” provision of the Policy.
The benefit payment options available to you under this rider are as follows:
(1)	For a Chronic Illness Qualifying Event
You may elect to receive the benefit as either (a) Monthly Benefit Amounts or (b) a one-time lump sum payment.
(a)	Monthly Benefit Amounts - Provided all Conditions for Eligibility for Benefit Payments have been satisfied, you may elect to receive accelerated monthly benefit payments (the “Monthly Benefit Amount”) without losing the option of electing a one-time lump sum payment of the Remaining Benefit Amount.
For each Benefit Period, defined below, in which you qualify to receive benefits, you may elect a Monthly Benefit Amount equal to or greater than the Minimum Monthly Benefit but not exceeding the Maximum Monthly Benefit. Both of these amounts are shown on the Policy Specifications. Please note that the Monthly Benefit Amount is not cumulative. The entire Maximum Monthly Benefit may be taken, but if not, the remaining portion cannot be added to future payments. By electing an amount less than the Maximum Monthly Benefit, the amount of the Original Benefit Amount available for later benefit payments (the “Remaining Benefit Amount” as noted above) will be reduced more slowly; however, you should consider that you may or may not re-qualify for future “Written Re-certifications”. A “Written Certification” is the Written Certification that we must receive and approve prior to the start of each Benefit Period following the initial Benefit Period in order for you to be eligible for Chronic Illness Monthly Benefit Amounts, provided all other Conditions for Eligibility for Benefit Payments are met. “Written Certification” is the documentation required, in a form satisfactory to us, certifying that the Insured is Chronically Ill as defined in the rider and providing certain other information with respect to the Insured’s ongoing health service needs. A “Benefit Period” is a period of time not to exceed twelve consecutive months. Each such period begins on the Monthly Anniversary Day after we receive all documentation provided by you necessary to satisfy all Conditions for Eligibility for Benefit Payments. A new Benefit Period will begin no earlier than the end of the current Benefit Period.
The largest amount that may be elected is the Maximum Monthly Benefit. As shown on the Policy Specifications, the Maximum Monthly Benefit may not exceed the lesser of the shown percentage of the Original Benefit Amount or the monthly equivalent of the Per Diem Limit (which is set annually on January 1 by the Internal Revenue Service.) At the time of claim and for each subsequent Benefit Period, we will notify you of your Maximum Monthly Benefit.
Sixty (60) days prior to the end of each Benefit Period, we will send you documentation for Written Re-certification. As part of this documentation, if your Maximum Monthly Benefit is based on the Per Diem Limit and the Per Diem Limit increases, we will provide you with an adjusted Maximum Monthly Benefit. If your Maximum Monthly Benefit is based on the Per Diem Limit, the Maximum Monthly Benefit in this documentation will be based on a 30 day Policy Month. If you elect the Maximum Monthly Benefit, the actual amount you receive will be adjusted based on the number of days in each Policy Month.
Chronic Illness Monthly Benefit Amounts will end when any of the following occur:
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(1)	the Insured fails to meet any one of the Conditions for Eligibility for Benefit Payments;
(2)	you notify us to discontinue Monthly Benefit Amount payments; or
(3)	this rider terminates.
In the event you request that we discontinue Monthly Benefit Amount payments and then, at a later date, you desire to begin a new Benefit Period, we will allow you to do so provided all of the Conditions for Eligibility for Benefit Payments are met.
(b) One-Time Lump Sum - If you elect a one-time lump sum payment, the Remaining Benefit Amount will be multiplied by the then applicable Chronic Illness one-time lump sum actuarial discount factor when determining the amount of the payment (as described in the discussion of actuarial discount factors below). The payment of a one-time lump sum will cause termination of both this rider and the Policy.
(2)	For a Terminal Illness Qualifying Event
The maximum Terminal Illness benefit payment will be the lesser of 1) 50% of the Remaining Benefit Amount; or 2) $250,000. Note: This benefit will only be paid once and will be paid as a lump sum, if you elect less than the maximum benefit, the remainder will not be available at a later date. The amount accelerated will be greater than the Terminal Illness benefit payment and will be determined by dividing the requested benefit payment by the applicable Terminal Illness actuarial discount factor discussed below. The amount accelerated will not be allowed to exceed the Remaining Benefit Amount.
As described above, a Chronic Illness one-time lump sum actuarial discount factor will be applied to the Chronic Illness one-time lump sum and a Terminal Illness actuarial discount factor will be applied to the Terminal Illness amount accelerated. These actuarial discount factors reflect the early payment of benefits available under the Policy. The actuarial discount factor used will be based on a mortality assumption and an interest rate which has been declared by us in effect on the date the benefit payment is determined. The maximum interest rate used shall not exceed the greater of:
a)	the current yield on 90 day treasury bills available on the date the benefit payment is determined; or
b)	the current Maximum Statutory Adjustable Policy Loan Interest Rate (the highest variable interest rate permitted under state law) in effect on the date the benefit payment is determined. This maximum rate will not be more than the higher of the following:
(1)	The published monthly average (defined below) for the calendar month ending 2 months before the date on which the rate is determined; or
(2)	The rate used to compute the Fixed Account under the Policy for that year plus 1 percent.
The published monthly average referred to above is defined as:
(a)	Moody's Corporate Bond Yield Average - Monthly Average Corporates as published by Moody's Investors Service, Inc., or any successor thereto; or
(b)	In the event that Moody's Corporate Bond Yield Average - Monthly Average Corporates is no longer published, a substantially similar average, established by regulation, or other method, issued by the Insurance Department of the state or other jurisdiction where the Policy is delivered.
Please note that, subject to meeting all Conditions for Eligibility for Benefit Payments, defined below, you may elect to receive Accelerated Benefits as follows:
(a)	Chronic Illness in Monthly Benefit Amounts and then at a later date elect the Chronic Illness one-time lump sum payment; or
(b)	Chronic Illness Monthly Benefit Amounts and then at a later date elect to receive the Terminal Illness benefit. In the same Policy Month, you may receive both a Chronic Illness Monthly Benefit Amount and the Terminal Illness benefit; or
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(c)	Chronic Illness Monthly Benefit Amounts, then at a later date elect to receive the Terminal Illness benefit and finally receive the Chronic Illness one-time lump sum payment; or
(d)	Terminal Illness benefit and then at a later date elect to receive a Chronic Illness benefit in either Monthly Benefit Amounts or the one-time lump sum payment, or both.
Any Chronic Illness Monthly Benefit Amount or Terminal Illness benefit paid under this rider will be first used to repay a portion of any outstanding Debt under the Policy. The portion to be repaid will be determined by the product of the following:
[A / B] * C where:
A = is Debt;
B = is the Remaining Benefit Amount immediately prior to a benefit payment; and
C = is either i. or ii. noted below, depending on the Qualifying Event:
i.	the Chronic Illness Monthly Benefit Amount; or
ii.	the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor.
If there is value in the Loan Account, the Loan Account will be reduced by the amount of the reduction in the benefit payment due to the repayment of Debt.
If the Chronic Illness one-time lump sum benefit payment is elected, the benefit payment will be reduced by any outstanding Debt under the Policy.
It’s important to note that if any of the following riders are attached to your Policy, this rider may have an impact on any benefits provided under such rider.
Waiver of Monthly Deduction Rider: If the Insured is on Total Disability as provided under any Waiver of Monthly Deduction Rider, we will continue to waive the Monthly Deductions falling due under the Policy once payment of an Accelerated Benefit begins under this rider.
Business and Individual Exec Enhanced Surrender Value Riders: Once payment of an Accelerated Benefit under this rider begins, the Business and/or Individual Exec Enhanced Surrender Value Rider will terminate.
Benefit payments under this rider will reduce certain policy and rider values by multiplying such values by a Reduction Ratio noted below. The values that will be reduced are as follows:
1.	Specified Amount;
2.	The Fixed Account Value and/or the value of the Sub-Account(s) will be reduced in the same proportion as the balances are invested in such account(s).
Any reduction will occur on the Monthly Anniversary Day prior to the Monthly Deduction. The proportion by which the above values will be reduced will be based on a Reduction Ratio, determined as follows:
A.	Chronic Illness Benefit Payments:
Each Monthly Benefit Amount will reduce the above values by a Reduction Ratio of (b-a)/b where:
a = is the Monthly Benefit Amount, and
b = is the Remaining Benefit Amount immediately prior to a benefit payment.
B.	Terminal Illness Benefit Payment:
The payment of a Terminal Illness benefit will reduce the above values by a Reduction Ratio of (b-a)/b where:
a = is the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor, and
b = is the Remaining Benefit Amount immediately prior to the benefit payment.
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Additional terms to consider:
For each Policy Month you receive a rider benefit payment, we will send you a monthly report showing the change in current values under your Policy.
If a Death Benefit Option other than Death Benefit Option 1 (Level) is in effect, the Death Benefit Option will be changed to Death Benefit Option 1 (Level) prior to the first benefit payment. No further Death Benefit Option changes are permitted.
The Surrender Charges as shown on the Policy Specifications will be waived.
If the Policy includes a No-Lapse Provision, the provision will terminate.
If there is any Premium in a premium deposit fund, this Premium will be returned to you and will be treated as a normal return of Premium and not as a benefit payment under this rider. If we return any accrued interest with the Premium amount, the interest will be reported as taxable income to you.
You may not make a change in Specified Amount, a change in the Insured’s premium class as shown on this rider’s Policy Specifications, or add rider benefits or increase the amount of rider benefits.
Further, we reserve the right to transfer all value of each Sub-Account(s) to the Fixed Account.
If the death of the Insured occurs prior to the date you satisfy all Conditions for Eligibility for Benefit Payments, we will pay the Death Benefit Proceeds. If the death of the Insured occurs while benefits are being received under this rider, we will pay the Death Benefit Proceeds, which may be less than the Remaining Benefit Amount, and the Death Benefit Proceeds will be reduced by any decrease in the remaining Benefit Amount after the date of the Insured’s death.
This rider provides for Monthly Deductions to be waived in the event you are receiving or have received Chronic Illness Monthly Benefits or a Terminal Illness Benefit. Once benefit payments begin, the Policy’s Monthly Deductions will continue until the Policy’s Surrender Value is reduced to an amount insufficient to pay the Monthly Deduction. After this occurs, the Policy will not lapse as long as this rider is in force. We will stop billing you and will not allow Premium Payments unless otherwise agreed to by you and us. However, we will continue to accept loan repayments.
It is important to note that this rider does not provide an Accelerated Benefit for Chronic Illness or Terminal Illness resulting from:
1.	Intentionally self-inflicted injury or attempted suicide, while sane or insane;
2.	Any act or incident of insurrection or war, declared or undeclared;
3.	The Insured’s participation in, or attempting to participate in, a felony, riot, or insurrection; or
4.	Alcoholism or drug addiction.
You may reinstate this rider as part of your Policy if the Policy is terminated and reinstated. Such reinstatement will be subject to satisfactory evidence of insurability and all other terms and conditions of the Policy to which it is attached.
This rider and all rights provided under it will terminate automatically upon whichever of the following occurs first:
1.	The date you request in writing to terminate this rider;
2.	The Policy’s Specified Amount exceeds the Specified Amount Limit as shown on the Policy Specifications;
3.	The receipt of a Chronic Illness one-time lump sum payment which will cause the termination of both this rider and the Policy to which it is attached;
4.	The Remaining Benefit Amount is reduced to zero which will cause the termination of both this rider and the Policy to which it is attached;
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5.	Termination of the Policy; or
6.	The death of the Insured which will cause Death Benefit Proceeds to become payable under the Policy.
In addition, if you have received an Accelerated Benefit payment, this rider will terminate on the earliest of the following:
1.	The date you take a Partial Surrender under the Policy; or
2.	The date you take a loan under the Policy.
Lincoln LifeAssure® Accelerated Benefits Rider. The availability of this rider is based upon the Insured meeting our underwriting criteria (including the Insured’s age, gender, and the state of the Insured’s health at the time of your application.) You must apply for this rider at the time you apply for your Policy. While there is no charge for the rider, there is an administrative fee charged at the time of each benefit payment.
This rider provides for the acceleration of up to 100% of the Original Benefit Amount, which is the lesser of the Specified Amount or the Lifetime Maximum Limit as shown on your Policy Specifications, upon occurrence of a Qualifying Event provided all of the terms and conditions of this Rider have been met. There are two Qualifying Events, described below: (1) the Insured is certified as Chronically Ill as defined in the rider; or (2) the Insured is certified as Terminally Ill as defined in the rider. Note: The amount accelerated will be subject to a discount factor for early payment of benefits. Benefit payments received will be less than the amount accelerated.
There is no waiting period to receive a benefit under this rider once all Conditions for Eligibility for Benefit Payments, described below, have been satisfied. The benefit payment is payable immediately on the date we approved all documentation necessary to satisfy the Conditions for Eligibility for Benefit Payments. Furthermore, we do not require proof of incurred expenses for you to receive benefits under this rider. This rider’s benefits will be paid to the Owner or Owner’s estate while the Insured is living, unless the benefit has been otherwise assigned or designated by the Owner. This rider’s benefits will only be paid by check or other method made available by us. Any benefit requested during the Policy’s contestable period is subject to the “Incontestability” provision of the Policy.
Concurrent with your election to accelerate the death benefit, you and any irrevocable beneficiary will be given a statement demonstrating the effect of the acceleration of death benefits on the Accumulation Value, Specified Amount, premium, Surrender Value, Cost of Insurance charges, and loans. You will be given an additional statement with each benefit payment demonstrating the effect of the acceleration of death benefits on the above noted values.
Benefit Payment Options
A.	For a Chronic Illness Qualifying Event
Please note that this benefit will be paid as an annual lump sum. You cannot receive payment of more than one Chronic Illness benefit per Benefit Period (a period of time equal to twelve consecutive months). We must receive and approve a written certification prior to the start of any Benefit Period in order for you to be eligible to receive a Chronic Illness benefit payment, provided all other Conditions for Eligibility for Benefit Payments are met.
The amount accelerated will be greater than the Chronic Illness benefit payment and will be determined by dividing the requested benefit payment (subject to the minimum and maximum described below), by the applicable Chronic Illness actuarial discount factor. The amount accelerated will not be allowed to exceed the Remaining Benefit Amount, which is an amount equal to the Original Benefit Amount adjusted by subtracting the amount of all Chronic Illness benefits paid divided by the applicable Chronic Illness actuarial discount factor, and subtracting the Terminal Illness benefit paid divided by the Terminal Illness actuarial discount factor.
There is a minimum Chronic Illness benefit that may be made. The minimum payment will be the least of:
1.	$50,000;
2.	5% of the Original Benefit Amount multiplied by the applicable actuarial discount factor; or
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3.	the balance of the Remaining Benefit Amount multiplied by the applicable Chronic Illness actuarial discount factor.
There is a maximum Chronic Illness benefit payment that may be made. The maximum payment will be the least of:
1.	an amount equal to the annual equivalent of the Per Diem Limit (Per Diem Limit is established annually by the Internal Revenue Service);
2.	25% of the Original Benefit Amount multiplied by the applicable actuarial discount factor; or
3.	the balance of the Remaining Benefit Amount multiplied by the applicable Chronic Illness actuarial discount factor.
B.	For a Terminal Illness Qualifying Event
The maximum Terminal Illness benefit payment will be the lesser of the following:
1.	50% of the Remaining Benefit Amount; or
2.	$250,000
Note: This benefit will only be paid once and will be paid as a lump sum. If you request less than the maximum benefit, the remainder will not be available at a later date. The amount accelerated will be greater than the Terminal Illness benefit payment and will be determined by dividing the requested benefit payment by the applicable Terminal Illness actuarial discount factor. The amount accelerated will not be allowed to exceed the Remaining Benefit Amount.
Conditions for Eligibility for Benefit Payments: You are eligible to receive an accelerated death benefit payment if the Policy and this Rider are in force when all of the following requirements are met:
1.	Our receipt and approval of the following documentation provided by you:
a.	Certification of either:
i.	For Chronic Illness, Written Certification by a Licensed Health Care Practitioner, independent of us, that the Insured is a Chronically Ill individual; or
ii.	For Terminal Illness, Terminally Ill Certification by a Physician that the Insured is Terminally Ill.
b.	A written consent to make such payment from any assignee of record named under the Policy or any Irrevocable Beneficiary named under the Policy.
2.	We complete, at our discretion and expense, a personal interview with, and an assessment of, the Insured, including examination or tests by a Licensed Health Care Practitioner or Physician of our choice for the Chronic Illness Qualifying Event or for the Terminal Illness Qualifying Event; and our receipt of copies of any relevant medical records from any health care provider involved in the Insured’s care. A Licensed Health Care Practitioner is a Physician, as defined in Section 1861(r)(1) of the Social Security Act, a registered professional nurse, licensed social worker, or other individual who meets such requirements as may be prescribed by the Secretary of Treasury, or qualifications to our satisfaction. If there is a difference in opinion between the Insured's Licensed Health Care Practitioner/Physician and our Licensed Health Care Practitioner/Physician, we will require that a third opinion be obtained from a Licensed Health Care Practitioner/Physician acceptable to us and you. This opinion will be at our expense and will be mutually binding; and
3.	The Insured is living at the time all of the above requirements are met.
Payment of an accelerated death benefit is due immediately on the date we approve all documentation necessary to satisfy the Conditions for Eligibility for Benefit Payments.
Benefit Requests: Subject to meeting all Conditions for Eligibility for Benefit Payments, you may request to receive accelerated death benefits under multiple Qualifying Events as follows:
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1.	A Chronic Illness benefit and then at a later date request to receive the Terminal Illness benefit. In the same Policy Month, you may receive both a Chronic Illness benefit and the Terminal Illness benefit; or
2.	The Terminal Illness benefit and then at a later date request to receive a Chronic Illness benefit.
Actuarial Discount Factors: A Chronic Illness actuarial discount factor will be applied to each Chronic Illness amount accelerated and a Terminal Illness actuarial discount factor will be applied to the Terminal Illness amount accelerated. Actuarial discount factors reflect the early payment of benefits available under the Policy. The actuarial discount factor used will be based on a mortality assumption and an interest rate which has been declared by us in effect on the date the benefit payment is determined. The maximum interest rate used shall not exceed the greater of:
1.	the current yield on 90 day treasury bills available on the date the benefit payment is determined; or
2.	the current Maximum Statutory Adjustable Policy Loan Interest Rate (as determined by Moody’s Corporate Bond Yield Average or similar method) in effect on the date the benefit payment is determined.
Benefit Periods for Chronic Illness Benefit Payments: Any Chronic Illness benefit payment will be paid to you at the start of a Benefit Period, which is no later than the first Monthly Anniversary Day following the date we approved all documentation necessary to satisfy all Conditions for Eligibility for Benefit Payments.
We will not automatically send documentation to you for written certification to begin a new Benefit Period.  A new Benefit Period may be requested during a current Benefit Period.  However, a new Benefit Period will begin no earlier than the end of the current Benefit Period. A new Benefit Period will begin provided the following requirements are met:
1.	this Rider is In Force;
2.	you Request a Chronic Illness benefit payment after the current Benefit Period has ended; and
3.	we receive and approve all documentation necessary to satisfy all Conditions for Eligibility for Benefit Payments.
Reduction in Benefit Payment Due to Debt: Any Chronic Illness benefit or Terminal Illness benefit paid under this Rider will be first used to repay a portion of any outstanding Debt under the Policy. (Debt may also be referred to as Debt in the Policy.) The portion to be repaid will be determined by the product of the following:
[A / B] * C where:
A.	is Debt;
B.	is the current Specified Amount immediately prior to a benefit payment; and
C.	is either i. or ii. noted below depending on the Qualifying Event:
i.	the Chronic Illness benefit payment divided by the applicable Chronic Illness actuarial discount factor; or
ii.	the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor.
If there is value in the Loan Account, the Loan Account will be reduced by the amount of the reduction in the benefit payment due to the repayment of Debt.
It’s important to note that this Lincoln LifeAssure® Accelerated Benefits Rider may have an impact on any benefits provided under the following riders:
Waiver of Monthly Deduction Rider: If the Insured is on Total Disability as provided and defined under any Waiver of Monthly Deduction Rider, we will continue to waive the monthly deductions falling due under the Policy once payment of an accelerated death benefit begins under this Rider subject to the Insured’s continued Total Disability.
Business and Individual Exec Enhanced Surrender Value Riders: Once payment of an accelerated death benefit under this rider begins, the Business and/or Individual Exec Enhanced Surrender Value Rider will terminate.
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Benefit payments will reduce certain values of your Policy and other riders by multiplying such values by a reduction ratio. The values that will be reduced are the following:
1.	Specified Amount;
2.	The Fixed Account Value and/or the value of the Sub-Account(s) will be reduced in the same proportion as the balances are invested in such account(s).
Debt will be reduced as noted in the “Reduction in Benefit Payment” provision. Any reduction in policy values and rider values will occur on the Monthly Anniversary Day prior to the Monthly Deduction. The proportion by which the above values will be reduced will be based on a Reduction Ratio, determined as follows:
Chronic Illness Benefit Payments: Each Chronic Illness benefit payment will reduce the above values, in each case, to an amount determined by multiplying each value by a Reduction Ratio of (B-A)/B where:
A.	is the Chronic Illness benefit payment divided by the applicable Chronic Illness actuarial discount factor, and
B.	is the current Specified Amount immediately prior to a benefit payment.
Terminal Illness Benefit Payment: The payment of the Terminal Illness benefit payment will reduce the above values, in each case, to an amount determined by multiplying each value by a Reduction Ratio of (B-A)/B where:
A.	is the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor, and
B.	is the current Specified Amount immediately prior to the benefit payment.
Effect of the first request for an accelerated death benefit payment: If the death of the Insured occurs after the Owner requests to receive accelerated death benefits but before any such benefits are received, the request shall be cancelled and the Death Benefit Proceeds will be paid pursuant to the Policy.
Effect on Policy and Riders after the first accelerated death benefit payment: Each accelerated death benefit payment will reduce the Specified Amount used to determine the Policy’s Cost of Insurance. As a result, the Cost of Insurance and any Premiums necessary to keep the Policy in force will change.
Each accelerated death benefit payment will reduce the No-Lapse Premium required to satisfy the terms of the No-Lapse Provision (if available).
Note: You must continue to pay any premiums necessary to keep the Policy in force as described in the Policy or in any applicable riders attached to the Policy.
We will send you a report showing the change in current values under your Policy with each accelerated death benefit payment you receive.
The Loan Account, if any, will be reduced as noted in the “Reduction in Benefit Payment section noted above.
If the death of the Insured occurs while benefits are being received under this rider, we will pay the Death Benefit Proceeds, which may be less than the Remaining Benefit Amount, and the Death Benefit Proceeds will be reduced by any decrease in the Remaining Benefit Amount after the date of the Insured’s death.
Termination: The rider and all rights provided under it will terminate upon the earliest of the following:
a.	The Policy terminates or is surrendered for its Surrender Value;
b.	the date we receive your request to terminate this rider;
c.	The Remaining Benefit Amount is reduced to zero;
d.	The Policy’s Specified Amount and the Remaining Benefit Amount are reduced to zero, which will cause the termination of both this Rider and the Policy;
e.	The death of the Insured which will cause the Death Benefit Proceeds to become payable under the Policy.
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Termination of this Rider shall not prevent the payment of accelerated death benefits for any Qualifying Event that occurred while this Rider was in force except where amounts have been paid or are payable as Death Benefit Proceeds.
Reinstatement: If you have not yet received an accelerated death benefit under this rider, and the Policy is terminated and reinstated, you may reinstate this rider as part of your Policy. Such reinstatement will be subject to satisfactory Evidence of Insurability and all other terms and conditions of the Policy. If any accelerated death benefits have been received under this rider, this rider may not be reinstated.
Exclusions: This rider does not provide an accelerated death benefit for Chronic Illness or Terminal Illness resulting from intentionally self-inflicted injury or attempted suicide, while sane or insane.
Long-Term Care Rider. Subject to meeting eligibility requirements, this rider provides monthly benefit payments for the reimbursement of expenses incurred by the Insured for Covered Services to the extent that such services are qualified long-term care services prescribed in the Plan of Care, please see your Policy for additional information. Benefits are provided through the acceleration of your Policy’s death benefit. This Long-Term Care Rider may only be elected at Policy issuance
The availability of this rider is based upon the Insured meeting our underwriting criteria (including the Insured’s age, gender, and the state of the Insured’s health at the time of your application).
You may return this rider for any reason to the insurance agent through whom it was purchased, to any other insurance agent of the Company, or to us at the Service Office mailing address shown on the cover of your Policy within 30 days after its receipt. If returned, this rider will be considered void from your Policy Date and we will refund all charges deducted for it as a credit to your Policy within 30 days of the return.
Eligibility: An Insured may receive benefits under this rider once the following conditions are met:
a.	the total benefits paid to date under this rider must not have reduced the Remaining LTC Benefit Pool to zero;
b.	written certification within the preceding 12-month period from a Licensed Health Care Practitioner that the Insured is Chronically Ill;
c.	a Plan of Care (a written document which outlines individualized medical treatment; please see your Policy and rider for additional information) prescribed by a Licensed Health Care Practitioner for Covered Services is received at least every 12 months; and
d.	all claim forms and written notifications are submitted and satisfactory.
An Insured who is Chronically Ill is unable to perform without substantial assistance at least two activities of daily living for at least 90 days (i.e. bathing, continence, dressing, eating, toileting and transferring); or requires substantial supervision to protect the Insured from health and safety caused by a severe cognitive impairment.
Benefits will be paid under this rider for as long as:
a.	the above listed Eligibility Conditions of this rider are met;
b.	the requirements of the “Claims” section of this rider are satisfied;
c.	any claim is either:
(i)	for reimbursement of costs incurred and actually paid by the Insured for Covered Services which are Qualified Long-Term Care Services prescribed in the Plan of Care and that have not already been reimbursed by us; or
(ii)	for payment of Transitional Care Assistance Benefits for days on which the Insured received Transitional Care Assistance only, meaning that the Insured did not receive any other Covered Service or combination of Covered Services on that same calendar day; and
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d.	this rider remains in force. This condition does not apply to benefits received under the “Benefits After Lapse” provision in this rider.
If we determine that the Insured no longer meets the requirements of being Chronically Ill, all benefit payments will stop. Should the Insured later be recertified as being Chronically Ill and meet all conditions for the payment of benefits under this rider, benefit payments will resume subject to the Remaining LTC Benefit Pool.
There is no deductible period or elimination period which must be satisfied in order to be eligible for benefits under this rider.
Benefits Available: The amounts we reimburse you are subject to a monthly maximum dollar amount that can be accelerated each Policy month (the “Maximum Monthly LTC Benefit Amount”) which is based on amounts specified by you (the “LTC Specified Amount” and the “Maximum Monthly LTC Benefit Percentage” is based on our selection at issue of either 2% or 4% and cannot be changed after issue), all of which are shown in your Policy Specifications. The LTC Specified Amount you choose at issue is used in determining the LTC Benefit Pool that may be accelerated to reimburse the long-term care expenses for benefits covered by this rider. The LTC Benefit Pool is multiplied by the Maximum Monthly LTC Benefit Percentage to determine the Maximum Monthly LTC Benefit Amount. Please refer to your Policy Specifications for details. We will pay an amount not to exceed the Maximum Monthly LTC Benefit Amount no less frequently than once each Policy Month until the Remaining LTC Benefit Pool equals zero to reimburse the costs for any Covered Service(s). The amount available as a benefit will be equal to the lesser of:
The LTC Benefit Pool is equal to the lesser of (a) or (b) where:
a.	equals the LTC Specified Amount, proportionately adjusted for any increases or decreases to the Policy Death Benefit Proceeds due to:
1.	Impacts of the Corridor Percentages Table, or
2.	If Death Benefit Option 2 is elected, changes in the Accumulation Value or, if greater, the impact of the Death Benefit Option 2 Factor shown in the Policy Specifications; and
3.	Adjusted for withdrawals or other Policy changes
b.	equals the LTC benefit cap shown in the Policy Specifications
In any Policy Month in which you are eligible to receive benefits under this rider, the maximum amount available as a benefit under this rider is equal to the lesser of:
a.	an amount equal to (1) plus (2), where:
(1)	equals the sum of costs incurred and actually paid by the Insured for Covered Services for the calendar month which have not already been reimbursed by us; and
(2)	equals the daily Transitional Care Assistance Benefit shown in the Policy Specifications multiplied by the number of days in the calendar month in which Transitional Care Assistance was received;
b.	the amount you request;
c.	the Maximum Monthly LTC Benefit Amount; or
d.	the Remaining LTC Benefit Pool.
If there is an outstanding debt, the benefit paid under this rider will first be used to repay a portion of the debt.
Benefits paid for any Covered Service or combination of Covered Services will reduce the Remaining LTC Specified Amount dollar for dollar.
Any benefits payable for facilities outside the United States are subject to additional limitations. Please see your Policy and rider for additional information.
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Prior to the first Long-Term Care benefit payment, if a Death Benefit Option other than Death Benefit Option 1 is in effect it will automatically be changed to Death Benefit Option 1. No further Death Benefit Option changes are permitted after the first benefit payment. The LTC Specified Amount will not be affected by this change in Death Benefit Option.
Covered Services: The following is a list of Covered Services eligible for reimbursement under this rider. Please see your Policy and rider for additional information.
•	Adult day care services
•	Assisted living facility services
•	Bed reservation
•	Care planning services
•	Caregiver training
•	Home health care services
•	Hospice services
•	Nursing home care services
•	Respite care services
•	Alternative care services
•	Non-continual services
•	Transitional Care Assistance
Exclusions: This rider does not provide benefits for:
a.	treatment or care due to alcoholism or drug addiction;
b.	treatment for attempted suicide or an intentionally self-inflicted injury;
c.	treatment provided in a Veteran’s Administration or government facility;
d.	loss to the extent that benefits are payable from governmental programs or other insurance programs;
e.	confinement or care received outside the United States other than benefits for nursing home care services and assisted living facility services;
f.	services provided by a facility or an agency that does not meet this rider’s definition for such facility or agency as described in the “Covered Services” section of this rider;
g.	services provided by the Insured’s or Owner’s immediate family member, except as provided in the Transitional Care Assistance provision; and
h.	services for which no charge is or would normally be made in the absence of insurance.
Impact of Policy Transactions
Increases and Decreases to Policy Specified Amount: The LTC Specified Amount cannot be increased. A request to decrease your Policy’s Specified Amount will reduce the Remaining LTC Specified Amount only if your Policy’s Specified Amount following the decrease is less than the Remaining LTC Specified Amount. In this situation, the remaining LTC Specified Amount will be reduced to equal your Policy’s Specified Amount following the decrease.
Partial Surrender (Withdrawal): A partial surrender under the Policy may reduce the remaining LTC Specified Amount. If Death Benefit Option 2 is selected, the remaining LTC Specified Amount will be reduced dollar for dollar. If Death Benefit Option 1 is selected, the remaining LTC Specified Amount will be reduced by the same amount that the Specified Amount is reduced.
Addition of Riders or Increase to Benefits of Existing Riders: Once a benefit payment has been made under this rider, you may not add any riders or increase the benefits under any rider already attached to your Policy as long as this rider remains in force.
It’s important to note that if any of the following riders are in effect, this Long-Term Care Rider may have an impact on any benefits provided under the following riders:
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Accelerated Benefits Rider: YOU CANNOT RECEIVE BENEFITS UNDER MORE THAN ONE ACCELERATION OF BENEFITS RIDER ATTACHED TO YOUR POLICY, EVEN IF MULTIPLE ACCELERATION OF BENEFITS RIDERS ARE ATTACHED. Therefore, receipt of a benefit under the Long-Term Care Rider will be considered a request to terminate any other Accelerated Benefits Rider attached to your Policy. Likewise, receipt of a benefit under any Accelerated Benefits Rider attached to your Policy will be considered a request to terminate the Long-Term Care Rider.
Change of Insured Rider: This rider is not available if you have chosen the Long-Term Care Rider.
Business and Individual Exec Enhanced Surrender Value Riders: Upon receipt of a benefit under the Long-Term Care Rider, the Business and/or Individual Enhanced Surrender Value Rider will terminate.
Overloan Protection Rider: Election of the Overloan Protection Feature described in the Overloan Protection Rider will be considered a request to terminate the Long-Term Care Rider.
Waiver of Monthly Deduction Rider: If the Insured is on “total disability” as defined under any Waiver of Monthly Deduction Rider, we will continue to waive the monthly deductions falling due under your Policy once payment of benefits begin under the Long-Term Care Rider, subject to the Insured’s continued total disability. If not already on total disability, the Insured may qualify for benefits under any waiver of monthly deduction rider after payment of benefits have already begun under the Long-Term Care Rider.
Impact Of Debt On Benefit Payments
A benefit paid under this rider will be first used to repay a portion of any outstanding debt under your Policy.
The portion to be repaid will equal the sum of (1), divided by (2), then multiplied by (3), where:
(1)	Debt;
(2)	Is your Policy’s Specified Amount immediately prior to the benefit payment; and
(3)	Is the amount of the benefit payment prior to the reduction to repay debt.
If there is value in the Loan Account (also known as the Collateral Account), the Loan Account will be reduced by the amount of the benefit payment used to repay debt.
Impact Of Benefit Payments On Policy
Policy and Rider Values: Benefit payments will reduce certain values of your Policy and other riders by multiplying such values by a reduction ratio. The following values will be reduced:
1.	Specified Amount;
2.	The Fixed Account Value will be reduced proportionately.
Debt will be reduced as described in the “Reduction of Benefit Payments Due to Debt” provision. The reduction ratio used is equal to (1) minus (2), then divided by (1), where:
(1)	is your Policy’s Specified Amount immediately prior to the benefit payment; and
(2)	is the amount of the benefit payment.
LTC Benefit Pool Acceleration: On the date a claim is approved, the LTC Benefit Pool will be fixed and will not change for the duration of the claim. All LTC acceleration payments will be paid from the Remaining LTC Benefit Pool described in the “Benefits Available” provision.
Once your claim has been approved, we will transfer any Accumulation Value from the Separate Accounts to the Fixed Account. Any applicable transfers will be made at the end of the Valuation Day following approval of your claim. While LTC Benefits are being paid, allocation of Accumulation Value will not be allowed into any Separate Account and all premium payments received will be allocated to the Fixed Account. Allocation Requirements described in the Policy or attached riders will not apply once a claim is approved and until LTC Benefits are no longer being paid.
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New Loans and Partial Surrenders (Withdrawals): In any Policy Month in which a benefit under this rider is paid, we will not grant a new loan or allow a partial surrender against your Policy..
Availability of Policy Death Benefit Proceeds: While receiving benefits under this rider, except for Caregiver Training, your Death Benefit Proceeds will never be less than the Remaining LTC Benefit Pool minus debt. If the Insured dies while receiving benefits under this rider, we reserve the right to withhold payment of any Death Benefit Proceeds that would otherwise be payable until we have verified that we have received all remaining claims for Covered Services. Any Death Benefit Proceeds paid will include interest as provided under your Policy.
When LTC Benefits are no longer paid: If we determine that the Insured no longer meets the requirements of being Chronically Ill, has not filed a subsequent claim, or received reimbursement for Covered Services for a minimum of a continuous 90-day period, or at your request, we will close your claim. Prior to closing your claim, we will send you written notification. Once your claim is closed, the LTC Benefit Pool will no longer be fixed and may be adjusted.
You may submit a request to reallocate any Accumulation Value in the Fixed Account once your claim is closed. Transfer limitations from the Fixed Account will be waived for this request.
Lapse and Lapse Protection
Waiver of Rider Charges and Fees: The Monthly LTC Rider Charge and Monthly Administrative LTC Rider Fee will not be deducted on the Monthly Anniversary Day immediately following the date a benefit under this rider is paid. Monthly Deductions for the Policy and any other riders will continue, subject this rider’s “Policy and Rider Lapse Protection” provision (as described below).
Policy and Rider Lapse Protection: If your Policy would otherwise enter the Grace Period on any Monthly Anniversary Day immediately following the date a benefit under this rider is paid, the entire Monthly Deduction described in your Policy will be waived, and your Policy and this rider will not lapse.
The Death Benefit Proceeds available while your Policy is kept in force under this provision will be limited to no more than the Remaining LTC Benefit Pool minus Debt.
Once benefits under this rider are no longer being paid, you may have to pay additional premium and/or repay outstanding Debt to prevent your Policy from Lapsing.
Grace Period: Your Policy and this rider will enter the grace period as described in your Policy’s “Grace Period” provision, subject to the No-Lapse Enhancement Provision under your Policy and this rider’s “Waiver of Rider Charges and Fees” and “Policy and Rider Lapse Protection Feature” provisions.
Benefits After Lapse: If your Policy lapses, we will continue to reimburse costs incurred for such services subject to the terms and conditions of this rider if the confinement began while this rider was in force and continues without interruption after the Policy and rider terminate. Please refer to your rider for additional information.
Reinstatement of Rider: In the event of a lapse subject to terms and conditions your Policy may be reinstated. This Rider will not be reinstated if the Policy Lapses and is reinstated more than 6 months after the date of Lapse. Please refer to your rider for additional information.
Claims
We must receive notice of your claim within 60 days after the date the covered loss starts (state variations may apply). Please see your Policy and rider for additional information. Once you have notified us of your intent to file a claim, we will provide the forms you need to complete to file the claim. You must return the completed, signed forms to us to the address provided on the forms. If we determine that the claim is eligible for payment, we will pay the claim directly to you, or if requested, to the service provider. All payments will be made no less frequently than once per Policy Month.
Once you begin receiving benefits, we reserve the right, from time to time, to verify that the Insured and the Insured’s care providers meet all eligibility requirements of this rider. The Insured must be reassessed by his or her Licensed Health Care Practitioner, at least once every 12 months, and certify to us that the Insured remains
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Chronically Ill. Generally, Proof of loss (reasonably determined by us) must be received within 30 days after the end of each Policy Month for which benefits are sought.
We will inform you, in writing, if your claim or any part of your claim has been denied and provide you with an explanation for the denial as soon as reasonably possible. If you do not agree with our decision, you have the right to appeal. Any request to appeal must be made in writing and must include any and all information you believe necessary for our consideration of the appeal. If we discover any fraudulent act or acts in connection with a claim, we shall have the right to recover any payments and/or to decline to continue paying benefits that result from such fraudulent act or acts.
Tax Treatment of Benefits
This rider is intended to be a qualified long-term care insurance contract under Section 7702B of the Internal Revenue Code of 1986, as amended. The benefits paid under this rider are intended to be treated as accelerated death benefits for federal tax purposes on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B(c)(1) of the Code.
The benefits paid under this rider are intended to qualify for exclusion from income subject to limitations. Generally, long-term care payments from all sources with respect to an insured person will be limited to the higher of the annual per diem limit or the amount of actual qualifying long-term care expenses, reduced by any reimbursements received for the qualifying long-term care services provided for the insured.
Charges for the rider will be deducted from the cash value of the life insurance policy. In accordance with Code section 72(e)(11), these deductions will reduce your investment in the contract (but not below zero) and will not be included in income even if you have recovered all of your investment in the contract. If the life insurance policy is owned by a person other than the insured, benefit payments may not meet the requirements for favorable tax treatment.
This discussion of the tax treatment of the long-term care rider is not meant to be all inclusive. Due to the complexity of these tax rules, you are encouraged to consult your legal or tax advisor regarding these matters.
Termination of Rider
The rider and all rights under it will terminate upon the earliest of the following:
1.	the date we receive your request to return it under this rider’s right to examine provision;
2.	the Valuation Day on or next following the date we receive your request to terminate your Policy;
3.	the Monthly Anniversary Day on or next following the date we receive your election of the Overloan Protection Feature under the Overloan Protection Rider, if attached;
4.	the Monthly Anniversary Day on or next following the date you receive a benefit under any other Accelerated Benefits Rider attached to your Policy;
5.	the date the Remaining LTC Benefit Pool is reduced to zero;
6.	the date your Policy’s Specified Amount and the Remaining LTC Benefit Pool are both reduced to zero, which will cause the termination of both this rider and your Policy; or
7.	the date the Insured dies, which will cause the Death Benefit Proceeds to become payable under your Policy.
Charges and fees deducted for this rider on the Monthly Anniversary Day immediately preceding the date your Policy and this rider terminate in accordance with items (2) or (7) above will be returned as a credit to your Policy.
Change of Insured Rider.   With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured’s 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
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Business Exec Enhanced Surrender Value Rider.  If an application is received requesting this Rider it should be made by a business or entity (i.e. an association, or trust established by business or association to fund employee or member benefits). Please note that only businesses and entities may purchase this Rider and that only such businesses or entities may own the Policy and exercise the ownership privileges provided by the Policy (e.g. electing options, changing Beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a Full Surrender of a Policy than would otherwise be available under the policy’s terms (“Enhanced Surrender Value”). To receive the Enhanced Surrender Value, the Policy must be fully surrendered during the “Exec Enhanced Surrender Value Period.” The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the Policy is issued, during which Surrender Charges apply to the Policy. Once the Policy is issued, the Owner will not be able to change Options. This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the Full Surrender of the Policy for the benefit provided by this rider, the end of the Exec Enhanced Surrender Value Period, lapse of the Policy, or exchange, replacement, or any termination of the Policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the Policy.
Under Option 1, the rider provides an increase in the amount you may receive upon a Full Surrender of the Policy than otherwise would be available under the terms of the Policy by waiving the Surrender Charge. To receive this increased amount (“Enhanced Surrender Value”) your Policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed “Surrender Charges - General” for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).
Under Option 1, if the Policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt
Under Option 2, if you fully surrender your Policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1,000 of Specified Amount adjustment rate that will be shown in the Policy Specifications of your Policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate.” The credit will offset a portion of those charges described in the Administrative Fees section of the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” table as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.
Under Option 2,
(a)	if the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt; plus
3)
(A)	the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by
(B)	the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your Policy Specifications. Note: The result of this calculation provides a credit against a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the
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Administrative Fees section of the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount.
(b)	if the Policy is fully surrendered at any time after the fifth Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt
Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.
Please see sample Policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your registered representative.
Your Policy Accumulation Value at any point in time equals the sum of the Fixed Account Value, Separate Account Value, and the Loan Account Value (see the section headed “Policy Values” for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Debt less any applicable Surrender Charge (see section headed “Policy Surrenders” for a more detailed discussion).
The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Business Exec Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 for a Policy with a 10 year Business Exec Enhanced Surrender Value Period:
Sample Policy
•	Insured: Male Standard Non-tobacco, age 55
•	Duration of Policy's Surrender Charge at issue: 14 years
•	Specified Amount: $1,000,000
•	Death Benefit Option: 1 (Level)
•	Planned annual Premium Payment: $31,750
•	No Debt
•	Assumed Investment Return: 7% gross (6.47% net)*
•	For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $9.28 year 1, $19.79 year 2, $29.02 year 3, $36.88 year 4, $33.46 year 5, $21.12 year 6, and $2.02 year 7 per $1,000 of Specified Amount for Option 2

	Without Business Exec ESV Rider		With Business Exec ESV Rider – Option 1		With Business Exec ESV Rider – Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value	Accumulation Value	Enhanced Surrender Value
1	$22,458	$0	$22,458	$22,458	$22,458	$31,738
2	$45,951	$631	$45,175	$45,175	$43,622	$63,412
3	$70,822	$26,832	$69,214	$69,214	$65,999	$95,019
4	$97,163	$54,493	$94,667	$94,667	$89,674	$126,554
5	$125,229	$83,889	$121,781	$121,781	$114,887	$148,347
6	$155,143	$115,123	$151,456	$151,456	$144,083	$165,203
7	$186,982	$148,282	$183,039	$183,039	$175,152	$177,172
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	Without Business Exec ESV Rider		With Business Exec ESV Rider – Option 1		With Business Exec ESV Rider – Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value	Accumulation Value	Enhanced Surrender Value
8	$220,674	$183,284	$216,454	$216,454	$208,014	$208,014
9	$256,309	$220,229	$251,791	$251,791	$242,754	$242,754
10	$294,027	$263,857	$289,187	$289,187	$279,505	$279,505
11	$343,487	$319,557	$338,299	$338,299	$327,923	$327,923
12	$396,254	$378,174	$390,691	$390,691	$379,565	$379,565
13	$452,707	$440,077	$446,741	$446,741	$434,810	$434,810
14	$512,908	$505,338	$506,506	$506,506	$493,702	$493,702
15	$577,262	$577,262	$570,389	$570,389	$556,641	$556,641
*	The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.
Individual Exec Enhanced Surrender Value Rider.   Subject to underwriting requirements and approval, this rider will be available if the application is made on an individual Insured of high net worth or income and is not business owned. Only an individual or non-business entity may own the policy and exercise the ownership privileges provided by the Policy (e.g. electing options, changing Beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a Full Surrender of a Policy than would otherwise be available under the policy’s terms (“Enhanced Surrender Value”). To receive the Enhanced Surrender Value, the Policy must be fully surrendered during the “Exec Enhanced Surrender Value Period.” The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the Policy is issued, during which Surrender Charges apply to the Policy. Once the Policy is issued, the Owner will not be able to change Options. This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the Full Surrender of the Policy for the benefit provided by this rider, the end of the Exec Enhanced Surrender Value Period, lapse of the Policy, or exchange, replacement, or any termination of the Policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the Policy.
Under Option 1 , the rider provides an increase in the amount you may receive upon a Full Surrender of the Policy than otherwise would be available under the terms of the Policy by waiving the Surrender Charge. To receive this increased amount (“Enhanced Surrender Value”) your Policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed “Surrender Charges - General” for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).
Under Option 1, if the Policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt
Under Option 2, if you fully surrender your Policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1,000 of Specified Amount adjustment rate that will be shown in the Policy Specifications of your Policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate.” The credit will offset a portion of those charges described in the Administrative Fees section of the “Periodic Charges Other Than Annual Underlying Fund Fee and Operating Expenses” as a monthly fee per dollar
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of Initial Specified Amount or increase in Specified Amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.
Under Option 2,
(a)	if the Policy is fully surrendered during the first nine Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt; plus
(A)	the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by
(B)	the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your Policy Specifications. Note: The result of this calculation provides a credit against a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the
Administrative Fees section of the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” table as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount.
(b)	if the Policy is fully surrendered at any time after the nine Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Debt
Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.
Please see sample Policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your registered representative.
Your Policy Accumulation Value at any point in time equals the sum of the Fixed Account Value, Separate Account Value, and the Loan Account Value (see the section headed “Policy Values” for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Debt less any applicable Surrender Charge (see section headed “Policy Surrenders” for a more detailed discussion).
The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Individual Exec Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 for a Policy with a 10 year Individual Exec Enhanced Surrender Value Period:
Sample Policy
•	Insured: Male Standard Non-tobacco, age 55
•	Duration of Policy’s Surrender Charge at issue: 14 years
•	Specified Amount: $1,000,000
•	Death Benefit Option: 1 (Level)
•	Planned annual Premium Payment: $31,750
•	No Debt
•	Assumed Investment Return: 7% gross (6.47% net)*
•	For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $9.28 year 1, $19.79 year 2,
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$29.02 year 3, $36.88 year 4, $33.46 year 5, $21.12 year 6, and $2.02 year 7 per $1,000 of Specified Amount for Option 2.

	Without Individual Exec ESV Rider		With Individual Exec ESV Rider – Option 1		With Individual Exec ESV Rider – Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value	Accumulation Value	Enhanced Surrender Value
1	$22,458	$0	$22,458	$22,458	$22,458	$31,738
2	$45,951	$631	$45,175	$45,175	$43,622	$63,412
3	$70,822	$26,832	$69,214	$69,214	$65,999	$95,019
4	$97,163	$54,493	$94,667	$94,667	$89,674	$126,554
5	$125,229	$83,889	$121,781	$121,781	$114,887	$148,347
6	$155,143	$115,123	$151,456	$151,454	$144,083	$165,203
7	$186,982	$148,282	$183,039	$183,039	$175,152	$177,172
8	$220,674	$183,284	$216,454	$216,454	$208,014	$208,014
9	$256,309	$220,229	$251,791	$251,791	$242,754	$242,754
10	$294,027	$263,857	$289,187	$289,187	$279,505	$279,505
11	$343,487	$319,557	$338,299	$338,299	$327,923	$327,923
12	$396,254	$378,174	$390,691	$390,691	$379,565	$379,565
13	$452,707	$440,077	$446,741	$446,741	$434,810	$434,810
14	$512,908	$505,338	$506,506	$506,506	$493,702	$493,702
15	$577,262	$577,262	$570,389	$570,389	$556,641	$556,641
*	The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy if the death benefit qualification test chosen is the Guideline Premium Test. This rider is not available if you have chosen the Cash Value Accumulation Test as the basis for the Policy qualifying as life insurance under federal tax law and the benefit is not available to you if the Policy is a Modified Endowment Contract.  While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Debt is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Debt must be enough to cover the charge as shown in the Policy Specifications;
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•	The ratio of Debt to the Policy’s Accumulation Value must be between the Minimum and Maximum Value Threshold Percentages shown in the Policy Specifications;
•	Both the guideline single premium and the guideline level premiums calculated under the Guideline Premium Test must be greater than zero (see the “Death Benefit Qualification Test” section of this prospectus).
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount;
2. All other riders will be terminated;
3. No additional Monthly Deductions will be taken;
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following amounts, less Debt:
(i) Debt plus $10,000; or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Waiver of Monthly Deduction Rider.  If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured’s 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.
Optional Sub-Account Allocation Programs
You may elect to participate in Dollar Cost Averaging or Automatic Rebalancing as described on an allocation form provided by us. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account or on a limited basis from the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging at the time you apply for your Policy. In addition, you may elect Dollar Cost Averaging after your Policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-487-1485.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or on a limited basis from the Fixed Account is insufficient to complete the next transfer;
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2)	7 calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected by you); or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your registered representative to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the allocation form provided by us, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
Continuation of Coverage
If the Insured is still living at Attained Age 121, and the Policy has not been surrendered, the Policy will automatically remain in force until surrender or death of the Insured.
There are certain changes that will take place on the Policy Anniversary when the Insured reaches Attained Age 121:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account;
5)	we will no longer transfer amounts to the Sub-Accounts.
6)	we will no longer allow any changes to the Specified Amount;
7)	we will change the Death Benefit Option to Death Benefit Option 1, if applicable, and not allow any more changes; and
8)	we will continue to charge loan interest.
However, loan interest will continue to accrue. Provisions may vary in certain states.
This provision will not continue any rider attached to this Policy beyond the date for such rider’s termination, as provided in the rider.
If this Policy is in the Grace Period at the Insured’s Attained Age 121, you will need to pay the minimum amount required to remove this Policy from the Grace Period in order to guarantee continuation of this Policy beyond the Insured’s Attained Age 121.
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Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges, restrictions, limitations and fees will be allowed in your Policy. You should refer to your Policy for these state specific features. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. Please contact the Administrative Office or your registered representative regarding availability.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum Premium required, except as may be required to maintain the No-Lapse Provision, or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Surrender Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the Insured attains age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).
The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received in Good Order at our Administrative Office. Premium Payments received from you or your broker-dealer in Good Order at our Administrative Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), will be processed using the accumulation unit value computed on that Valuation Date. Premium Payments received in Good Order after market close will be processed using the accumulation unit value computed on the next Valuation Date. Premium Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. Premium Payments placed with your broker-dealer after market close will be processed using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., Eastern time). In such instances, Premium Payments received after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
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The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)  Net Premium Payments made;
2)  the amount of any Partial Surrenders;
3)  any increases or decreases as a result of market performance of the Sub-Accounts;
4) interest credited to the Fixed Account or the Loan Account;
5)  Persistency Bonuses, if any;
6)  Monthly Deductions; and
7)  all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
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The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges, if any, imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge, if any, multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated to or transferred to or from the Fixed Account, plus interest credited, any Persistency Bonuses (see below) and less any deductions including Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at a daily rate of 0.00272616% (equivalent to a compounded annual rate of 1%) or a higher rate determined by the Company. Because the interest we credit to the Fixed Account and as a Persistency Bonus are subject to change, they are considered NGEs as described earlier with respect to some of the Policy's charges and fees. As such, we use a similar approach in making our assessment of whether an adjustment to the interest we credit is to be made. If we make a change to the interest credited under the Fixed Account or Persistency Bonus, we will use Redetermination Classes to make those changes. Such changes can be made in consideration of one or more of the following items which may include but are not limited to: mortality, interest rates, investment earnings, persistency expenses (including reinsurance costs and taxes), policy funding, net amount at risk, loan utilization, capital requirements, and reserve requirements. Any change will apply consistently to all individuals of the same Redetermination Class and will never cause the rate credited to be less than the guaranteed minimums.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited based on the Loan Account Value at an effective annual rate of 3% in all years and is allocated to the Policy in accordance with your allocation instructions on file with us at the time the interest is credited.
Persistency Bonus
On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 3, we will credit a Persistency Bonus to the Fixed Account and any of the Sub-Account(s) in the same proportion as the balances invested in the total of such account(s) as of the date the credit is applied, at an annual rate guaranteed to be not less than 0.01% of the Fixed Account Value and Sub-Account Value on the Monthly Anniversary Day. The current rate is 0.25%.
The Persistency Bonus is based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Persistency Bonus will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.
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Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value, and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Debt, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy. For example, as benefits paid under the basic Accelerated Benefits Riders are considered liens on the Policy, the amount of such benefits would be deducted from Death Benefit Proceeds. Refer to the sections of this prospectus headed “Riders” for a discussion of the treatment of benefits paid under the basic Accelerated Benefits Riders and “Continuation of Coverage” for a discussion of the death benefits for age 121 and later.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the Insured will be the greater of:
1)	the amount determined by the death benefit option (see below) in effect on the date of the death of the Insured, less any Debt; or
2)	an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Debt. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
Death Benefit Options
Three different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued). Your registered representative can assist you in determining the option that best meets your needs.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000) level death benefit, less any Partial Surrenders and Debt after the date of death.	None; level death benefit
2	The greater of:
a) the sum of the Specified Amount plus the Accumulation Value as of the date of the Insured’s death , less any Partial Surrenders and Debt after the date of death; or
	b) the Specified Amount as of the date of the Insured's death, multiplied by 115%, less any Partial Surrenders and Debt after the date of death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account.
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Option	Death Benefit Proceeds Equal to the	Variability
3	Sum of the Specified Amount plus the accumulated Premiums, up to the Death Benefit Option 3 limit as shown on the Policy Specifications less any Partial Surrenders and Debt after the date of death.	Will generally increase, depending on the amount of Premium paid.
A Partial Surrender after the date of death is an amount we may have paid to the Owner after the date of the Insured’s death but before the death of the Insured was reported to us.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, if your Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Death Benefit Options and the Enhanced Surrender Value. If this Rider is in force on the date of the Insured’s death and Death Benefit Option 2 is in effect, the Enhanced Surrender Value will also be considered in determining the amount under Death Benefit Option 2 equal to the greatest of:
a.	the Specified Amount on the Insured’s date of death plus the Accumulation Value on the date of the Insured’s death, less any Partial Surrenders processed after the Insured’s date of death;
b.	the Specified Amount on the Insured’s date of death plus the Enhanced Surrender Value on the date of the Insured’s death, less any Partial Surrender processed after the Insured’s date of death; or
c.	the Specified Amount on the date of the Insured’s death multiplied by the Death Benefit Option 2 Factor as shown in the Policy Specifications, less any Partial Surrenders processed after the Insured’s date of death.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $100,000 (other limits may apply when your Policy is not fully underwritten).
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed to Death Benefit Option 1, subject to our consent after the first Policy Year, as long as the Policy is in force.
You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
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Option change	Impact
2 to 1	The Specified Amount will be increased by the greater of:
a) the Accumulation Value as of the effective date of change; or
b) the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.
(This changes the death benefit under the Policy from one that may increase over time by the growth in the Accumulation Value to a level death benefit.)
3 to 1	The Specified Amount will be increased by accumulated Premiums up to the Death Benefit Option 3 limit as shown on the Policy Specifications as of the effective date of the change.
Death Benefit Option 2 or Death Benefit Option 3 may only be elected at the time you apply for your Policy.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in the Specifications Pages of each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount. We may also decline such a request if it would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.
Also, because the death benefit qualification tests, as discussed below, require certain ratios between Premium and death benefit and between the Policy’s Accumulation Value and death benefit, we may increase the Policy's death benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy’s Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Note: Increases in Specified Amount are not permitted in Virginia.
Death Benefit Qualification Test
You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”), the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.
The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for an Insured of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
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The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy. (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on the Insured’s age, risk classification and gender.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The tests differ as follows:
(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; while the Cash Value Accumulation Test does not.
(2) The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC’s in your prospectus).
(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefit qualification test.
Please ask your registered representative for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured and any other necessary claims requirements, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period (typically three to five years) from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your
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Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by submitting a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Accumulation Value less any Debt, less any applicable Surrender Charge (the “Surrender Value”). If your Policy includes the Business or Individual Exec Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you Fully Surrender during the surrender charge period. Policy Debt includes loans under the Policy and Accelerated Benefits paid under the Basic Accelerated Benefits Riders.
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date. If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy's Accumulation Value less any Debt, less any applicable Surrender Charge. Policy Loans and Accelerated Benefits received under the basic Accelerated Benefits Riders are Debt under your Policy and will reduce the Surrender Value available to you.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
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Death Benefit Option in Effect	Impact of Partial Surrender
1	The Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the greater of i) zero and ii) the result of [(1) minus (2)] divided by (3) where:
(1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications;
(2) is the Specified Amount immediately prior to the Partial Surrender; and
(3) is the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
If the chart above indicates that the Specified Amount is reduced because of a Partial Surrender (Death Benefit Options 1 and 3), the benefit available under the basic Accelerated Benefits Riders will also be reduced because the benefits of those Riders are based on the death benefit of the Policy.
Partial Surrender proceeds will generally be paid within 7 calendar days of our receipt of your request.
POLICY LOANS
Your Policy permits you to borrow against its Surrender Value. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total Debt will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Debt (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues daily at an effective annual rate of 4% in years 1 - 10 and 3% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3% in all years, so the net cost of your Policy Loan is 1% in years 1 - 10 and 0.0% thereafter. Such interest credited is transferred to the Policy in accordance with your Net Premium Payment allocation instructions on file with us at the time the interest is credited.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment other than an initial payment to us, we will apply your payment as Premiums and not as loan repayments unless you specifically instruct us otherwise.
If at any time the total Debt against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace
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Period provision, unless the provisions of the No-Lapse Provision are preventing Policy Termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
The amount of a benefit paid under the Accelerated Benefits Riders (see section headed “Riders – Accelerated Benefits Riders”) is a lien against the Policy and is considered as a Policy Loan. Therefore, an amount equal to the Accelerated Benefit paid will be withdrawn from Accumulation Values of the Sub-Accounts and Fixed Account in proportion to their values. That amount is transferred to the Loan Account. Interest will be credited by the Company as described above. Because the amount of the Accelerated Benefit is considered as a Policy Loan, the amount received may reduce the amount of loans that may be taken in the future. To the extent that the Accelerated Benefit paid does not exceed the Surrender Value, interest will be charged in the same manner as described above. However, to the extent that the Accelerated Benefit exceeds the Surrender Value at the time it is paid, interest charged during each Policy Year is determined annually at least 30 days in advance of the beginning of a Policy Year and will not exceed the higher of (i) the published monthly average of the Moody’s Corporate Bond Yield Average—Monthly Average Corporates (as published by Moody’s Investors Service, Inc. for the calendar month ending 2 months before the beginning of the Policy Year), and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1.0%. Please ask your registered representative for additional details.
You should carefully consider that requesting a Policy Loan will reduce (or may eliminate) the Accelerated Benefit available under the Accelerated Benefits Riders (see section headed “Riders – Accelerated Benefits Riders” for discussion of the benefits available); and will reduce the Enhanced Surrender Value available under the Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider (see section headed “Riders — Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider” for discussion of the benefits available). In addition, as your Policy will include the Overloan Protection Rider, your Policy will not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Accumulation Value of your Policy less Surrender Charges (see section headed “Riders – Overloan Protection Rider” for a discussion of the benefits available).
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time:
1)	the Surrender Value of the Policy is insufficient to pay the Monthly Deduction, and
2)	the No-Lapse Provision of the Policy is not preventing the termination of the Policy, then all coverage will terminate. This is referred to as “Policy Lapse”.
The Surrender Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Debt for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Debt on Policy Loans) necessary so that the Surrender Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a Grace Notice to you, or any assignee of record. The Grace Notice will state the amount of the Premium Payment that must be paid to avoid termination of your Policy.
If the amount in the Grace Notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the
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Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
In addition, your Policy includes a No-Lapse Provision, if available (see section headed “No-Lapse Provision” below for discussion of availability), which is described below, and may prevent lapse.
No-Lapse Provision
Your Policy includes a No-Lapse Provision, if available to you under our underwriting guidelines. This means that if this provision is available to you your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a Policy that has the No-Lapse Provision, and a Policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
There is no charge for this feature. The length of the No-Lapse period is determined by the Insured’s issue age, and is shown in the Policy Specifications.
If, on the Policy Date, the Insured is:	The No-Lapse period is:
• Ages 0 – 50,	20 years
• Age 51,	19 years
• Age 52,	18 years
• Age 53,	17 years
• Age 54,	16 years
• Age 55,	15 years
• Age 56,	14 years
• Age 57,	13 years
• Age 58,	12 years
• Age 59,	11 years
• Age 60 and above	10 years
The Policy will not lapse even if the Surrender Value is insufficient to meet the Monthly Deductions, as long as the sum of all Premium Payments (less any Partial Surrenders) accumulated at 4%, less any Debt, is at least equal to the sum of the No-Lapse Premiums due since date of issue (shown in the Policy Specifications) accumulated at 4% interest.
If you fail to satisfy the requirements for the No-Lapse Provision, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after Grace Notice and expiration of the Policy's Grace Period, will lapse.
If this provision is available to you, your No-Lapse Premium is shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Debt exceeding the Surrender Value. It is a limited benefit in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
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Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy and any reinstated riders in force for at least two months after the date of reinstatement; and
5)	any loan interest accrued during the Grace Period is paid and any remaining Debt is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to maintain a minimum ratio between the death benefit and the Policy's Accumulation Value, depending on the Insured’s age, gender, and risk classification.  We will only apply this test to the Policy if you have advised us to do so at the time you applied for the Policy.
The tests differ as follows:
(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; while the Cash Value Accumulation Test does not.
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(2) The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC’s in your prospectus).
(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefit qualification test.
Please ask your registered representative for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any Debt at the time of a total withdrawal, such Debt will be treated as an amount received by the
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Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits,
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within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Debt. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Other Considerations
Insured Lives Past Age 121.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Debt is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Debt unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
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Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the Insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the Insured under a life insurance contract that has been transferred in a reportable policy sale.
The IRS and Treasury issued Final Regulations under section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.
Statutory Interest Rates under Section 7702 and Section 7702A. The Consolidated Appropriations Act, 2021 signed by the President on December 27, 2020, contains a provision that changed the statutory interest rate assumptions used in calculating the premium limits under Section 7702 (the “guideline” limit) and Section 7702A (the “7-pay” limit). The Act essentially changes the minimum interest rates from fixed interest rates to dynamic interest rates that can change as often as once per year, with fixed transition rates for 2021. Under the new law, the interest rate that applies for CVAT and guideline level calculations is 2%, and the interest rate that applies for the guideline single premium calculation is 4%. In addition, the 2% interest rate will apply for the 7-pay premium calculations under Section 7702A.
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The amendment to Section 7702 (and its impact on Section 7702A) are effective for contracts issued on or after January 1, 2021, including contracts issued because of a Section 1035 exchange.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Surrender Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating
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results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2021 financial statements of the Separate Account and the December 31, 2021 consolidated financial statements of the Company are located in the SAI.
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Appendix A: Funds Available Under the policy
The following is a list of Underlying Funds currently available under the Policy. More information about the Underlying Funds is available in the Fund’s prospectus, which may be amended from time to time and found online at www.lfg.com/VULprospectus. You can also request this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflects fees and expenses of the fund, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Long-term growth of capital.	AB VPS Small/Mid Cap Value Portfolio - Class A	0.80%	35.95%	10.16%	13.13%
Long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio - Class A (formerly AB VPS Global Thematic Growth Portfolio)	0.88%[2]	22.87%	22.41%	15.24%
Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century VP Balanced Fund - Class I	0.81%[2]	15.77%	11.33%	9.90%
Long-term growth of capital.	American Funds Global Growth Fund - Class 2	0.67%[2]	16.42%	19.70%	15.66%
Long-term capital growth.	American Funds Global Small Capitalization Fund - Class 2	0.90%[2]	6.74%	15.45%	12.51%
Growth of capital.	American Funds Growth Fund - Class 2	0.60%	21.99%	25.43%	19.71%
Long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2	0.54%	24.10%	16.39%	15.42%
Long-term growth of capital.	American Funds International Fund - Class 2	0.79%	-1.50%	9.63%	8.13%
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Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
High total investment return.	BlackRock Global Allocation V.I. Fund - Class I This fund will be substituted with the LVIP BlackRock Global Allocation Fund on or about June 3, 2022. Consult your registered representative.	0.75%[2]	6.67%	9.95%	7.94%
Long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio - Class I advised by Legg Mason Partners Fund Advisor, LLC	0.82%	28.71%	14.26%	14.33%
Long-term capital appreciation.	Delaware VIP® Emerging Markets Series - Standard Class[3]	1.18%[2]	-2.84%	12.02%	7.13%
Capital Appreciation.	Delaware VIP® Small Cap Value Series - Standard Class[3]	0.75%	34.42%	9.54%	12.08%
Capital Appreciation. A fund of funds.	DWS Alternative Asset Allocation VIP Portfolio - Class A	0.88%	12.74%	5.93%	4.20%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class	0.70%	27.71%	20.05%	16.52%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Service Class	0.71%	23.08%	26.16%	19.58%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class	0.71%	25.51%	13.49%	13.17%
To maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund - Class 1	0.47%	17.01%	7.72%	7.65%
Capital appreciation; income is a secondary consideration.	Franklin Mutual Shares VIP Fund - Class 1	0.73%	19.52%	6.72%	9.28%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund - Series I Shares (formerly Invesco V.I. International Growth Fund)	0.89%	5.89%	10.17%	8.09%
Maximize long-term total return.	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	0.94%[2]	9.51%	10.25%	N/A
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Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Capital Appreciation.	LVIP Baron Growth Opportunities Fund - Service Class	1.14%[2]	18.72%	21.55%	16.57%
High total investment return.	LVIP BlackRock Global Allocation Fund - Standard Class This fund will be available on or about June 3, 2022. Consult your registered representative.	0.73%[2]	7.55%	N/A	N/A
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	0.40%[2]	12.69%	8.52%	N/A
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Global Real Estate Fund - Standard Class	0.79%[2]	28.02%	9.71%	8.83%
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	0.48%	4.67%	3.64%	1.93%
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	0.38%[2]	14.66%	9.23%	N/A
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Delaware Bond Fund - Standard Class[3]	0.36%	-1.80%	4.05%	3.33%
Total return.	LVIP Delaware Diversified Floating Rate Fund - Standard Class[3]	0.62%[2]	0.40%	1.82%	1.62%
Maximum long-term total return consistent with reasonable risk.	LVIP Delaware Diversified Income Fund - Standard Class[3]	0.54%[2]	-1.30%	4.50%	3.59%
Maximum total return, consistent with reasonable risk.	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class[3]	0.53%	-0.67%	2.23%	1.74%
To maximize long-term capital appreciation.	LVIP Delaware Mid Cap Value Fund - Standard Class[3]	0.41%	31.91%	11.66%	13.24%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Delaware REIT Fund - Standard Class[3]	0.82%	43.07%	8.89%	10.03%
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Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP Delaware SMID Cap Core Fund - Standard Class[3]	0.80%	23.18%	13.09%	13.30%
To maximize long-term capital appreciation.	LVIP Delaware Social Awareness Fund - Standard Class[3]	0.43%	26.43%	18.03%	15.90%
Long-term capital appreciation.	LVIP Delaware U.S. Growth Fund - Standard Class[3]	0.72%	18.10%	21.93%	16.88%
Long-term capital appreciation.	LVIP Delaware Value Fund - Standard Class[3]	0.69%	22.42%	10.30%	12.54%
Long-term capital appreciation.	LVIP Dimensional International Core Equity Fund - Standard Class	0.62%[2]	13.22%	8.95%	N/A
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	0.38%[2]	27.55%	16.70%	15.49%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	0.48%	27.77%	15.21%	N/A
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	0.73%[2]	7.63%	6.95%	6.25%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	0.70%[2]	12.77%	8.42%	6.84%
Current income consistent with the preservation of capital.	LVIP Global Income Fund - Standard Class	0.65%[2]	-5.09%	2.98%	1.98%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	0.71%[2]	10.82%	7.89%	6.53%
Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP Government Money Market Fund - Standard Class	0.42%	0.02%	0.78%	0.40%
A high level of current income; capital appreciation is the secondary objective.	LVIP JPMorgan High Yield Fund - Standard Class	0.66%[2]	6.43%	5.66%	6.08%
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Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP MFS International Growth Fund - Standard Class	0.78%[2]	11.24%	14.48%	10.06%
Capital Appreciation.	LVIP MFS Value Fund - Standard Class	0.62%[2]	25.46%	12.32%	13.49%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Standard Class	0.74%[2]	11.26%	6.07%	5.75%
To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.	LVIP SSGA Bond Index Fund - Standard Class	0.36%[2]	-1.98%	3.24%	2.55%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Index Allocation Fund - Standard Class	0.51%[2]	6.37%	7.73%	6.30%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Structured Allocation Fund - Standard Class	0.57%	7.43%	6.89%	6.00%
To maximize long-term capital appreciation.	LVIP SSGA Developed International 150 Fund - Standard Class	0.39%[2]	13.16%	5.58%	6.63%
To maximize long-term capital appreciation.	LVIP SSGA Emerging Markets 100 Fund - Standard Class	0.47%[2]	8.79%	5.47%	2.83%
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP SSGA International Index Fund - Standard Class	0.37%[2]	11.06%	9.40%	7.72%
To maximize long-term capital appreciation.	LVIP SSGA Large Cap 100 Fund - Standard Class	0.35%[2]	31.88%	12.79%	14.17%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Index Allocation Fund - Standard Class	0.50%	10.39%	9.79%	8.20%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Structured Allocation Fund - Standard Class	0.53%	12.15%	8.58%	7.76%
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Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	0.50%	11.37%	10.53%	8.87%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	0.56%	13.68%	9.00%	8.28%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP SSGA S&P 500 Index Fund - Standard Class[4]	0.23%	28.42%	18.18%	16.27%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP SSGA Small-Cap Index Fund - Standard Class	0.38%[2]	14.56%	11.56%	12.77%
To maximize long-term capital appreciation.	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	0.38%[2]	33.66%	9.33%	11.70%
Long-term capital growth.	LVIP T. Rowe Price Growth Stock Fund - Standard Class	0.66%[2]	20.47%	23.29%	19.05%
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	0.71%[2]	13.84%	20.02%	16.95%
High level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	0.78%[2]	15.37%	10.02%	N/A
Total return consistent with the preservation of capital. A fund of funds.	LVIP Vanguard Bond Allocation Fund - Standard Class	0.37%	-1.29%	2.88%	2.22%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Standard Class	0.31%[2]	25.74%	17.53%	15.51%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Standard Class	0.33%[2]	8.16%	9.91%	7.75%
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Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Capital growth.	LVIP Wellington Capital Growth Fund - Standard Class	0.70%[2]	17.12%	26.67%	20.48%
Long-term capital appreciation.	LVIP Wellington SMID Cap Value Fund - Standard Class	0.78%[2]	28.20%	10.56%	12.74%
Capital Appreciation.	MFS® VIT Growth Series - Initial Class	0.71%[2]	23.53%	24.87%	19.33%
Total return.	MFS® VIT Total Return Series - Initial Class	0.61%[2]	14.12%	9.84%	9.59%
Total return.	MFS® VIT Utilities Series - Initial Class	0.78%[2]	14.09%	11.89%	9.93%
Maximum real return, consistent with prudent investment management.	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	0.93%[2]	33.34%	5.72%	-1.86%
High current income consistent with preservation of capital; capital appreciation is a secondary objective.	Templeton Global Bond VIP Fund - Class 1	0.51%[2]	-4.62%	-0.68%	1.39%
Income and capital appreciation. A fund of funds.	TOPS® Balanced ETF Portfolio – Class 2 Shares advised by Valmark Advisers, Inc.	0.56%	9.62%	7.60%	6.72%
Capital Appreciation. A fund of funds.	TOPS® Moderate Growth ETF Portfolio – Class 2 Shares advised by Valmark Advisers, Inc.	0.55%	12.82%	9.53%	8.50%
[1]	The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the Underlying Fund or the fund company.
[2]	This fund is subject to an expense reimbursement or a fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
[3]	Investments in Delaware VIP Series, Delaware Funds, Ivy Variable Insurance Portfolios, Ivy Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
[4]	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P®
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are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
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Additional Information.
More information about the policy and the Lincoln Life Flexible Premium Variable Life Account M (the separate account) is in the current Statement of Additional Information (SAI) for the Lincoln AssetEdge® VUL 2022-2 Flexible Premium Variable Insurance Contract, dated May 1, 2022, as amended or supplemented from time to time. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, or to request other information about the policy, or to make inquiries about the policy, call toll-free 1-800-487-1485, or write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348. You can also find the SAI and other information about the contract online at www.lfg.com/VULprospectus or by sending an email request to CustServSupportTeam@lfg.com.
Reports and other information about the separate account are also available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC File Nos. 333-259409; 811-08557
EDGAR Contract Identifier C000232379

SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2022
Relating to Prospectus Dated May 1, 2022 for
Lincoln AssetEdge® VUL 2022-2
Lincoln Life Flexible Premium Variable Life Account M, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus. It includes additional information about the Lincoln AssetEdge® VUL 2022-2.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln AssetEdge® VUL 2022-2 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
On December 2, 1997, the Lincoln Life Flexible Premium Variable Life Account M (“Separate Account”) was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The Separate Account is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Separate Account are, in accordance with the applicable variable life policies, credited to or charged against the Separate Account. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the policies and the obligations set forth in the Policy, other than those of the Owner, are ours. The Separate Account satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the Separate Account. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the Separate Account.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
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Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $177,598,952 in 2021, $183,467,748 in 2020 and $201,947,231 in 2019 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and generally 5% of all other Premiums paid.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Fitch, and negative for Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an
3

important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.lfg.com/public/aboutus/investorrelations/financialinformation/ratings.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise the Lincoln Life Flexible Premium Variable Life Account M, as of
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December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
This Policy may be available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this Policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.
Assignment
While the Insured is living, you may assign your rights in the Policy. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you may need to obtain the consent of the assignee, in writing, for specific actions.
5

Transfer of Ownership
As long as the Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.
On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, except when we have received an agreement not to change the Beneficiary or you have assigned that right. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded. Any payment made or any action taken or allowed by us before we record the change of Beneficiary will be without prejudice to us.
If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the Fixed Account and choose to have all future Premium Payments allocated to the Fixed Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the Fixed Account.
Change of Plan
Your Policy may be exchanged for another Policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.
The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
6

Deferment of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay a death benefit of no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay a death benefit of no more than the monthly charges paid for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the
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investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2021 financial statements of the Separate Account and the December 31, 2021 consolidated financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.
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